                                                   UAM FUNDS
                                                   Annual Report


             ----------------------
               BHM&S Total Return
                 Bond Portfolio
             ----------------------
                              April 30, 1998








                                                                 UAM

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO

-------------------------------------------------------------------------------
                                                                   May 27, 1998
Dear Shareholders:

The fiscal year began April 30, 1997 with the long Treasury bond yielding 6.95%. Concerns about an economy and job employment gains that were too strong gave way to a realization that inflation was going to stay low. Rates began to decline which accelerated in the last quarter of 1997 as a flight to quality in the U.S. Treasury market resulted from the turmoil of the Asian markets. The U.S. dollar appreciated as our currency was seen as the safe haven. Trea-sury long bond rates had hit a low of 5.69% on January 12th before drifting higher. Investor concerns resurfaced about economic growth being too strong, and twice during the fiscal quarter we saw a long bond yield of 6.10%.

The long Treasury bond ended the fiscal year at 5.95% as market sentiment turned positive with reports of the lowest inflation in three decades continu-ing despite economic strength and its impact on the job market. The Federal Government budget is now forecast to have a surplus for the current fiscal year, and the supply of new Treasury bonds will be declining. Short-term rates continue to respond to the Federal Reserve, which continues a vocal warning about inflation but a passive strategy. The following table reviews Treasury rates from the short term to the long bond.

                                                            TREASURY INTEREST
                                                                  RATES
                                                          ----------------------
                                                          4/30/97 4/30/98 CHANGE
TREASURY                                                  ------- ------- ------
3 Month..................................................  5.24    4.98   -0.26
6 Month..................................................  5.52    5.22   -0.30
2 Year...................................................  6.27    5.57   -0.70
3 Year...................................................  6.40    5.60   -0.80
5 Year...................................................  6.57    5.64   -0.93
10 Year..................................................  6.71    5.67   -1.04
30 Year..................................................  6.95    5.95   -1.00

We are a "bottom-up value manager" focused not on market timing but on secu-rity and sector selection. This process seeks to produce a yield in the port-folio higher than the market benchmark with returns that are less volatile. We believe that focus on the so-called "spread sectors" - investment grade corporates, mortgages, and asset-backed securities offers higher return poten-tial. Current strategies combine to produce the portfolio comparisons to the Lehman Aggregate benchmark as shown below.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO

-------------------------------------------------------------------------------

                                                                       4/30/98
                                                            4/30/98    LEHMAN
                                                             BHM&S    AGGREGATE
                                                              FUND      INDEX
                                                            --------  ---------
SUPERIOR RETURNS BELOW AVERAGE VOLATILITY
Yield to Maturity..........................................      6.3%      6.2%
Current Yield..............................................      6.8%      6.8%
Quality....................................................       AA       AAA
Average Maturity........................................... 7.9 Yrs.  8.6 Yrs.
Modified Duration.......................................... 5.0 Yrs.  5.1 Yrs.
SECTORS*
U.S. Treasury/Agency.......................................     14.7%     48.4%
U.S. Agency Mortgages......................................     27.5%     29.1%
Asset-backed...............................................      5.5%      1.3%
Industrial.................................................     27.5%      8.0%
Utility....................................................      2.7%      3.4%
Finance....................................................     17.0%      6.4%
Yankee.....................................................      0.7%      3.4%
Cash.......................................................      3.3%      N/A

-----------
* Sector percentages are based on net assets.

BHM&S BOND INVESTMENT STRATEGIES

 .CORPORATES
  Corporate securities staged a remarkable comeback from the Asian inspired dramatic spread widening of January, and withstood a record-breaking pace of new issues during the first quarter of 1998 ($76.8 billion in investment grade issues). Income offset marginal yield spread widening and as fears of the Asian financial crisis subsided, investors embraced confidence in continued strength of corporate cash flow coverages and balance sheet measures. Both market technicals and fundamental credit parameters have continued to reward investors' exposure to "credit risk".

  BHM&S research success continued in the first quarter of 1998 with ratings upgrades for NationsBank (A1 to AA3 by Moody's) and General Motors/GMAC (A- to A S&P). Waste Management ("WMX") was downgraded during the quarter (BAA1A- to BAA3/BBB) before we purchased bonds, and then put on upgrade watchlist by S&P after we purchased bonds.
  .WASTE MANAGEMENT (WMX) -- The fundamental merits of this company's sig-nificant operating cash flow and debt service strengths continue

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO

-------------------------------------------------------------------------------
  to provide adequate protection for bond investors. What the company basi-cally needed was new management! The ratings downgrade and emotional reac-tion created attractive value. We therefore bought WMX bonds.
  On March 11, 1998, USA Waste Service (the widely acknowledged best managed company in the industry and another of our favored and owned credits) an-nounced their $13.5 billion plus stock purchase of WMX. S&P promptly watchlisted both companies for potential upgrade and Moody's confirmed its ratings. Yield spreads of both credits have subsequently narrowed dramati-cally.
  .HALLIBURTON -- On February 26, HAL and Dresser announced a "strategic combination" (merger!) creating an oilfield services and engineering and construction company with the broadest range of services to the petroleum industry worldwide. The combined revenues exceed $16 billion and a market capitalization of over $19 billion. The conservative leverage of the com-bined company also prompted both Moody's and S&P to immediately place both companies on watchlist for upgrade.
  .CHRYSLER -- Prospects remain solid for 1998 following strong 1997 results which saw earnings exceed estimates, cash flow exceed capex and addition of over $200 million in cash to total $7.1 billion at year-end. Notwith-standing the possibility of further share repurchases in 1998, prospects favor use of excess cash flow/cash in debt retirement.

 .MORTGAGES
  The "New Year's Rally" of early January produced a quick 20bp drop in Trea-sury yields and an unexpectedly large increase in mortgage refinance activity. As investors responded by reevaluating their opinion of the sector's call risk, a robust jobs report sparked a sell-off that more than erased the prior rally's rate decline. A more stable environment evolved over the course of the first quarter, dampening rate volatility and prepayment fears. The mortgage sector closed the quarter earning its coupon. The effective duration of the sector is now a modest 2.29 years, essentially equal to that of the 1-to-5 ma-turity segment of the market.

 .ASSET-BACKED SECURITIES
  Industry analysts believe the worst of personal bankruptcies and therefore consumer installment debt problems have peaked. While this improvement in fun-damentals may have improved investor sentiments towards credit card and auto receivable issues, investor options are virtually restricted to floating rate issues. Stranded-asset ABS's are still in rather limited supply as only a few states have enacted the prerequisite legislation. Manufactured Housing (MFS), Collateralized Loan Obligations (CLO) and Collateralized Bond Obligations
(CBO) issuers are using longer maturity structures than we prefer. Deal struc-ture continues to be the overriding gauge of value.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO

-------------------------------------------------------------------------------

 .TREASURY YIELD CURVE
  A Federal Reserve "on hold" with Funds at 5.50%, and an underlying rate of inflation of under 2% must surely satisfy the definition of "monetary re-straint". These are factors in which the bond market has found great confi-dence over the past several quarters. Long interest rates have consequently declined and the curve has flattened. With the 2-to-30 year yield curve clos-ing the quarter at a slope of +37 basis points after beginning the year at +28 basis points, we continue to favor intermediate maturities in the "belly" of the curve. Given favorable fundamentals and technicals however, we also want to be "market-weighted" at the long end of the curve.

INVESTMENT PERFORMANCE
  The Portfolio has two separate classes of shares, Institutional Class Shares ("Institutional Shares") and Institutional Service Class Shares ("Service Shares"). For the year ending April 30, 1998 the total return, encompassing both price change and income, for the INSTITUTIONAL SHARES WAS 10.16% and the return of the SERVICE SHARES WAS 9.85%, compared to the Lehman Aggregate Index return of 10.91%.

  Since inception on November 1, 1995 through April 30, 1998 the INSTITUTIONAL SHARES ANNUALIZED TOTAL RETURN IS 6.74% and the return of the SERVICE SHARES IS 6.44%, compared to the Lehman Aggregate Index return of 7.25%. Fund ex-penses that are not included in the market index's return explain the shortfall in performance for both classes of shares compared to the market in-dex.

  We hope this review answers your questions regarding the portfolio's manage-ment.

Sincerely,

/s/ John S. Williams

John S. Williams, C.F.A.
Principal

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
                     BHM&S TOTAL RETURN BOND PORTFOLIO AND
                        THE LEHMAN AGGREGATE BOND INDEX

                           [LINE GRAPH APPEARS HERE]

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN** FOR PERIOD ENDED APRIL 30, 1998
-------------------------------------------------------------
            1 YEAR                      SINCE 11/1/95*
-------------------------------------------------------------
               INSTITUTIONAL                   INSTITUTIONAL
INSTITUTIONAL  SERVICE CLASS    INSTITUTIONAL  SERVICE CLASS
CLASS SHARES      SHARES        CLASS SHARES      SHARES
  10.16%          9.85%            6.74%          6.44%
-------------------------------------------------------------

------------------------------------------------------------------------------------------
Label                                            BHM&S TOTAL RETURN BOND           LEHMAN
                       BHM&S TOTAL RETURN BOND     Institutional Service        Aggregate
                    Institutional Class Shares              Class Shares       Bond Index
------------------------------------------------------------------------------------------
    1    11/1/95*++                      10000                     10000            10000
------------------------------------------------------------------------------------------
    2        4/30/96                     10008                      9993            10053
------------------------------------------------------------------------------------------
    3        4/30/97                     10684                     10640            10738
------------------------------------------------------------------------------------------
    4        4/30/98                     11769                     11688            11910
------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed they may be worth more or less than the original cost.

 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such reduction of expenses, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Aggregate Bond Index is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS & NOTES--47.2%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- ----------
 BANKS - 3.9%
  Chase Manhattan Corp., 8.625%, 05/01/02............... $  400,000 $  432,588
  Chemical NY Corp., 9.75%, 06/15/99....................    205,000    213,116
  First Chicago Corp., 9.875%, 08/15/00.................    225,000    242,656
  NationsBank Corp., Senior Notes 7.00%, 09/15/01.......    500,000    513,860
                                                                    ----------
                                                                     1,402,220
                                                                    ----------
 BROADCASTING & PUBLISHING - 1.6%
  Viacom, Inc., 7.75%, 06/01/05.........................    540,000    569,262
                                                                    ----------
 ENERGY - 1.5%
  Louis Dreyfus Natural Gas Corp., 6.875%, 12/01/07.....    540,000    536,150
                                                                    ----------
 FINANCIAL SERVICES - 13.1%
  Associates Corp. of North America, Series G 8.35%,
   12/09/99.............................................    400,000    415,548
  Associates Corp. of North America, Series I 6.57%,
   10/04/99.............................................    200,000    202,404
  Caterpillar Financial Services, Series F 6.32%,
   09/01/00.............................................    825,000    831,699
  Countrywide Home Loan, Series F 6.38%, 10/08/02.......    900,000    899,811
  Ford Motor Credit Corp., 6.125%, 04/28/03.............    345,000    343,886
  Ford Motor Credit Corp., 6.625%, 06/30/03.............    450,000    457,375
  General Motors Acceptance Corp., 6.375%, 12/01/01.....    950,000    956,925
  Travelers Property Casualty Corp., 6.75%, 04/15/01....    549,000    557,109
                                                                    ----------
                                                                     4,664,757
                                                                    ----------
 INDUSTRIAL - 22.4%
  Atlantic Richfield Co., 8.50%, 04/01/12...............    225,000    265,138
  Atlantic Richfield Co., 9.875%, 03/01/16..............    300,000    400,743
  Auburn Hills Trust, 12.00%, 05/01/20..................    625,000    993,900
  Belo (A.H.) Corp., 7.25%, 09/15/27....................    340,000    351,995
  Dresser Industries, Inc., 6.25%, 06/01/00.............    500,000    503,255
  Halliburton Co., Series A 6.30%, 08/05/02.............    545,000    549,289
  Ingersoll-Rand Co., Series B 6.34%, 12/03/01..........  1,000,000  1,002,750
  May Department Stores Co., 7.625%, 08/15/13...........    650,000    712,920
  Occidental Petroleum Corp., 6.40%, 04/01/03...........    640,000    637,563
  Occidental Petroleum Corp., 6.50%, 04/01/05...........    210,000    208,973
  Potash Corp., 7.125%, 06/15/07........................    425,000    435,396
  R&B Falcon Corp., 7.375%, 04/15/18....................    880,000    859,883
  Sears, Roebuck & Co., 7.41%, 03/30/00.................    300,000    307,596
  Texaco Capital Corp., 6.19%, 07/09/03.................    500,000    502,762
  USA Waste Services Inc., 6.50%, 12/15/02..............    250,000    250,040
                                                                    ----------
                                                                     7,982,203
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1998
--------------------------------------------------------------------------------

 CORPORATE BONDS & NOTES - CONTINUED
                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 TECHNOLOGY - 1.3%
  WMX Technologies, Inc., 6.65%, 05/15/05............... $  450,000 $   453,645
                                                                    -----------
 TRANSPORTATION - 2.2%
  Federal Express Corp., 9.65%, 06/15/12................    250,000     311,880
  Norfolk Southern Corp., 7.80%, 05/15/27...............    420,000     472,000
                                                                    -----------
                                                                        783,880
                                                                    -----------
 UTILITIES - 1.2%
  KN Energy, Inc., 6.65%, 03/01/05......................    320,000     321,159
  Southern California Edison Co., 8.25%, 02/01/00.......    115,000     119,184
                                                                    -----------
                                                                        440,343
                                                                    -----------
  TOTAL CORPORATE BONDS & NOTES (Cost $16,674,102).................  16,832,460
                                                                    -----------

 U.S. GOVERNMENT SECURITIES - 14.7%
 U.S. TREASURY BONDS - 5.2%
  10.375%, 11/15/12.....................................    930,000   1,230,651
  8.125%, 08/15/19......................................    500,000     623,750
                                                                    -----------
                                                                      1,854,401
                                                                    -----------
 U.S. TREASURY NOTES - 9.5%
  7.875%, 08/15/01......................................  1,455,000   1,550,477
  7.00%, 07/15/06.......................................    685,000     739,156
  6.125%, 11/15/27......................................  1,060,000   1,084,507
                                                                    -----------
                                                                      3,374,140
                                                                    -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $5,224,901)...............   5,228,541
                                                                    -----------

 AGENCY SECURITIES - 27.5%
 FEDERAL HOME LOAN MORTGAGE CORP.  - 11.5%
  Gold Pool #E00520, 7.00%, 12/01/12....................    756,037     770,447
  Gold Pool #E00540, 6.00%, 03/01/13....................    847,000     835,354
  Gold Pool #C00436, 7.50%, 12/01/25....................  2,438,631   2,501,108
                                                                    -----------
                                                                      4,106,909
                                                                    -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
  Pool #303972, 7.00%, 07/01/03.........................    145,880     148,068
  Pool #416831, 6.50%, 03/01/28.........................    849,162     840,398
                                                                    -----------
                                                                        988,466
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1998
--------------------------------------------------------------------------------

 AGENCY SECURITIES - CONTINUED

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.2%
  Pool #407633, 7.50%, 07/15/25.........................  $  481,957 $   495,207
  Pool #439991, 7.50%, 01/15/27.........................   1,439,873   1,479,009
  Pool #466318, 7.00%, 01/15/28.........................   2,694,855   2,726,843
                                                                     -----------
                                                                       4,701,059
                                                                     -----------
  TOTAL AGENCY SECURITIES (Cost $9,692,940)........................    9,796,434
                                                                     -----------

 ASSET-BACKED SECURITIES - 5.5%
  Chase Manhattan Auto Owner Trust, Series 1996-C A3
   5.95%, 11/15/00......................................     325,000     325,302
  Chase Manhattan Credit Card Master Trust, Series 1996-
   4, Class A 6.73%, 02/15/03...........................     800,000     807,744
  Green Tree Financial Corp., Series 1997-2, Class A4
   6.66%, 06/15/28......................................     330,000     333,712
  NationsBank Auto Owner Trust, Series 1996-A A3 6.375%,
   07/15/00.............................................     496,427     497,887
                                                                     -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $1,964,310)..................    1,964,645
                                                                     -----------

 FOREIGN GOVERNMENT BONDS - 0.7%
  Province of Quebec, Global Bond 7.00%, 01/30/07
   (Cost $259,572)......................................     250,000     259,930
                                                                     -----------

 SHORT-TERM INVESTMENT - 3.3%
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 04/30/98, due
   05/01/98, to be repurchased at $1,170,175,
   collateralized by $1,020,140 of various U.S. Treasury
   Obligations, 5.50%-14.00%, due 05/15/04-11/15/27,
   valued at $1,183,296 (Cost $1,170,000)...............   1,170,000   1,170,000
                                                                     -----------
  TOTAL INVESTMENTS--98.9% (Cost $34,985,825) (a)..................   35,252,010
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET)--1.1%.........................      406,107
                                                                     -----------
  NET ASSETS--100%.................................................  $35,658,117
                                                                     ===========

+   See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $35,007,408. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $244,602. This consisted of aggregate gross unrealized appreciation for all securities of $324,186 and aggregate gross unrealized depreciation for all securtities of $79,584.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

 ASSETS
 Investments, at Cost..............................................  $34,985,825
                                                                     ===========
 Investments, at Value.............................................  $35,252,010
 Cash..............................................................          128
 Interest Receivable...............................................      512,942
 Receivable for Portfolio Shares Sold..............................       10,272
 Other Assets......................................................          227
                                                                     -----------
  Total Assets.....................................................   35,775,579
                                                                     -----------
 LIABILITIES
 Payable for Portfolio Shares Redeemed.............................       64,099
 Payable for Investment Advisory Fees--Note B......................       14,637
 Payable for Administrative Fees--Note C...........................        9,475
 Payable for Distribution and Service Fees--Note E.................        3,235
 Payable for Trustees' Fees--Note G................................          687
 Other Liabilities.................................................       25,329
                                                                     -----------
  Total Liabilities................................................      117,462
                                                                     -----------
 NET ASSETS........................................................  $35,658,117
                                                                     ===========
 NET ASSETS CONSIST OF:
 Paid in Capital...................................................  $34,625,865
 Undistributed Net Investment Income...............................      230,556
 Accumulated Net Realized Gain.....................................      535,511
 Unrealized Appreciation...........................................      266,185
                                                                     -----------
 NET ASSETS........................................................  $35,658,117
                                                                     ===========
 Institutional Class Shares
 NET ASSETS........................................................  $19,926,506
                                                                     ===========
 NET ASSET VALUE, Offering and Redemption Price Per Share 1,923,231
  shares outstanding (unlimited authorization, no par value).......       $10.36
                                                                          ======
 Institutional Service Class Shares
 NET ASSETS........................................................  $15,731,611
                                                                     ===========
 NET ASSET VALUE, Offering and Redemption Price Per Share 1,521,319
  shares outstanding (unlimited authorization, no par value).......       $10.34
                                                                          ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INTEREST INCOME
 Interest.......................................................... $1,948,958
                                                                    ----------
 EXPENSES
 Investment Advisory Fees--Note B..................................    107,452
 Administrative Fees--Note C.......................................    110,247
 Printing Fees.....................................................     42,857
 Account Services Fees--Note F.....................................     40,175
 Distribution and Service Fees--Note E.............................     30,070
 Filing and Registration Fees......................................     27,898
 Audit Fees........................................................     15,240
 Legal Fees........................................................      6,965
 Custodian Fees--Note D............................................      4,839
 Trustees' Fees--Note G............................................      2,794
 Other Expenses....................................................      4,436
 Account Services Fees Waived--Note F..............................    (40,175)
 Investment Advisory Fees Waived--Note B...........................   (107,452)
 Expenses Assumed by the Adviser--Note B...........................     (3,527)
                                                                    ----------
  Net Expenses Before Expense Offset...............................    241,819
 Expense Offset--Note A............................................     (1,360)
                                                                    ----------
  Net Expenses After Expense Offset................................    240,459
                                                                    ----------
 NET INVESTMENT INCOME.............................................  1,708,499
                                                                    ----------
 NET REALIZED GAIN ON INVESTMENTS..................................    719,181
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
  INVESTMENTS......................................................    340,239
                                                                    ----------
 NET GAIN ON INVESTMENTS...........................................  1,059,420
                                                                    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $2,767,919
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       YEARS ENDED APRIL 30,
                                                          1998         1997
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income.............................  $  1,708,499  $   696,689
  Net Realized Gain (Loss)..........................       719,181      (41,214)
  Net Change in Unrealized
   Appreciation/Depreciation........................       340,239       61,915
                                                      ------------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.......................................     2,767,919      717,390
                                                      ------------  -----------
 DISTRIBUTIONS:
 Net Investment Income
  Institutional Class...............................      (928,980)    (462,628)
  Institutional Service Class.......................      (671,335)    (152,667)
 Net Realized Gain:
  Institutional Class...............................       (76,247)         --
  Institutional Service Class.......................       (58,332)         --
                                                      ------------  -----------
  TOTAL DISTRIBUTIONS...............................    (1,734,894)    (615,295)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued............................................    16,743,202   10,616,111
  In Lieu of Cash Distributions.....................     1,005,227      462,628
  Redeemed..........................................   (11,553,123)    (532,897)
                                                      ------------  -----------
  Net Increase from Institutional Class Shares......     6,195,306   10,545,842
                                                      ------------  -----------
 Institutional Service Class:
  Issued............................................    14,982,887    2,374,305
  In Lieu of Cash Distributions.....................       722,074      152,667
  Redeemed..........................................    (4,382,135)  (1,383,926)
                                                      ------------  -----------
  Net Increase from Institutional Service Class
   Shares...........................................    11,322,826    1,143,046
                                                      ------------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......    17,518,132   11,688,888
                                                      ------------  -----------
  TOTAL INCREASE....................................    18,551,157   11,790,983
 NET ASSETS:
  Beginning of Year.................................    17,106,960    5,315,977
                                                      ------------  -----------
  End of Year (including undistributed net
   investment income of $230,556 and $117,102,
   respectively)....................................  $ 35,658,117  $17,106,960
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INSTITUTIONAL CLASS                INSTITUTIONAL SERVICE CLASS
                         -------------------------------------- --------------------------------------
                         YEAR ENDED YEAR ENDED   NOVEMBER 1,    YEAR ENDED YEAR ENDED   NOVEMBER 1,
                         APRIL 30,  APRIL 30,     1995*** TO    APRIL 30,  APRIL 30,     1995*** TO
                           1998++     1997++   APRIL 30, 1996++   1998++     1997++   APRIL 30, 1996++
                         ---------- ---------- ---------------- ---------- ---------- ----------------
Net Asset Value,
 Beginning of Period....  $  9.96    $  9.85        $10.00       $  9.95     $ 9.84        $10.00
                          -------    -------        ------       -------     ------        ------
Income from Investment
 Operations
 Net Investment Income..     0.58       0.60          0.28          0.56       0.57          0.27
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     0.41       0.05         (0.27)         0.40       0.05         (0.27)
                          -------    -------        ------       -------     ------        ------
 Total from Investment
  Operations............     0.99       0.65          0.01          0.96       0.62           --
                          -------    -------        ------       -------     ------        ------
Distributions:
 Net Investment Income..    (0.55)     (0.54)        (0.16)        (0.53)     (0.51)        (0.16)
 Net Realized Gain......    (0.04)       --            --          (0.04)       --            --
                          -------    -------        ------       -------     ------        ------
 Total Distributions....    (0.59)     (0.54)        (0.16)        (0.57)     (0.51)        (0.16)
                          -------    -------        ------       -------     ------        ------
Net Asset Value, End of
 Period                   $ 10.36    $  9.96        $ 9.85       $ 10.34     $ 9.95        $ 9.84
                          =======    =======        ======       =======     ======        ======
TOTAL RETURN+...........    10.16%      6.75%         0.08%**       9.85%      6.47%        (0.07)%**
                          =======    =======        ======       =======     ======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....  $19,927    $13,062        $2,445       $15,732     $4,045        $2,871
Ratio of Expenses to
 Average Net Assets.....     0.68%      0.57%         0.61%*        0.95%      0.82%         0.83%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     5.69%      6.01%         5.53%*        5.42%      5.78%         5.44%*
Portfolio Turnover
 Rate...................      210%       151%           55%          210%       151%           55%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................     0.52%      1.16%         4.63%*        0.45%      1.43%         3.99%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     0.68%      0.55%         0.55%*        0.94%      0.80%         0.80%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The BHM&S Total Return Bond Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial state-ments of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objec-tive of the BHM&S Total Return Bond Portfolio is to provide a maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses in-formation with respect to transactions in fixed income securities, quota-tions from dealers, market transactions in comparable securities and vari-ous relationships between securities in determining value. Short-term in-vestments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.
  The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value using methods de-termined by the Board of Trustees.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    During the year ended April 30, 1998, the Portfolio utilized capital loss carryforwards for federal income tax purposes totaling $34,317.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for paydown gains or losses and the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $5,270 to increase undistributed net investment income and $5,270 to decrease accumulated net realized gain.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the ef-fective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attrib-

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------
  uted are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Port-folio have been increased to include expense offsets, if any, for custo-dian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Barrow, Hanley, Mewhinney, & Strauss, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.35% of average daily net assets for the month. For the period from May 1, 1997 through December 31, 1997, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 0.55% and 0.80% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively. For the period from January 1, 1998 through April 30, 1998, the Adviser has voluntarily agreed to waive a portion of its advi-sory fees and to assume expenses, if necessary, in order to keep the Portfo-lio's total annual operating expenses, after the effect of expense offset ar-rangements, from exceeding 0.90% and 1.15% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has en-tered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------
Manhattan Bank, under which CGFSC agrees to provide certain services, includ-ing but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1998, $98,003 was paid to CGFSC for its services.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares ("Service Class Shares") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Service Class Shares' net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Service Class Shares' net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Service Class Shares do pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive a portion of its fees in order to keep the Portfolio's total annual operating expenses, af-ter the effect of expense offset arrangements, from exceeding 0.90% and 1.15% of average daily net assets of the Portfolio's Institutional Class Shares and Institutional Service Class Shares, respectively.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Trustee meetings.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------
  H. PURCHASES AND SALES: For the year ended April 30, 1998, the Portfolio made purchases of $35,931,132 and sales of $18,942,277 of investment securi-ties other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities total $40,857,201 and $41,184,514, respectively.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the year ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 78% and 56% of total shares outstanding were held by 4 and 3 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning more than 10% of the aggregate total shares outstanding.

  K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Port-folios, by class, were as follows:

                              INSTITUTIONAL CLASS          INSTITUTIONAL SERVICE
                                    SHARES                     CLASS SHARES
                         ----------------------------- -----------------------------
                             YEAR           YEAR           YEAR           YEAR
                             ENDED          ENDED          ENDED          ENDED
                         APRIL 30, 1998 APRIL 30, 1997 APRIL 30, 1998 APRIL 30, 1997
                         -------------- -------------- -------------- --------------
Shares Issued...........    1,644,535     1,069,573      1,470,225        239,518
In Lieu of Cash
  Distributions.........       98,356        46,682         70,652         15,482
Shares Redeemed.........   (1,130,795)      (53,183)      (426,221)      (140,200)
                           ----------     ---------      ---------       --------
Net Increase from
  Capital Share
  Transactions..........      612,096     1,063,072      1,114,656        114,800
                           ==========     =========      =========       ========

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
BHM&S Total Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BHM&S Total Return Bond Port-folio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 1998, and the results of its operations, the changes in its net assets and the fi-nancial highlights for the periods indicated in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by corre-spondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 3, 1998

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)
For the year ended April 30, 1998, the percentage of income earned from direct treasury obligations was 35.99%.

UAM Funds                                                    BHM&S Total Return
                                                             Bond Portfolio
================================================================================
Officers and Trustees

Norton H. Reamer                                             William H. Park
Trustee, President and Chairman                              Vice President

John T. Bennett, Jr.                                         Michael E. DeFao
Trustee                                                      Secretary

Nancy J. Dunn                                                Karl O. Hartmann
Trustee                                                      Assistant Secretary

Philip D. English                                            Gary L. French
Trustee                                                      Treasurer

William A. Humenuk                                           Robert R. Flaherty
Trustee                                                      Assistant Treasurer

Charles H. Salisbury, Jr.                                    Gordon M. Shone
Trustee and Executive Vice President                         Assistant Treasurer

Peter M. Whitman, Jr.

================================================================================
Investment Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue, 15th Floor
Dallas, TX 75204

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants               ------------------------------------
Price Waterhouse LLP                  This report has been prepared for
160 Federal Street                    shareholders and may be distributed
Boston, MA 02110                      to others only if preceded or
                                      accompanied by a current prospectus.
Distributor                           ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                   UAM FUNDS
                                   SEMI-ANNUAL REPORT

    ------------------------

        McKEE PORTFOLIOS

--------------------------------------------------------------------------------
                                        April 30, 1998




                                                                             UAM

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  U.S. Government...........................................................  10
  Domestic Equity...........................................................  13
  International Equity......................................................  16
  Small Cap Equity..........................................................  21
Statement of Assets and Liabilities.........................................  24
Statement of Operations.....................................................  25
Statement of Changes in Net Assets
  U.S. Government...........................................................  26
  Domestic Equity...........................................................  27
  International Equity......................................................  28
  Small Cap Equity..........................................................  29
Financial Highlights
  U.S. Government...........................................................  30
  Domestic Equity...........................................................  31
  International Equity......................................................  32
  Small Cap Equity..........................................................  33
Notes to Financial Statements...............................................  34

--------------------------------------------------------------------------------

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
April 30, 1998

MCKEE U.S. GOVERNMENT PORTFOLIO

For the six months ended April 30, 1998, the McKee U.S. Government Portfolio produced a total return of 2.67 percent. The Portfolio benefited modestly from changes in duration during the period, but returns were lowered by troubles at one corporate bond issuer.

Economic Perspective

The economy grew at an annual rate of about 4 percent during the last quarter of 1997 and the first quarter of 1998. Growth was strong despite the Asian crisis, which began affecting some manufacturing and export businesses and may have subtracted as much as one to two percentage points from GDP growth.

Consumer price inflation remained low, at an annualized rate of approximately 1 percent. Falling commodity prices, particularly in the energy sector, as well as the Asian slowdown and a strong dollar, helped to suppress inflation. Although wages have been rising, continued U.S. productivity gains helped mit-igate the effect on unit labor costs.

Despite the strong economy, the Federal Reserve continued to postpone an in-terest-rate increase. The lack of any sign of rising inflation and the possi-bility of an Asian-induced slowdown have kept the Fed from acting.

Performance

The Portfolio's performance trailed that of the benchmark Lehman Brothers Government/Corporate Index, which returned 3.64 percent for the six-month pe-riod ended April 30, 1998. The Portfolio benefited from a modest shortening of duration in January (to 1/4 year under the benchmark), followed by a move to a benchmark-neutral position in early March, when interest rates rose. The lower return compared to the benchmark index was primarily related to holdings of Columbia HCA bonds in the corporate sector. The healthcare company's well-pub-licized troubles significantly affected the value of its bonds, which the Portfolio sold in February.

Portfolio Structure

As of April 30, 1998, the Portfolio consisted of 31 percent corporate securi-ties, 52 percent Treasury and government agency securities, 32 percent mort-gage-backed securities, The ten largest holdings in the Portfolio are listed below.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
                         LARGEST HOLDINGS BY SECURITY
                               AT APRIL 30, 1998

                                                                         % OF
ISSUER                                                 COUPON   DUE    PORTFOLIO
------                                                 ------ -------- ---------
U.S. Treasury Note.................................... 5.875% 11/30/01   9.5%
U.S. Treasury Bond.................................... 9.375% 02/15/06   6.6%
FNMA 1998-26 PA....................................... 6.000% 11/18/17   6.5%
GNMA.................................................. 7.000% 09/15/24   6.5%
U.S. Treasury Note.................................... 8.500% 02/15/20   5.8%
FNMA.................................................. 5.750% 02/15/08   4.7%
FHLMC................................................. 6.750% 05/30/06   4.6%
FNMA.................................................. 7.500% 04/09/07   3.8%
GNMA.................................................. 7.500% 05/01/13   3.8%
FHLMC 2034............................................ 6.000% 04/15/18   3.6%

Outlook

We expect interest rates to fluctuate within a narrow range for the near fu-ture. Our expectation is based on a scenario of strong economic growth, low inflation and stable monetary policy. Given the present environment, we fore-see no near-term rate action by the Federal Reserve, which is counting on the Asian situation to help slow economic growth.

MCKEE DOMESTIC EQUITY PORTFOLIO

The McKee Domestic Equity Portfolio had strong performance for the six months ended April 30, 1998, with a total return of 18.10 percent. This performance reflects a rebound in equity prices in the first months of 1998, after fears ceased about the effects of the Asian crisis.

Economic Perspective

The U.S. economy remained vigorous during the six months ended April 30, 1998. Inflation continued its decline from already low levels, and corporate earn-ings remained strong. As investors learned more about the Asian crisis and its likely effect on the U.S. economy, worst-case fears abated, adding to confi-dence about domestic equities and helping cyclical stocks rebound. The market was also aided by a surge in mergers and acquisitions.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Performance

The Portfolio's total return for the six months ended April 30 trailed the benchmark S&P 500 Index, which returned 22.50 percent. Performance was nega-tively affected by the Portfolio's substantial holding of cyclical stocks. More recently, the Portfolio has benefited from rebounds in a number of stocks that had been undeservedly marked down late in 1997 as a result of the Asian crisis.

Positions in the healthcare, telecommunications, financial services, retailing and computer software industries contributed positively to results. The Port-folio was adversely affected by positions in the tobacco, food retailing and computer hardware industries.

Among individual stocks, Southern New England Telecom, Sterling Software, Bec-ton Dickinson, Lehman Brothers, Gap, Inc. and apparel-maker Tommy Hilfiger had particularly good performance during the period. Below-average performers in-cluded MEMC Electronic Materials, Loews Corporation, Olsten Corporation, Amer-ican Stores and Philip Morris.

Portfolio Structure

The Portfolio is broadly diversified, but strategically weighted by economic sector, industry and capitalization. Compared to the overall market, the Port-folio emphasizes the capital goods, technology and basic industries sectors, which should perform well under the reasonably healthy economic conditions we foresee. The portfolio is relatively under-weighted in the utility, financial and consumer staples sectors.

By industry, the Portfolio has a significant weighting, compared to the benchmark, in oil refining, computer software and industrial services. It is under-weighted in banking, home products and energy. The largest industry holdings are shown below.

                         LARGEST HOLDINGS BY INDUSTRY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Technology................................................................ 16.7%
Pharmaceuticals...........................................................  8.4%
Energy....................................................................  8.2%
Retail....................................................................  7.7%
Financial Services........................................................  7.6%
Services..................................................................  6.2%
Banks.....................................................................  4.9%
Capital Equipment.........................................................  4.9%
Chemicals.................................................................  4.2%
Beverages, Food & Tobacco.................................................  3.9%

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

At April 30, 1998 the Portfolio held 50 stocks. The ten largest company hold-ings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Green Tree Financial Corp.................................................. 4.7%
Sequent Computer Systems, Inc. ............................................ 3.7%
Sterling Software, Inc..................................................... 3.6%
Aluminum Company of America................................................ 3.3%
Akzo Nobel N.V. ADR........................................................ 3.0%
Advanced Micro Devices, Inc................................................ 2.9%
Stone Energy Corp. ........................................................ 2.9%
ITT Industries, Inc........................................................ 2.8%
AccuStaff, Inc. ........................................................... 2.7%
American Stores Co......................................................... 2.7%

Outlook

Although we remain optimistic about the long-term outlook for equity in-vestment, we have become increasingly concerned about the prospect of a down-turn in the stock market later this year. The fundamental problem is the mar-ket's overvaluation following the 150-percent advance of the past three years. At current levels, the S&P 500 Index is trading at 24 times estimated 1998 earnings, which represent an increase of 8 percent from 1997. Simply put, in-vestors may not continue buying stocks at three times their growth rate, espe-cially when earnings are decelerating. Also, most valuation methods suggest the overall market is about 15-25 percent overvalued. Accordingly, a price de-cline in 1998 or early 1999 is quite possible.

In this more difficult environment, the Portfolio should perform relatively well since its structure emphasizes mid-cap stocks with superior valuation and earnings momentum characteristics rather than large cap growth issues, many of which are trading in uncharted price territory. As a result, our shareholders are well positioned to benefit from an important future performance opportunity.

MCKEE INTERNATIONAL EQUITY PORTFOLIO

The McKee International Equity Portfolio continued to produce healthy returns for the six months ended April 30, 1998. Total return for the period was 14.45 percent. Although the portfolio was initially penalized by its exposure to Asian markets, it enjoyed vigorous gains from the partial recovery in some of those markets beginning in February.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Economic Perspective

Most world stock markets outside Asia have risen strongly during recent months, benefiting from low inflation, low interest rates and strong earnings growth. European markets in particular registered high returns. While Japan continued to exhibit lackluster performance, outstanding recent results in Thailand, Korea and the Philippines suggests a lessening of investor concern about Asian problems.

Performance

The benchmark Morgan Stanley Capital International EAFE Index returned 15.44 percent for the six-month period ended April 30, 1998. The Portfolio's rela-tive performance was hurt by investments in Japan, China and Hong Kong. The Portfolio benefited from relatively large investments in Canada, Finland, Ire-land, Korea and Mexico.

The Portfolio also benefited from its investments in the healthcare, technolo-gy, energy, food and chemicals industries. Comparative results were hurt by investments in the railroad, airline and auto industries.

Among individual stocks, Montedison, Nokia, Alcatel, Svenska Handelsbanken and Pohang Iron & Steel were the best performers. Nissan Motors, Guangshen Rail-way, Mitsui & Company, Cathay Pacific and Amada under-performed.

Portfolio Structure

The Portfolio is structured to benefit from continued global economic growth. At April 30, 1998, it was invested in 24 world markets. Compared to the bench-mark index, the Portfolio is over-weighted in Canada, Korea and China, while Japan, the United Kingdom, Germany and Switzerland are under-represented. The ten largest country weightings are shown below.

                          LARGEST HOLDINGS BY COUNTRY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Japan..................................................................... 12.5%
United Kingdom............................................................ 11.5%
Netherlands...............................................................  7.8%
France....................................................................  7.7%
Hong Kong.................................................................  5.1%
Finland...................................................................  4.9%
Mexico....................................................................  4.4%
Canada....................................................................  4.4%
Germany...................................................................  3.9%
Switzerland...............................................................  3.8%

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Holdings are also widely diversified by company, economic sector and industry. As of April 30, 1998, the Portfolio held stocks of 56 companies and was in-vested in all global economic sectors and most major world industries. Com-pared to the benchmark, the portfolio is over-weighted in the materials, capi-tal equipment and energy sectors. It is under-weighted in the finance and service sectors. The ten largest company holdings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Nokia Oyj.................................................................. 4.9%
Nestle S.A. ............................................................... 3.8%
Alcatel Alsthom............................................................ 3.1%
Asia Pulp & Paper Co., Ltd. ............................................... 3.0%
Akzo Nobel N.V. ........................................................... 3.0%
B.A.T. Industries.......................................................... 2.8%
Philips Electronics N.V.................................................... 2.8%
Elan Corp. ................................................................ 2.8%
Montedison S.p.A. ......................................................... 2.7%
YPF S.A. .................................................................. 2.5%

Outlook

While corporate restructuring in Europe has already contributed to signifi-cantly higher equity prices in that region, we continue to believe the invest-ment outlook for most of these markets remain positive. In Asia, markets should show further signs of recovery in coming months and several Latin Amer-ican markets also appear to offer strong potential. Indeed, we expect non-U.S. stocks to outperform domestic equities during the remainder of 1998.

From a strategic standpoint, we continue to favor undervalued stocks with strong earnings momentum. Many of these stocks are cyclically sensitive and should benefit from the global economic strength we foresee over the next year.

MCKEE SMALL-CAP EQUITY PORTFOLIO

The McKee Small Cap Equity Portfolio was launched on November 4, 1997. From its inception through April 30, 1998, the total return for the Portfolio was
10.06 percent which was a healthy return in a market that has recently favored large capitalization stocks.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Economic Perspective

The continued vigor of the U.S. economy during the period contributed to the performance of small-cap stocks. Inflation continued its decline from already low levels, and small-cap company earnings remained strong, even while growth slowed somewhat at a number of large companies. The easing of fears about the Asian crisis also contributed to investor confidence. The investor surge in merger and acquisition activity in the early months of 1998 gave a further boost to the equity market and to many small cap stocks.

Performance

In the almost six months since inception, the Portfolio's performance compared well to the benchmark Russell 2000 Index which returned 9.86 percent for the period November 4 through April 30, 1998. In particular, the Portfolio bene-fited from positions in the energy, finance and consumer sectors. With respect to industries, the Portfolio was helped by positions in financial services, oil and gas and computer software. Results were hurt by the positions in to-bacco, forest products and computer hardware.

Among individual stocks, First American Financial, Commerce Bancorp, Avid Technology, Structural Dynamics Research and LA-Z-Boy had the best perfor-mance. Swisher International Group, Perceptron Inc., System Software Associ-ates, Gymboree Corporation and Pioneer Standard Electronics under-performed.

Portfolio Structure

The Portfolio is broadly diversified, yet strategically weighted by economic sector and industry. It has modest concentrations, compared to the benchmark index, in the financial and basic industries sectors. It is slightly under-weighted in capital goods and consumer cyclicals.

Among industries, the Portfolio has an emphasis on computer software, elec-tronic equipment, and mining and metals compared to the benchmark. It is un-der-weighted in semiconductors, information services and chemicals.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

As of April 30, 1998, there were 44 stocks in the Portfolio. The largest hold-ings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Delphi Financial Group, Inc. .............................................. 3.4%
Owens & Minor, Inc. ....................................................... 3.3%
Brown & Sharpe Manufacturing Co. .......................................... 3.3%
Commerce Bancorp, Inc. .................................................... 3.2%
Personnel Group of America, Inc. .......................................... 3.1%
Avid Technology, Inc. ..................................................... 3.0%
Stone Energy Corp. ........................................................ 2.9%
Structural Dynamics Research Corp. ........................................ 2.9%
Systems & Computer Technology Corp. ....................................... 2.8%
Mortons Restaurant Group, Inc. ............................................ 2.8%

Outlook

Our outlook for small-cap stocks remains positive, despite growing concern about the possibility of a downturn in the broad stock market. Even apart from their demonstrated superior performance versus large-cap stock over the long term, small caps are attractive at present because of their better earnings outlook, their lower valuations and the recent reduction in the capital gains tax rates, which benefits smaller, growing companies.

Yours truly,

C.S. McKee & Co., Inc.

Note: The investment results presented in the letter above represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For a complete discussion of the risks associated with international investing, please refer to the prospectus for the McKee International Equity Portfolio.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
                     DEFINITION OF THE COMPARATIVE INDICES

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly companies.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUND                                         MCKEE U.S. GOVERNMENT PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 U.S. GOVERNMENT & AGENCY SECURITIES - 52.1%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01.............................  $  311,048 $   310,672
                                                                    -----------
 Federal Home Loan Mortgage Corp.
  6.75%, 5/30/06.......................................   1,840,000   1,923,628
  7.65%, 5/10/05.......................................      85,000      87,683
                                                                    -----------
                                                                      2,011,311
                                                                    -----------
 Federal National Mortgage Association
  5.625%, 3/15/01......................................   1,320,000   1,315,050
  5.75%, 2/15/08.......................................   2,020,000   1,982,441
  6.70%, 8/10/01.......................................   1,075,000   1,085,933
  7.37%, 4/14/04.......................................     140,000     141,938
  7.50%, 4/9/07........................................   1,535,000   1,609,693
                                                                    -----------
                                                                      6,135,055
                                                                    -----------
 U.S. Treasury Bond
  9.375%, 2/15/06......................................   2,266,000   2,773,969
                                                                    -----------
 U.S. Treasury Notes
  5.875%, 11/30/01.....................................   3,983,000   4,011,438
  8.50%, 2/15/20.......................................   1,895,000   2,452,679
                                                                    -----------
                                                                      6,464,117
                                                                    -----------
 U.S. Treasury Principal Strips
  5/15/17..............................................   2,083,000     663,498
                                                                    -----------
  TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (Cost $18,033,126)....   18,358,622
                                                                    -----------

 MORTGAGE OBLIGATIONS - 31.7%
 Federal Home Loan Mortgage Corp.
  Series 1995 PB, CMO, PAC 1, REMIC 6.50%, 9/20/25.....   1,393,000   1,400,383
  Series 2034 PN, CMO, PAC (11), REMIC, 6.00%,
   4/15/18.............................................   1,500,000   1,493,325
                                                                    -----------
                                                                      2,893,708
                                                                    -----------
 Federal National Mortgage Association
  Pool #323057, 6.50%, 3/1/13..........................   1,200,642   1,204,761
  Series 1998-26 PA, CMO, PAC, REMIC, 6.00%, 11/18/17..   2,750,000   2,740,547
                                                                    -----------
                                                                      3,945,308
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 MORTGAGE OBLIGATIONS - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 Government National Mortgage Association
  Pool #780742, 7.00%, 9/15/24.........................  $2,697,639 $ 2,739,790
  TBA, 7.50%, 5/1/13...................................   1,548,000   1,599,270
                                                                    -----------
                                                                      4,339,060
                                                                    -----------
  TOTAL MORTGAGE OBLIGATIONS (Cost $11,196,459)...................   11,178,076
                                                                    -----------

 ASSET-BACKED SECURITIES - 7.9%
 FINANCIAL SERVICES - 7.9%
  Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25.............................................      78,663      78,259
  Countrywide Funding Corp., Series D 6.875%, 9/15/05..     525,000     538,781
  Green Tree Financial Corp., Series 94-7 A4 8.35%,
   3/15/20.............................................     250,000     258,877
  Indymac Manufactured Housing Contract, Series 98-1 A2
   6.39%, 9/25/28......................................     340,000     342,853
  Oakwood Mortgage Investors Inc., Series 95-A A2
   6.50%, 9/15/20......................................     439,853     440,897
  The Money Store Home Equity Trust, Series 96-C A3
   7.07%, 12/15/16.....................................     550,000     554,052
  U.S. West Cap Funding, Inc. 6.75%, 10/1/05...........     155,000     158,294
  World Financial Network Credit Card, Series 96-B A
   6.95%, 4/15/06......................................     405,000     420,684
                                                                    -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $2,747,069).................    2,792,697
                                                                    -----------

 CORPORATE BONDS - 23.2%
 FINANCIAL SERVICES - 5.5%
  Countrywide Capital I 8.00%, 12/15/26................     445,000     456,681
  Lehman Brothers Holdings 7.125%, 9/15/03.............     748,000     769,505
  NB Capital Trust IV 8.25%, 4/15/27...................     626,000     690,947
                                                                    -----------
                                                                      1,917,133
                                                                    -----------
 INDUSTRIAL - 12.6%
  Nabisco, Inc. 7.55%, 6/15/15.........................     834,000     866,317
  News America Holdings, Inc. 7.60%, 10/11/15..........     731,000     762,068
  Philip Morris Cos., Inc. 7.25%, 9/15/01..............     200,000     205,000
  Phillips Petroleum Co. 7.125%, 3/15/28...............     443,000     430,818
  Seagate Technology, Inc. Senior Notes 7.125%,
   3/1/04..............................................     833,000     838,206
  Time Warner Entertainment Co. 8.375%, 3/15/23........     775,000     884,469
  Xerox Capital Trust I 8.00%, 2/1/27..................     410,000     434,088
                                                                    -----------
                                                                      4,420,966
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUND                                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 TELECOMMUNICATIONS - 2.4%
  Frontier Corp. 7.25%, 5/15/04......................... $  809,000 $   843,383
                                                                    -----------
 UTILITIES - 0.7%
  Pacific Gas & Electric 5.875%, 10/1/05................    260,000     254,150
                                                                    -----------
 YANKEE BONDS - 2.0%
  Barrick Gold Corp. 7.50%, 5/1/07......................    675,000     712,968
                                                                    -----------
  TOTAL CORPORATE BONDS (Cost $7,810,898)...............              8,148,600
                                                                    -----------

SHORT-TERM INVESTMENT - 4.4%
REPURCHASE AGREEMENT - 4.4%
 Chase Securities, Inc. 5.37%, dated 4/30/98, due
  5/1/98, to be repurchased at $1,538,229,
  collateralized by $1,341,004 of various U.S. Treasury
  Obligations, 5.50%-14.00%, due 5/15/04-
  11/15/27,valued at $1,555,478 (Cost $1,538,000)...... 1,538,000   1,538,000
                                                                  -----------
 TOTAL INVESTMENTS - 119.3% (Cost $41,325,552) (a)...............  42,015,995
                                                                  -----------
 OTHER ASSETS AND LIABILITIES (NET) - (19.3%)....................  (6,786,596)
                                                                  -----------
 NET ASSETS - 100%............................................... $35,229,399
                                                                  ===========

    +     See Note A to Financial Statements.
  CMO     Collateralized Mortgage Obligation
  PAC     Planned Amortization Class
REMIC     Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $41,325,552. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $690,443. This consisted of aggregate gross unrealized appreciation for all securities of $727,758 and aggregate gross unrealized depreciation for all securities of $37,315.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.3%

                                                             SHARES   VALUE+
                                                             ------ -----------
 AUTOMOTIVE - 1.0%
  General Motors Corp. .....................................  9,200 $   619,850
                                                                    -----------
 BANKS - 4.9%
  BankBoston Corp. .........................................  7,650     825,722
  Bankers Trust New York Corp. ............................. 11,200   1,446,200
  Golden West Financial Corp................................  6,900     726,656
                                                                    -----------
                                                                      2,998,578
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 3.9%
  Philip Morris Cos., Inc................................... 28,600   1,067,137
  Pioneer Hi-Bred International, Inc. ...................... 35,200   1,328,800
                                                                    -----------
                                                                      2,395,937
                                                                    -----------
 CAPITAL EQUIPMENT - 4.9%
  Cincinnati Milacron, Inc. ................................ 40,200   1,248,712
  ITT Industries, Inc. ..................................... 47,200   1,719,850
                                                                    -----------
                                                                      2,968,562
                                                                    -----------
 CHEMICALS - 4.2%
  Akzo Nobel N.V. ADR....................................... 17,500   1,802,500
  Ethyl Corp................................................ 93,900     715,988
                                                                    -----------
                                                                      2,518,488
                                                                    -----------
 COMPUTERS - 1.9%
  Computer Associates International, Inc. .................. 20,000   1,171,250
                                                                    -----------
 ELECTRONICS - 1.0%
  *MEMC Electronic Materials, Inc. ......................... 44,400     624,375
                                                                    -----------
 ENERGY - 8.2%
  Mitchell Energy & Development Corp., Class B.............. 38,770     978,942
  Occidental Petroleum Corp. ............................... 27,700     815,419
  *Stone Energy Corp. ...................................... 45,500   1,743,219
  Ultramar Diamond Shamrock Corp. .......................... 20,900     675,331
  YPF S.A. ADR.............................................. 21,600     753,300
                                                                    -----------
                                                                      4,966,211
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------

 FINANCIAL SERVICES - 7.6%
  Green Tree Financial Corp. ............................... 70,300 $ 2,864,725
  Lehman Brothers Holdings, Inc. ........................... 14,200   1,009,087
  The PMI Group, Inc. ......................................  9,200     747,500
                                                                    -----------
                                                                      4,621,312
                                                                    -----------
 HEALTH CARE - 2.0%
  *Foundation Health Systems, Inc., Class A................. 41,850   1,211,034
                                                                    -----------
 INSURANCE - 1.9%
  CIGNA Corp. ..............................................  5,500   1,138,156
                                                                    -----------
 MANUFACTURING - 1.2%
  Tecumseh Products Co., Class A............................ 15,000     755,625
                                                                    -----------
 METALS - 3.3%
  Aluminum Company of America............................... 25,700   1,991,750
                                                                    -----------
 MINING - 2.4%
  Case Corp. ............................................... 22,900   1,455,581
                                                                    -----------
 MULTI-INDUSTRY - 1.4%
  Loews Corp. ..............................................  8,300     830,519
                                                                    -----------
 PAPER & PACKAGING - 2.0%
  Willamette Industries..................................... 30,900   1,199,306
                                                                    -----------
 PHARMACEUTICALS - 8.4%
  American Home Products Corp. .............................  9,200     856,750
  Becton, Dickinson & Co. .................................. 16,500   1,148,813
  *Biogen, Inc. ............................................ 34,200   1,509,075
  Mylan Laboratories, Inc. ................................. 59,000   1,600,375
                                                                    -----------
                                                                      5,115,013
                                                                    -----------
 RETAIL - 7.7%
  American Stores Co. ...................................... 68,700   1,648,800
  *BJ'S Wholesale Club, Inc. ............................... 30,200   1,209,888
  Dillard's Inc., Class A................................... 19,700     721,513
  Gap, Inc. ................................................ 21,800   1,121,337
                                                                    -----------
                                                                      4,701,538
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE DOMESTIC EQUITY PORTFOLIO
                                  APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 SERVICES - 6.2%
  *Accustaff, Inc..........................................  46,200 $ 1,657,425
  Olsten Corp..............................................  63,400     867,787
  Reynolds & Reynolds Co., Class A.........................  54,000   1,242,000
                                                                    -----------
                                                                      3,767,212
                                                                    -----------
 TECHNOLOGY - 16.7%
  AMP, Inc.................................................  33,900   1,332,694
  *Advanced Micro Devices, Inc.............................  63,800   1,770,450
  *Policy Management Systems...............................  14,200   1,144,875
  *Seagate Technology, Inc.................................  55,200   1,473,150
  *Sequent Computer Systems, Inc........................... 115,100   2,258,838
  *Sterling Software, Inc..................................  81,492   2,154,445
                                                                    -----------
                                                                     10,134,452
                                                                    -----------
 TELECOMMUNICATIONS - 3.3%
  Bell Atlantic Corp.......................................   9,563     894,738
  SBC Communications, Inc..................................   7,120     295,035
  Sprint Corp..............................................  11,500     785,594
                                                                    -----------
                                                                      1,975,367
                                                                    -----------
 TEXTILES & APPAREL - 2.2%
  *Tommy Hilfiger Corp.....................................  21,500   1,311,500
                                                                    -----------
 UTILITIES - 2.0%
  GPU, Inc.................................................  13,100     519,088
  Southern New England Telecommunications Corp.............   9,700     679,000
                                                                    -----------
                                                                      1,198,088
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $48,544,023)...........................  59,669,704
                                                                    -----------
  TOTAL INVESTMENTS - 98.3% (Cost $48,544,023) (a).................  59,669,704
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.7%........................   1,005,170
                                                                    -----------
  NET ASSETS - 100%................................................ $60,674,874
                                                                    ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $48,544,023. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $11,125,681. This consisted of aggregate gross unrealized appreciation for all securities of $12,729,749 and aggregate gross unrealized depreciation for all securities of $1,604,068.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 97.4%

                                                           SHARES     VALUE+
                                                          --------- -----------
 ARGENTINA - 2.5%
  YPF S.A. ADR...........................................   100,000 $ 3,487,500
                                                                    -----------
 AUSTRALIA - 1.5%
  Westpac Banking Corp...................................   312,000   2,095,270
                                                                    -----------
 CANADA - 4.4%
  Alcan Aluminium Ltd....................................    48,925   1,587,718
  Canadian Imperial Bank of Commerce.....................    50,358   1,790,970
  Seagram Co., Ltd.......................................    31,830   1,357,973
  West Coast Energy, Inc.................................    25,242     595,830
  West Coast Energy, Inc. ADR............................    27,600     648,600
                                                                    -----------
                                                                      5,981,091
                                                                    -----------
 CHINA - 1.5%
  *Huaneng Power International, Inc. ADR.................    93,000   2,046,000
                                                                    -----------
 DENMARK - 2.1%
  Unidanmark A/S, Class A (Registered)...................    33,950   2,855,236
                                                                    -----------
 FINLAND - 4.9%
  Nokia Oyj, Class K.....................................   101,000   6,723,180
                                                                    -----------
 FRANCE - 7.7%
  Alcatel Alsthom........................................    22,615   4,194,930
  Coflexip...............................................    23,000   3,263,850
  Total S.A., Class B....................................    26,400   3,140,243
                                                                    -----------
                                                                     10,599,023
                                                                    -----------
 GERMANY - 3.9%
  Bayer AG...............................................    47,650   2,126,046
  Bayer AG ADR...........................................    19,900     884,937
  Commerzbank AG.........................................    40,000   1,556,051
  Commerzbank AG ADR.....................................    20,000     771,246
                                                                    -----------
                                                                      5,338,280
                                                                    -----------
 HONG KONG - 5.1%
  Cathay Pacific Airways Ltd............................. 1,828,000   1,604,854
  Guangshen Railway Co., Ltd. ADR........................   180,000   1,766,250
  Hong Kong Electric Holdings............................   240,000     737,461
  Hong Kong Electric Holdings ADR........................   244,800     752,148
  HSBC Holdings plc......................................    77,000   2,197,018
                                                                    -----------
                                                                      7,057,731
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
 IRELAND - 2.8%
  *Elan Corp. plc ADR....................................    62,000 $ 3,851,750
                                                                    -----------
 ISRAEL - 2.3%
  Teva Pharmaceutical Industries Ltd. ADR................    75,000   3,187,500
                                                                    -----------
 ITALY - 2.7%
  Montedison S.p.A....................................... 2,645,580   3,341,171
  Montedison S.p.A. ADR..................................    32,634     414,044
                                                                    -----------
                                                                      3,755,215
                                                                    -----------
 JAPAN - 12.5%
  Amada Co., Ltd.........................................   258,000   1,044,574
  Credit Saison Co.......................................    61,400   1,333,570
  Hitachi Ltd............................................   270,000   1,939,080
  Hitachi Ltd. ADR.......................................     8,100     585,225
  INES Corp..............................................   171,000   1,255,260
  Ito-Yokado Co., Ltd....................................    24,000   1,244,135
  Kao Corp...............................................    61,000     897,873
  Mitsui & Co., Ltd......................................    59,000     366,127
  Mitsui & Co., Ltd. ADR.................................     4,900     602,700
  Mitsui Marine & Fire Insurance.........................   170,000     873,543
  Mitsui Marine & Fire Insurance ADR.....................    10,630     546,262
  Nintendo Co., Ltd......................................    22,800   2,094,687
  Nissan Motor Co., Ltd..................................   344,000   1,111,609
  Nissan Motor Co., Ltd. ADR.............................    34,200     228,713
  Sanwa Bank Ltd.........................................   154,000   1,363,554
  Sanwa Bank Ltd. ADR....................................     4,000     354,196
  Toyota Motor Corp......................................    51,000   1,331,542
                                                                    -----------
                                                                     17,172,650
                                                                    -----------
 KOREA - 3.5%
  LG Electronics.........................................   233,556   2,781,678
  Pohang Iron & Steel Co., Ltd...........................    13,700     750,422
  Pohang Iron & Steel Co., Ltd. ADR......................    72,000   1,282,500
                                                                    -----------
                                                                      4,814,600
                                                                    -----------
 MEXICO - 4.4%
  *Grupo Industrial Durango ADR..........................   220,000   3,162,500
  Telefonos de Mexico S.A. ADR, Class L..................    49,800   2,819,925
                                                                    -----------
                                                                      5,982,425
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
 NETHERLANDS - 7.8%
  Akzo Nobel N.V.........................................    20,000 $ 4,071,726
  KLM Royal Dutch Airlines N.V...........................    69,900   2,749,187
  Philips Electronics N.V................................    44,160   3,893,640
                                                                    -----------
                                                                     10,714,553
                                                                    -----------
 NORWAY - 0.9%
  Den norske Bank ASA....................................   243,400   1,279,541
                                                                    -----------
 PHILIPPINES - 2.9%
  Ionics Circuit, Inc.................................... 3,375,000   1,558,989
  Philippine Long Distance Telephone Co..................    88,400   2,372,784
                                                                    -----------
                                                                      3,931,773
                                                                    -----------
 SINGAPORE - 3.0%
  Asia Pulp & Paper Co., Ltd. ADR........................   286,600   4,173,613
                                                                    -----------
 SPAIN - 2.1%
  Repsol S.A.............................................    52,230   2,864,314
                                                                    -----------
 SWEDEN - 2.0%
  Svenska Handelsbanken, Class A.........................    62,000   2,812,573
                                                                    -----------
 SWITZERLAND - 3.8%
  Nestle S.A. (Registered)...............................     2,670   5,180,145
                                                                    -----------
 THAILAND - 1.6%
  Advanced Info Service Public Co., Ltd. (Foreign).......   310,000   2,168,394
                                                                    -----------
 UNITED KINGDOM - 11.5%
  BAT Industries plc ADR.................................   201,000   3,906,938
  British Steel plc......................................   751,300   1,997,804
  Carlton Communications plc.............................   110,787     992,180
  Diageo plc, Class B....................................    31,452     268,263
  Diageo plc.............................................   199,817   2,379,331
  *Professional Staff plc ADR............................    80,000   1,440,000
  Rio Tinto plc ADR......................................    14,600     850,450
  RTZ Corp. plc (Registered).............................   118,280   1,698,220
  *Waste Management International plc....................   504,100   1,902,452
  *Waste Management International plc ADR................    43,900     353,944
                                                                    -----------
                                                                     15,789,582
                                                                    -----------
  TOTAL COMMON STOCKS - 97.4% (Cost $106,582,821).................. 133,861,939
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 1.9%

                                                          FACE
                                                         AMOUNT      VALUE+
                                                       ---------- ------------
 REPURCHASE AGREEMENT - 1.9%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $2,583,385,
   collateralized by $2,252,154 of various U.S.
   Treasury Obigations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $2,612,354 (Cost $2,583,000)... $2,583,000 $  2,583,000
                                                                  ------------
  TOTAL INVESTMENTS - 99.3% (Cost $109,165,821) (a)..............  136,444,939
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.7%......................    1,030,739
                                                                  ------------
  NET ASSETS - 100%.............................................. $137,475,678
                                                                  ============

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $109,165,821. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $27,279,118. This consisted of aggregate gross unrealized appreciation for all securities of $36,405,079 and aggregate gross unrealized depreciation for all securities of $9,125,961.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR DIVERSIFICATION (UNAUDITED)

  At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET
INDUSTRY                                                   ASSETS     VALUE
--------                                                   ------  ------------
Automotive................................................   0.2%  $    228,712
Banks.....................................................   6.1      8,372,080
Beverages, Food & Tobacco.................................   4.8      6,554,531
Capital Equipment.........................................   9.3     12,785,742
Chemicals.................................................   7.6     10,423,880
Consumer Durables.........................................  12.0     16,554,461
Electronics...............................................   7.2      9,862,442
Energy....................................................   9.4     12,871,348
Financial Services........................................   7.3     10,037,146
Health Care...............................................   5.1      7,039,250
Insurance.................................................   0.6        873,543
Metals....................................................   1.4      1,953,845
Multi-Industry............................................   0.3        414,044
Natural Resources.........................................   7.1      9,741,896
Paper & Packaging.........................................   3.0      4,173,612
Repurchase Agreement......................................   1.9      2,583,000
Services..................................................   3.3      4,542,095
Technology................................................   1.1      1,558,989
Telecommunications........................................   4.4      5,980,499
Transportation............................................   4.5      6,120,292
Utilities.................................................   2.7      3,773,532
                                                           -----   ------------
 Total Investments........................................  99.3%  $136,444,939
Other Assets and Liabilities (Net)........................   0.7      1,030,739
                                                           -----   ------------
 Net Assets............................................... 100.0%  $137,475,678
                                                           =====   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.9%

                                                            SHARES    VALUE+
                                                            ------- -----------
 BANKS - 10.6%
  Coastal Bancorp, Inc.....................................  31,500 $ 1,134,000
  Commerce Bancorp, Inc....................................  39,060   2,241,067
  MAF Bancorp, Inc.........................................  37,300   1,494,331
  Peoples Heritage Financial Group, Inc....................  38,100   1,838,325
  S&T Bancorp, Inc.........................................  14,900     769,213
                                                                    -----------
                                                                      7,476,936
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 3.9%
  *Swisher International Group, Inc., Class A.............. 101,300   1,247,256
  Tasty Baking Co..........................................  71,600   1,476,750
                                                                    -----------
                                                                      2,724,006
                                                                    -----------
 CONSTRUCTION - 2.7%
  *Toll Brothers, Inc......................................  67,800   1,889,925
                                                                    -----------
 ELECTRONICS - 1.1%
  Pioneer-Standard Electronics, Inc........................  60,300     749,981
                                                                    -----------
 ENERGY - 4.3%
  *Miller Exploration Co................................... 120,000     990,000
  *Stone Energy Corp.......................................  54,000   2,068,875
                                                                    -----------
                                                                      3,058,875
                                                                    -----------
 HEALTH CARE - 2.7%
  *Sierra Health Services, Inc.............................  48,600   1,868,063
                                                                    -----------
 HOME FURNISHINGS & APPLIANCES - 2.4%
  La-Z-Boy, Inc............................................  32,100   1,679,231
                                                                    -----------
 INDUSTRIAL - 5.1%
  *Brown & Sharpe Manufacturing Co., Class A............... 167,000   2,285,812
  *Dravo Corp.............................................. 129,200   1,324,300
                                                                    -----------
                                                                      3,610,112
                                                                    -----------
 INSURANCE - 11.3%
  Arthur J. Gallagher & Co.................................  35,800   1,570,725
  *Delphi Financial Group, Inc., Class A...................  42,228   2,406,996
  LandAmerica Financial Group, Inc.........................  16,500     870,375
  Selective Insurance Group, Inc...........................  47,900   1,317,250
  The First American Financial Corp........................  24,850   1,765,903
                                                                    -----------
                                                                      7,931,249
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 METALS - 7.6%
  *Alltrista Corp..........................................  45,300 $ 1,223,100
  Century Aluminum Co...................................... 103,000   1,725,250
  Intermet Corp............................................  74,500   1,536,563
  *Titanium Metals Corp....................................  31,000     825,375
                                                                    -----------
                                                                      5,310,288
                                                                    -----------
 PAPER & PACKAGING - 2.0%
  Pope & Talbot, Inc.......................................  89,100   1,386,619
                                                                    -----------
 PHARMACEUTICALS - 5.1%
  Alpharma, Inc., Class A..................................  57,900   1,317,225
  Owens & Minor, Inc., Holding Company..................... 128,700   2,292,469
                                                                    -----------
                                                                      3,609,694
                                                                    -----------
 RETAIL - 9.8%
  Claire's Stores, Inc.....................................  81,400   1,775,537
  *Gymboree Corp...........................................  75,900   1,389,919
  *Lands' End, Inc.........................................  47,500   1,751,563
  *Mortons Restaurant Group, Inc...........................  79,400   1,955,225
                                                                    -----------
                                                                      6,872,244
                                                                    -----------
 SERVICES - 11.0%
  *Aviall, Inc............................................. 116,400   1,629,600
  Bowne & Co., Inc.........................................  42,300   1,747,519
  *Integrated Systems Consulting Group, Inc................  85,600   1,134,200
  *Perceptron, Inc.........................................  70,400   1,056,000
  *Personnel Group of America, Inc......................... 109,400   2,174,325
                                                                    -----------
                                                                      7,741,644
                                                                    -----------
 TECHNOLOGY - 14.9%
  *Avid Technology, Inc....................................  48,000   2,076,000
  *Planar Systems, Inc..................................... 144,900   1,775,025
  *Structural Dynamics Research Corp.......................  71,500   2,019,875
  *Symantec Corp...........................................  59,500   1,725,500
  *System Software Associates, Inc......................... 106,700     900,281
  *Systems & Computer Technology Corp......................  35,300   1,994,450
                                                                    -----------
                                                                     10,491,131
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      MCKEE SMALL CAP EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES    VALUE+
                                                          -------- -----------
 UTILITIES - 4.4%
  CILCORP, Inc...........................................   29,300 $ 1,400,906
  Commonwealth Energy System.............................   43,900   1,679,175
                                                                   -----------
                                                                     3,080,081
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $63,043,372)..........................  69,480,079
                                                                   -----------

 SHORT-TERM INVESTMENTS - 1.1%
                                                            FACE
                                                           AMOUNT
                                                          --------
 REPURCHASE AGREEMENTS - 1.1%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $810,121, collateralized
   by $706,251 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27, valued at $819,205
   (Cost $810,000)....................................... $810,000     810,000
                                                                   -----------
  TOTAL INVESTMENTS - 100.0% (Cost $63,853,372) (a)...............  70,290,079
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (0.0%).....................     (20,038)
                                                                   -----------
  NET ASSETS - 100%............................................... $70,270,041
                                                                   ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $63,853,372. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $6,436,707. This consisted of aggregate gross unrealized appreciation for all securities of $9,234,163 and aggregate gross unrealized depreciation for all securities of $2,797,456.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               MCKEE PORTFOLIOS
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES

                                 MCKEE       MCKEE        MCKEE        MCKEE
                                 U.S.      DOMESTIC   INTERNATIONAL  SMALL CAP
                              GOVERNMENT    EQUITY       EQUITY       EQUITY
                               PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                              ----------- ----------- ------------- -----------
ASSETS
Investments, at Cost........  $41,325,552 $48,544,023 $109,165,821  $63,853,372
                              =========== =========== ============  ===========
Investments, at Value.......  $42,015,995 $59,669,704 $136,444,939  $70,290,079
Cash........................           55         --           883          159
Receivable for Investments
 Sold.......................    6,266,817   8,476,445          --           --
Dividends Receivable........          --       58,488      418,212       36,517
Receivable for Fund Shares
 Sold.......................          --       68,831      733,046        9,556
Foreign Withholding Tax
 Reclaim Receivable.........          --          --        87,065          --
Interest Receivable.........      524,506         --           385          121
Other Assets................          464         834          953          656
                              ----------- ----------- ------------  -----------
 Total Assets...............   48,807,837  68,274,302  137,685,483   70,337,088
                              ----------- ----------- ------------  -----------
LIABILITIES
Payable for Investments
 Purchased..................    4,948,326         --           --           --
Payable for Fund Shares
 Redeemed...................    8,584,848   7,403,427          --           --
Payable for Investment
 Advisory Fees--Note B......       16,292      36,449       78,025       57,599
Payable for Administrative
 Fees--Note C...............        8,954       9,268       15,922        6,677
Payable for Custodian Fees--
 Note D.....................        6,029      10,556      102,335        2,108
Payable for Account Services
 Fees--Note F...............        8,361      17,934          206          --
Payable for Directors'
 Fees--Note G...............          645         703          725          663
Due to Custodian Bank--Note
 D..........................          --      115,618          --           --
Other Liabilities...........        4,983       5,473       12,592          --
                              ----------- ----------- ------------  -----------
 Total Liabilities..........   13,578,438   7,599,428      209,805       67,047
                              ----------- ----------- ------------  -----------
NET ASSETS..................  $35,229,399 $60,674,874 $137,475,678  $70,270,041
                              =========== =========== ============  ===========
NET ASSETS CONSIST OF:
Paid in Capital.............  $33,350,904 $32,584,885 $106,877,253  $63,740,891
Undistributed Net Investment
 Income (Loss)..............      331,981      36,349      535,292      (69,760)
Accumulated Net Realized
 Gain.......................      856,071  16,927,959    2,790,734      162,203
Unrealized Appreciation.....      690,443  11,125,681   27,272,399    6,436,707
                              ----------- ----------- ------------  -----------
NET ASSETS..................  $35,229,399 $60,674,874 $137,475,678  $70,270,041
                              =========== =========== ============  ===========
Institutional Class Shares
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)................    3,273,378   3,306,880   10,730,844    6,386,479
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share......................  $     10.76 $     18.35 $      12.81  $     11.00
                              =========== =========== ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           MCKEE PORTFOLIOS
                                                       FOR THE SIX MONTHS ENDED
                                            APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

                                 MCKEE        MCKEE         MCKEE       MCKEE
                                 U.S.       DOMESTIC    INTERNATIONAL SMALL CAP
                              GOVERNMENT     EQUITY        EQUITY       EQUITY
                               PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO*
                              -----------  -----------  ------------- ----------
 INVESTMENT INCOME
 Dividends..................  $       --   $   533,482   $ 1,153,276  $  263,662
 Interest...................    1,576,834       39,723       116,597      84,446
 Less: Foreign Taxes
  Withheld..................          --           --        (93,469)        --
                              -----------  -----------   -----------  ----------
  TOTAL INCOME..............    1,576,834      573,205     1,176,404     348,108
                              -----------  -----------   -----------  ----------
 EXPENSES
 Investment Advisory Fees--
  Note B....................      107,254      249,786       406,155     307,548
 Administrative Fees--Note
  C.........................       51,778       59,728        90,146      40,485
 Custodian Fees--Note D.....        3,303        8,164        41,436       2,976
 Account Services Fees--Note
  F.........................       27,021       43,381         1,273          61
 Directors' Fees--Note G....        1,506        1,758         1,817       1,474
 Registration and Filing
  Fees......................        5,586        5,744         6,881      16,291
 Other Expenses.............       16,683       20,683        21,980      19,428
                              -----------  -----------   -----------  ----------
  Net Expenses Before
   Expense Offset...........      213,131      389,244       569,688     388,263
 Expense Offset--Note A.....         (162)      (1,303)       (2,839)       (868)
                              -----------  -----------   -----------  ----------
  Net Expenses After Expense
   Offset...................      212,969      387,941       566,849     387,395
                              -----------  -----------   -----------  ----------
 NET INVESTMENT INCOME
  (LOSS)....................    1,363,865      185,264       609,555     (39,287)
                              -----------  -----------   -----------  ----------
 NET REALIZED GAIN (LOSS)
  ON:
  Investments...............    1,073,792   16,961,453     2,821,806     162,203
  Foreign Exchange
   Transactions.............          --           --        (27,827)        --
                              -----------  -----------   -----------  ----------
 TOTAL NET REALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS.....    1,073,792   16,961,453     2,793,979     162,203
                              -----------  -----------   -----------  ----------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON:
  Investments...............   (1,124,527)  (6,129,776)   14,056,845   6,436,707
  Foreign Exchange
   Translations.............          --           --          9,289         --
                              -----------  -----------   -----------  ----------
 TOTAL NET CHANGE IN
  UNREALIZED
  APPRECIATION/DEPRECIATION..  (1,124,527)  (6,129,776)   14,066,134   6,436,707
                              -----------  -----------   -----------  ----------
 NET GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS.....      (50,735)  10,831,677    16,860,113   6,598,910
                              -----------  -----------   -----------  ----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS................  $ 1,313,130  $11,016,941   $17,469,668  $6,559,623
                              ===========  ===========   ===========  ==========

* The Portfolio commenced operations on November 4, 1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $  1,363,865  $  2,268,537
  Net Realized Gain...............................      1,073,792       235,130
  Net Change in Unrealized
   Appreciation/Depreciation......................     (1,124,527)    1,536,088
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................      1,313,130     4,039,755
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................     (1,408,951)   (2,031,045)
  Net Realized Gain...............................       (328,406)          --
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS.............................     (1,737,357)   (2,031,045)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................      5,412,575    46,890,798
  In Lieu of Cash Distributions...................      1,734,420     2,025,173
  Redeemed........................................    (29,020,537)  (16,515,553)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................    (21,873,542)   32,400,418
                                                     ------------  ------------
  TOTAL INCREASE (DECREASE).......................    (22,297,769)   34,409,128
 NET ASSETS:
  Beginning of Period.............................     57,527,168    23,118,040
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $331,981 and $377,067,
   respectively...................................   $ 35,229,399  $ 57,527,168
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................        499,928     4,485,792
  In Lieu of Cash Distributions...................        161,932       191,612
  Shares Redeemed.................................     (2,694,958)   (1,556,148)
                                                     ------------  ------------
                                                       (2,033,098)    3,121,256
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    185,264  $    580,671
  Net Realized Gain...............................     16,961,453     7,558,630
  Net Change in Unrealized
   Appreciation/Depreciation......................     (6,129,776)   14,272,224
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................     11,016,941    22,411,525
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................       (214,413)     (580,774)
  Net Realized Gain...............................     (7,577,519)   (2,289,510)
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS.............................     (7,791,932)   (2,870,284)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................     10,336,844    42,565,470
  In Lieu of Cash Distributions...................      7,791,932     2,870,017
  Redeemed........................................    (68,067,413)  (19,758,239)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................    (49,938,637)   25,677,248
                                                     ------------  ------------
  TOTAL INCREASE (DECREASE).......................    (46,713,628)   45,218,489
 NET ASSETS:
  Beginning of Period.............................    107,388,502    62,170,013
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $36,349 and $65,498,
   respectively)..................................   $ 60,674,874  $107,388,502
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................        632,656     2,738,317
  In Lieu of Cash Distributions...................        500,413       207,257
  Shares Redeemed.................................     (4,196,006)   (1,223,564)
                                                     ------------  ------------
                                                       (3,062,937)    1,722,010
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    609,555  $    998,276
  Net Realized Gain...............................      2,793,979     9,912,396
  Net Change in Unrealized
   Appreciation/Depreciation......................     14,066,134     8,498,768
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................     17,469,668    19,409,440
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................        (85,099)     (961,510)
  Net Realized Gain...............................     (9,931,009)   (1,154,956)
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS.............................    (10,016,108)   (2,116,466)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................     77,084,177    56,400,614
  In Lieu of Cash Distributions...................      9,122,749     1,966,598
  Redeemed........................................    (59,234,581)  (63,834,286)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................     26,972,345    (5,467,074)
                                                     ------------  ------------
  TOTAL INCREASE..................................     34,425,905    11,825,900
 NET ASSETS:
  Beginning of Period.............................    103,049,773    91,223,873
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $535,292 and $10,836,
   respectively)..................................   $137,475,678  $103,049,773
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................      6,532,930     4,401,990
  In Lieu of Cash Distributions...................        850,210       170,717
  Shares Redeemed.................................     (4,949,887)   (4,919,903)
                                                     ------------  ------------
                                                        2,433,253      (347,196)
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                   NOVEMBER 4,
                                                                    1997* TO
                                                                    APRIL 30,
                                                                      1998
                                                                   (UNAUDITED)
                                                                   -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Loss............................................     ($39,287)
  Net Realized Gain..............................................      162,203
  Net Change in Unrealized Appreciation/Depreciation.............    6,436,707
                                                                   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........    6,559,623
                                                                   -----------
 DISTRIBUTIONS:
  Net Investment Income..........................................      (30,473)
                                                                   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.........................................................   63,714,383
  In Lieu of Cash Distributions..................................       29,824
  Redeemed.......................................................       (3,316)
                                                                   -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS...................   63,740,891
                                                                   -----------
  TOTAL INCREASE.................................................   70,270,041
 NET ASSETS:
  Beginning of Period............................................          --
                                                                   -----------
  End of Period (including undistributed net investment loss of
   $69,760)......................................................  $70,270,041
                                                                   ===========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued..................................................    6,383,689
  In Lieu of Cash Distributions..................................        3,094
  Shares Redeemed................................................         (304)
                                                                   -----------
                                                                     6,386,479
                                                                   ===========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                SIX MONTHS      YEARS ENDED        MARCH 2,
                                  ENDED         OCTOBER 31,        1995** TO
                              APRIL 30, 1998  ----------------    OCTOBER 31,
                               (UNAUDITED)     1997     1996         1995
                              --------------  -------  -------    -----------
Net Asset Value, Beginning
 of Period..................     $ 10.84      $ 10.58  $ 10.76      $10.00
                                 -------      -------  -------      ------
Income From Investment
 Operations:
 Net Investment Income......        0.33         0.54     0.46        0.28
 Net Realized and Unrealized
  Gain (Loss)...............       (0.04)        0.25    (0.07)++     0.71
                                 -------      -------  -------      ------
 Total From Investment
  Operations................        0.29         0.79     0.39        0.99
                                 -------      -------  -------      ------
Distributions:
 Net Investment Income......       (0.30)       (0.53)   (0.44)      (0.23)
 Net Realized Gain..........       (0.07)         --       --          --
 In Excess of Net Realized
  Gain......................         --           --     (0.13)        --
                                 -------      -------  -------      ------
 Total Distributions........       (0.37)       (0.53)   (0.57)      (0.23)
                                 -------      -------  -------      ------
Net Asset Value, End of
 Period.....................     $ 10.76      $ 10.84  $ 10.58      $10.76
                                 =======      =======  =======      ======
TOTAL RETURN................        2.67%***     7.73%    3.77%+      9.96%+***
                                 =======      =======  =======      ======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................     $35,229      $57,527  $23,118      $6,069
Ratio of Expenses to Average
 Net Assets.................        0.89%*       0.94%    1.13%       0.89%*
Ratio of Net Investment
 Income to Average Net
 Assets.....................        5.72%*       5.67%    5.39%       5.39%*
Portfolio Turnover Rate.....          79%         124%      83%        104%
Ratio of Voluntarily Waived
 Fees and Expenses Assumed
 by the Adviser to Average
 Net Assets.................         N/A          N/A     0.12%       1.93%*
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............        0.89%*       0.94%    1.13%       0.85%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE DOMESTIC EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                SIX MONTHS      YEARS ENDED        MARCH 2,
                                  ENDED         OCTOBER 31,        1995** TO
                              APRIL 30, 1998  -----------------   OCTOBER 31,
                               (UNAUDITED)      1997     1996        1995
                              --------------  --------  -------   -----------
Net Asset Value, Beginning
 of Period..................     $ 16.86      $  13.38  $ 11.44     $10.00
                                 -------      --------  -------     ------
Income From Investment
 Operations:
 Net Investment Income......        0.04          0.10     0.10       0.08
 Net Realized and Unrealized
  Gain......................        2.78          3.92     2.08       1.43
                                 -------      --------  -------     ------
 Total From Investment
  Operations................        2.82          4.02     2.18       1.51
                                 -------      --------  -------     ------
Distributions:
 Net Investment Income......       (0.04)        (0.10)   (0.09)     (0.07)
 Net Realized Gain..........       (1.29)        (0.44)   (0.15)       --
                                 -------      --------  -------     ------
 Total Distributions........       (1.33)        (0.54)   (0.24)     (0.07)
                                 -------      --------  -------     ------
Net Asset Value, End of
 Period.....................     $ 18.35      $  16.86  $ 13.38     $11.44
                                 =======      ========  =======     ======
TOTAL RETURN................       18.10%***     30.96%   19.31%+    15.13%+***
                                 =======      ========  =======     ======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................     $60,675      $107,389  $62,170     $6,427
Ratio of Expenses to Average
 Net Assets.................        1.01%*        0.94%    0.99%      1.08%*
Ratio of Net Investment
 Income to Average Net
 Assets.....................        0.48%*        0.64%    0.93%      1.12%*
Portfolio Turnover Rate.....          33%           47%      42%        27%
Average Commission Rate #...     $0.0469      $ 0.0497  $0.0482        N/A
Ratio of Voluntarily Waived
 Fees and Expenses Assumed
 by the Adviser to Average
 Net Assets.................         N/A           N/A     0.04%      1.65%*
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............        1.01%*        0.94%    0.99%      1.00%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS          YEARS ENDED              MAY 26,
                             ENDED             OCTOBER 31,             1994** TO
                         APRIL 30, 1998  --------------------------   OCTOBER 31,
                          (UNAUDITED)      1997     1996     1995        1994
                         --------------  --------  -------  -------   -----------
Net Asset Value,
 Beginning of Period....    $  12.42     $  10.55  $ 10.03  $ 10.40     $ 10.00
                            --------     --------  -------  -------     -------
Income From Investment
 Operations:
 Net Investment Income..        0.06         0.11     0.09     0.11        0.04
 Net Realized and
  Unrealized Gain
  (Loss)................        1.51         2.01     0.73    (0.39)       0.39
                            --------     --------  -------  -------     -------
 Total From Investment
  Operations............        1.57         2.12     0.82    (0.28)       0.43
                            --------     --------  -------  -------     -------
Distributions:
 Net Investment Income..       (0.01)       (0.11)   (0.09)   (0.09)      (0.03)
 Net Realized Gain......       (1.17)       (0.14)   (0.21)     --          --
                            --------     --------  -------  -------     -------
 Total Distributions....       (1.18)       (0.25)   (0.30)   (0.09)      (0.03)
                            --------     --------  -------  -------     -------
Net Asset Value, End of
 Period.................    $  12.81     $  12.42  $ 10.55  $ 10.03     $ 10.40
                            ========     ========  =======  =======     =======
TOTAL RETURN............       14.45%***    20.31%    8.29%   (2.69)%      4.31%***
                            ========     ========  =======  =======     =======
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $137,476     $103,050  $91,224  $74,893     $37,257
Ratio of Expenses to
 Average Net Assets.....        0.98%*       0.98%    1.01%    0.97%       1.12%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        1.05%*       0.95%    0.92%    1.16%       0.97%*
Portfolio Turnover
 Rate...................           4%          29%       9%       7%         11%
Average Commission Rate
 #......................    $ 0.0121     $ 0.0428  $0.0560      N/A         N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.98%*       0.98%    1.01%    0.96%        N/A

  *  Annualized
 **  Commencement of Operations
***  Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NOVEMBER 4,
                                                                  1997** TO
                                                                  APRIL 30,
                                                                    1998
                                                                 (UNAUDITED)
                                                                 -----------
Net Asset Value, Beginning of Period............................   $ 10.00
                                                                   -------
Income From Investment Operations:
 Net Investment Loss............................................     (0.01)
 Net Realized and Unrealized Gain...............................      1.02
                                                                   -------
 Total From Investment Operations...............................      1.01
                                                                   -------
Distributions:
 Net Investment Income..........................................     (0.01)
                                                                   -------
Net Asset Value, End of Period..................................   $ 11.00
                                                                   =======
TOTAL RETURN....................................................     10.06%***
                                                                   =======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........................   $70,270
Ratio of Expenses to Average Net Assets.........................      1.26%*
Ratio of Net Investment Income to Average Net Assets............     (0.13)%*
Portfolio Turnover Rate.........................................         1%
Average Commission Rate.........................................   $0.0457
Ratio of Expenses to Average Net Assets Including Expense
 Offsets........................................................      1.26%*

  *  Annualized
 **  Commencement of Operations
***  Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Eq-uity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), port-folios of UAM Funds, Inc., are diversified and non-diversified, open-end man-agement investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the McKee Portfolios is as follows:

    MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

    MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securi-ties of U.S. issuers.

    MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

    MCKEE SMALL CAP EQUITY PORTFOLIO seeks to achieve a superior long-term total return by investing primarily in the equity securities of small com-panies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States secu-rities exchange for which market quotations are readily available are val-ued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale has occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
  basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. INCOME TAXES: It is each Portfolio's intention to qualify as a regu-lated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or gains realized or repatriated. The Portfolio accrues such taxes when the related income is earned or gains are realized.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
  unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations.
  Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the McKee International Eq-uity Portfolio's books and the U.S. dollar equivalent amounts actually re-ceived or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Port-folios have been increased to include expense offsets, if any, for custo-dian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio for a monthly fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of average daily net assets for the month for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
portfolios with more than one class of shares, the minimum annual fee in-creases to $90,000. In addition, the Administrator receives a Portfolio-spe-cific monthly fee at an annual rate of 0.04%, 0.04%, 0.06% and 0.04% of aver-age daily net assets for the McKee U.S. Government, McKee Domestic Equity, Mc-Kee International Equity and McKee Small Cap Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, includ-ing but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $51,778       $42,244
Domestic Equity.....................................     59,728        44,357
International Equity................................     90,146        55,333
Small Cap Equity....................................     40,485        28,183

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At April 30, 1998, the payable to custodian bank represents the amount due for cash ad-vances for shareholder redemptions on the Domestic Equity Portfolio.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 4,220,044 $12,231,079
Domestic Equity.........................................  24,522,234  81,260,712
International Equity....................................  24,613,023   4,812,132
Small Cap Equity........................................  63,556,271     675,102

  Purchases and sales of long-term U.S. Government securities were $32,045,195 and $37,616,211 respectively, for the McKee U.S. Government Portfolio. There were no purchase or sales of long-term U.S. Government securities for the Mc-Kee Domestic Equity, McKee International Equity and the McKee Small Cap Equity Portfolios.

  I. LINE OF CREDIT: The Portfolios, except the Small Cap Equity Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each partici-pating Portfolio based on its borrowings at a rate per annum equal to the Fed-eral Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       2         61%
Domestic Equity..........................................       3         48%
International Equity.....................................       3         43%
Small Cap Equity.........................................       3         45%

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
  At April 30, 1998, the net assets of the McKee International Equity Portfo-lio was substantially composed of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM FUNDS                                         MCKEE PORTFOLIOS

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                  William H. Park
Director, President and Chairman                  Vice President

John T. Bennett, Jr.                              Michael E. DeFao
Director                                          Secretary

Nancy J. Dunn                                     Karl O. Hartmann
Director                                          Assistant Secretary

Philip D. English                                 Gary L. French
Director                                          Treasurer

William A. Humenuk                                Robert R. Flaherty
Director                                          Assistant Treasurer

Charles H. Salisbury, Jr.                         Gordon M. Shone
Director and Executive Vice President             Assistant Treasurer

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------

INVESTMENT ADVISER
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburg, PA 15222

ADMINISTRATOR
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

INDEPENDENT ACCOUNTANTS                 --------------------------------------
Price Waterhouse LLP                     This report has been prepared for
160 Federal Street                       shareholders and may be distributed
Boston, MA 02110                         to others only if preceded or
                                         accompanied by a current prospectus.
DISTRIBUTOR                             --------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                        UAM Funds

                                                        Annual Report


        ------------------------------
           Chicago Asset Management
               Company Portfolios
        ------------------------------

                               April 30, 1998











                                                     UAM

UAM FUNDS                                      CHICAGO ASSET MANAGEMENT COMPANY
-------------------------------------------------------------------------------
Dear Shareholders:

April 30th is the fiscal year-end for the Chicago Asset Management Company Portfolios. The Value/Contrarian Portfolio is the investment vehicle for cli-ents interested in equity exposure and the Intermediate Bond Portfolio is for our fixed income clients. In this letter we will review the Portfolio returns and the investment environment for the fiscal year. We thank you for your con-tinued commitment to the firm's conservative investment style.

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
This Portfolio has consistently maintained the value/contrarian approach. In-vestments are selected after they have underperformed the general market and with the intent that they have the clear potential to outperform in the fu-ture. To do this we review a wide range of larger capitalization issues, searching for the ones which have underperformed for reasons that we find both identifiable and which we believe are temporary. The valuation of these issues generally is lower than that of the market as a whole based on traditional measures of price/earnings ratio, price to book, and higher in terms of divi-dend yield. The strategy suggests that the potential outperformance would be derived from the recovery from temporary difficulties in addition to the nor-mal ongoing operating earnings of the company.

For the year ended April 30, 1998 the market environment was quite optimistic for equity investing in general. It was a continuation of an optimistic equity investment environment of the past few years. The market not only continued to advance strongly, but actually accelerated. The Standard & Poor's 500 Index continued to dominate market returns with its heavy reliance on large capital-ization weighted issues. The popularity and momentum of a minority of the largest issues within the Index contributed significantly to the relatively high overall return of the Standard & Poor's 500 Index during this recent year.

In this investment environment the Portfolio performance was less than that of the popular Standard & Poor's 500 Index. For the year ended April 30, 1998 the Portfolio produced a total return net of expenses of 31.71% in comparison to the Standard & Poor's 500 Index return of 41.06%. Measured on a trailing six month basis, the Portfolio returned 15.86% and the Index 22.49%. Measured on a trailing three months basis, the Portfolio produced 12.52% in comparison to the Index return of 13.85%.

When viewing the investment performance for this year, it is not so much that the Portfolio had a low return--indeed, historically the absolute rates of re-turn would be considered high--the issue seems to be the fact that the Index return is higher. In looking at the individual securities which produced these returns, it is quite

UAM FUNDS                                      CHICAGO ASSET MANAGEMENT COMPANY
-------------------------------------------------------------------------------
apparent that the Index return, which was driven by the high capitalization issues, is higher not because the earnings growth was greater, but because the price /earnings ratio expanded. In other words, the price of the securities rose more than the operating results of the companies they represent. This kind of situation, we believe, is temporary. We find comfort in maintaining our identical invest-ment style so as not to join in the investor enthusiasm which has produced these expanding security prices even when operating characteristics do not seem to justify such a result.

We believe that various individual investment styles will inevitably cycle in and out of favor and will go through periods of producing performance greater than the market index, followed by periods of performance less than the market index. We believe the inevitability of these cycles suggests that it is of greatest importance to maintain strict adherence to discipline and style dur-ing times of underperformance in order to be positioned properly to achieve the potential for outperformance as the cycle turns.

Therefore, we continue to follow carefully our original principles of value/contrarian investing. Not only do we select securities which appear to be out of favor temporarily, but we actively maintain our ongoing rebalancing. Through rebalancing we add to holdings which have underperformed and thereby in our opinion become more attractive, while selling portions of holdings which have outperformed and are approaching fair valuation based on our esti-mates. Since most any kind of equity investing should be viewed from a long term point of view, we believe this consistency of style will enhance the po-tential for achieving superior long term investment returns.

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
The fiscal year ended April 30, 1998 was a favorable period for fixed income investors. Interest rates on intermediate maturity securities varied widely during the year. This is true even though the Federal Reserve's Federal Open Market Committee maintained an unchanged policy. Fed Funds were targeted at 5 1/2% for the full year.

Despite the Federal Reserve's policy of maintaining overnight interest rates at 5 1/2%, it was possible for intermediate term rates to decline for the full period. The yield on two-year Treasury notes declined approximately 70 basis points to 5.56%. Longer intermediate rates as represented by ten-year Treasury securities dropped by over 100 basis points to 5.67%. This relatively flat yield curve reflects the fact that inflation, while an on again, off again concern of the market, did not materialize. Prices on outstanding securities rose due to the decline in interest rates. This

UAM FUNDS                                      CHICAGO ASSET MANAGEMENT COMPANY
-------------------------------------------------------------------------------
price appreciation coupled with the income generated by the Portfolio's in-vestments produced returns higher than the yield on the Portfolio.

The major investment themes for the bond market were a continuation of recent years. The U.S. economy continued to expand at a higher than anticipated pace. Corporate profits were greater than expected. Therefore, corporate bonds were a very attractive investment. A strong economy coupled with capital gains tax receipts due to an exceptional stock market produced much higher than antici-pated revenues for the Federal and State governments. For the first time in thirty years the Federal budget will show a surplus and Treasury's debt issu-ance will subside. The dollar remained strong, and after the Asia financial crisis, dollar-denominated assets became even more highly prized. Overall, this has been a favorable period for investors.

The Portfolio remains focused on its two major objectives, safety and income. Investments are concentrated in U.S. Treasury notes, agencies, and obligations of large U.S. corporations. Corporate debt is utilized to enhance the long term return and current income of the Portfolio. Emphasis is on securities with maturities between two to ten years. This reduces the possibility of sig-nificant principal fluctuation while producing a high level of income.

The Portfolio had the following characteristics relative to the Lehman Broth-ers Intermediate Government/Corporate Index as of April 30, 1998:

                                                           PORTFOLIO    INDEX
                                                           ---------- ----------
   Average Maturity....................................... 5.41 Years 4.28 Years
   Average Duration....................................... 3.32 Years 3.31 Years
   Average Coupon.........................................      6.28%      6.75%
   Yield to Maturity......................................      5.96%      5.87%

For the twelve months ended April 30, 1998, the Portfolio produced a total rate of return, net of expenses, of 8.08% versus the Lehman Brothers Interme-diate Government/Corporate Index return of 8.94%.

CHICAGO ASSET MANAGEMENT COMPANY
The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the advisor did not have temporary fee waivers and did not assume expenses on be-half of the Portfolios, total returns would have been lower. The investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE
               IN THE CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN
            PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

       ---------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
        FOR PERIOD ENDED APRIL 30, 1998
       ---------------------------------
        1 YEAR        SINCE 12/16/94*++
       ---------------------------------
        31.71%             21.97%
       ---------------------------------

                           [LINE GRAPH APPEARS HERE]

                             CHICAGO ASSET
                           MANAGEMENT VALUE/
                              CONTRARIAN
          DATE                 PORTFOLIO             S&P 500 INDEX+
          ----                 ---------             --------------

        12/16/94                10,000                   10,000
         4/30/95                11,181                   11,295
         4/30/96                14,311                   14,705
         4/30/97                14,843                   18,399
         4/30/98                19,550                   25,954


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such reduction of expenses, total return would be lower.

 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

++ For comparative purposes, the value of the S&P 500 Index on 12/31/94 is used as the beginning value on 12/16/94.

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE
                 IN THE CHICAGO ASSET MANAGEMENT INTERMEDIATE
              BOND PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE
                          GOVERNMENT/CORPORATE INDEX
       ---------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
        FOR PERIOD ENDED APRIL 30, 1998
       ---------------------------------
        1 YEAR         SINCE 1/24/95*++
       ---------------------------------
         8.08%               7.85%
       ---------------------------------

                           [LINE GRAPH APPEARS HERE]

                           CHICAGO ASSET
                            MANAGEMENT              LEHMAN BROTHERS
                         INTERMEDIATE BOND     INTERMEDIATE GOVERNMENT/
          DATE               PORTFOLIO              CORPORATE INDEX+
          ----               ---------              ----------------

         1/24/95              10,000                     10,000
         4/30/95              10,431                     10,393
         4/30/96              11,226                     11,347
         4/30/97              11,847                     12,074
         4/30/98              12,804                     13,153


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such reduction of expenses, total return would be lower.

 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

++ For comparative purposes, the value of the Lehman Brothers Intermediate
   Government/Corporate Index on 1/31/95 is used as the beginning value on 1/24/95.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded below investment grade during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                        CHICAGO ASSET MANAGEMENT VALUE/
                                                 CONTRARIAN PORTFOLIO
                                                 APRIL 30, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.4%

                                                             SHARES   VALUE+
                                                             ------ -----------

 AEROSPACE & DEFENSE - 3.4%
  Raytheon Co. ............................................. 13,856 $   764,678
                                                                    -----------
 AUTOMOTIVE - 6.8%
  Chrysler Corp. ........................................... 19,100     767,581
  General Motors Corp. ..................................... 11,425     769,760
                                                                    -----------
                                                                      1,537,341
                                                                    -----------
 BANKS - 6.6%
  Banc One Corp. ........................................... 12,682     745,860
  BankAmerica Corp. ........................................  8,750     743,750
                                                                    -----------
                                                                      1,489,610
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 5.5%
  IBP, Inc. ................................................ 33,175     684,234
  Sysco Corp. .............................................. 23,500     559,594
                                                                    -----------
                                                                      1,243,828
                                                                    -----------
 CHEMICALS - 3.5%
  Dow Chemical Co. .........................................  8,150     788,003
                                                                    -----------
 COMMUNICATIONS - 3.6%
  Motorola, Inc. ........................................... 14,600     812,125
                                                                    -----------
 CONSUMER DURABLES - 3.2%
  Goodyear Tire & Rubber Co. ............................... 10,175     712,250
                                                                    -----------
 ELECTRONICS - 3.3%
  AMP, Inc. ................................................ 18,875     742,023
                                                                    -----------
 ENERGY - 7.1%
  Enron Corp. .............................................. 16,400     806,675
  Mobil Corp. .............................................. 10,200     805,800
                                                                    -----------
                                                                      1,612,475
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        CHICAGO ASSET MANAGEMENT VALUE/
                                                 CONTRARIAN PORTFOLIO
                                                 APRIL 30, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                          SHARES   VALUE+
                                                          ------   ------

 HEALTH CARE - 10.8%
  Aetna Inc. ............................................  9,300 $   751,556
  Columbia/HCA Healthcare Corp. ......................... 27,025     890,136
  United Healthcare Corp. ............................... 11,250     790,313
                                                                 -----------
                                                                   2,432,005
                                                                 -----------
 INSURANCE - 2.9%
  Chubb Corp. ...........................................  8,325     657,155
                                                                 -----------
 MANUFACTURING - 7.3%
  Eastman Kodak Co. ..................................... 12,300     887,906
  Tenneco, Inc. ......................................... 17,600     757,900
                                                                 -----------
                                                                   1,645,806
                                                                 -----------
 MINING - 4.0%
  Newmont Mining Corp. .................................. 27,700     891,594
                                                                 -----------
 PAPER & PACKAGING - 6.9%
  International Paper Co. ............................... 14,425     752,805
  Weyerhaeuser Co. ...................................... 14,075     811,072
                                                                 -----------
                                                                   1,563,877
                                                                 -----------
 PHARMACEUTICALS - 7.0%
  *Amgen, Inc. .......................................... 13,500     804,094
  Pharmacia & Upjohn, Inc. .............................. 18,250     767,640
                                                                 -----------
                                                                   1,571,734
                                                                 -----------
 PRINT & PUBLISHING - 3.2%
  Deluxe Corp. .......................................... 21,675     726,112
                                                                 -----------
 RETAIL - 3.5%
  Sears, Roebuck and Co. ................................ 13,200     782,925
                                                                 -----------
 TECHNOLOGY - 7.0%
  Electronic Data Systems Corp. ......................... 17,400     748,200
  International Business Machines Corp. .................  7,200     834,300
                                                                 -----------
                                                                   1,582,500
                                                                 -----------
 TELECOMMUNICATIONS - 2.8%
  Bell Atlantic Corp. ...................................  6,725     629,208
                                                                 -----------
  TOTAL COMMON STOCKS (Cost $19,413,188).................         22,185,249
                                                                 -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       CHICAGO ASSET MANAGEMENT VALUE/
                                                CONTRARIAN PORTFOLIO
                                                APRIL 30, 1998
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 1.6%

                                                             FACE
                                                            AMOUNT    VALUE+
                                                            ------    ------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/01/98, to be repurchased at $359,054, collateralized
   by $313,017 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27, valued at $363,080
   (Cost $359,000)........................................ $359,000 $   359,000
                                                                    -----------
  TOTAL INVESTMENTS - 100.0% (Cost $19,772,188)(a)........           22,544,249
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%...............                7,523
                                                                    -----------
  NET ASSETS - 100%.......................................          $22,551,772
                                                                    ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $19,790,425. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,753,824. This consisted of aggregate gross unrealized appreciation for all securities of $3,075,373 and aggregate gross unrealized depreciation for all securities of $321,549.




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           CHICAGO ASSET MANAGEMENT
                                                    INTERMEDIATE BOND PORTFOLIO
                                                    APRIL 30, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS & NOTES - 54.8%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                            ------     ------

 BANKS - 8.8%
  BankAmerica Corp. 7.625%, 06/15/04....................  $  250,000  $  265,345
  Northern Trust Co. 6.50%, 05/01/03....................     250,000     252,368
  State Street Boston Corp. 7.35%, 06/15/26.............     250,000     271,342
  SunTrust Banks, Inc. 6.00%, 02/15/26..................     275,000     268,939
  Wachovia Corp. 6.625%, 11/15/06.......................     100,000     101,842
                                                                     -----------
                                                                       1,159,836
                                                                     -----------
 FINANCIAL SERVICES - 19.9%
  Associates Corp. of North America
  6.50%, 10/15/02.......................................     150,000     151,631
  7.75%, 02/15/05.......................................     250,000     269,085
  Chrysler Financial Corp. 5.93%, 12/08/98..............     250,000     249,910
  CIT Group Holdings, Inc. 6.25%, 10/25/99..............     200,000     200,778
  Commercial Credit Corp. 6.125%, 03/01/00..............     250,000     250,228
  Exxon Capital Corp. 6.625%, 08/15/02..................      59,000      60,405
  Ford Motor Credit Co.--Global Bond 6.25%, 11/08/00....     250,000     251,417
  General Electric Capital Corp. 6.50%, 11/01/06........     250,000     254,898
  General Motors Acceptance Corp.
  5.75%, 01/05/00.......................................     100,000      99,686
  6.125%, 01/22/08......................................     100,000      97,274
  General Motors Acceptance Corp.--Global Bond
   6.75%, 02/07/02......................................     100,000     101,717
  Heller Financial, Inc. 6.25%, 03/01/01................     250,000     249,757
  Sears Roebuck Acceptance Corp.
  Series 1 6.16%, 12/04/00..............................     250,000     250,487
  Series 2 6.70%, 08/13/01..............................     150,000     152,422
                                                                     -----------
                                                                       2,639,695
                                                                     -----------
 INDUSTRIAL - 11.3%
  Cooper Industries, Inc. 5.88%, 02/20/03...............     250,000     247,872
  General Motors 6.25%, 05/01/05........................     250,000     249,047
  Ingersoll-Rand 6.23%, 11/19/27........................     250,000     250,625
  PepsiCo, Inc. 6.25%, 09/01/99.........................     250,000     251,183
  Shell Oil Co. 6.625%, 07/01/99........................     250,000     252,285
  WMX Technologies, Inc. 6.25%, 10/15/00................     250,000     249,743
                                                                     -----------
                                                                       1,500,755
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           CHICAGO ASSET MANAGEMENT
                                                    INTERMEDIATE BOND PORTFOLIO
                                                    APRIL 30, 1998
--------------------------------------------------------------------------------

 CORPORATE BONDS & NOTES - CONTINUED

                                                             FACE
                                                            AMOUNT     VALUE+
                                                            ------     ------
 RETAIL - 5.4%
  J.C. Penney & Co.
  5.375%, 11/15/98......................................  $   53,000  $   52,895
  6.90%, 08/15/26.......................................     200,000     207,874
  Motorola, Inc. 6.50%, 09/01/25........................     300,000     309,408
  Wal-Mart Stores, Inc. 6.375%, 03/01/03................     140,000     142,033
                                                                     -----------
                                                                         712,210
                                                                     -----------
 UTILITIES - 9.4%
  Central Illinois Public Service Co. 6.68%, 03/15/00...     250,000     253,395
  Florida Power & Light Co. 5.50%, 07/01/99.............     250,000     248,835
  National Rural Utilities 5.95%, 01/15/03..............     250,000     247,105
  Potomac Electric Power Co. 6.25%, 10/15/07............     250,000     251,272
  Virginia Electric Power Co. 6.25%, 08/01/98...........     250,000     250,313
                                                                     -----------
                                                                       1,250,920
                                                                     -----------
  TOTAL CORPORATE BONDS & NOTES (COST $7,121,527).......               7,263,416
                                                                     -----------

 U.S. GOVERNMENT SECURITIES - 30.5%

 U.S. TREASURY NOTES
  5.875%, 08/15/98......................................     250,000     250,353
  5.875%, 02/28/99......................................     250,000     250,665
  5.625%, 10/31/99......................................     250,000     250,077
  5.875%, 11/15/99......................................     250,000     251,015
  7.75%, 01/31/00.......................................     500,000     517,655
  5.50%, 02/29/00.......................................     150,000     149,766
  5.75%, 11/15/00.......................................     750,000     752,340
  7.50%, 11/15/01.......................................     250,000     264,492
  6.125%, 12/31/01......................................     300,000     304,452
  7.50%, 05/15/02.......................................      50,000      53,250
  5.75%, 10/31/02.......................................   1,000,000   1,002,500
                                                                     -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $4,005,819)....               4,046,565
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           CHICAGO ASSET MANAGEMENT
                                                    INTERMEDIATE BOND PORTFOLIO
                                                    APRIL 30, 1998
--------------------------------------------------------------------------------
 AGENCY SECURITIES - 7.4%

                                                              FACE
                                                             AMOUNT    VALUE+
                                                             ------    ------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION
  5.42%, 01/23/01.........................................  $ 50,000  $   49,515
  5.37%, 02/07/01.........................................   250,000     247,228
  6.40%, 09/27/05.........................................   200,000     204,562
  5.875%, 02/02/06........................................   250,000     247,655
  7.00%, 12/01/07.........................................   233,376     238,088
                                                                     -----------
  TOTAL AGENCY SECURITIES (Cost $982,337).................               987,048
                                                                     -----------

 ASSET-BACKED SECURITIES - 4.2%

  Chase Manhattan Grantor Trust, Series 1995-B, Class A
   5.90%, 11/15/01........................................    59,396      59,452
  Norwest Automobile Trust, Series 1996-A, Class A4 6.10%,
   03/15/01...............................................   250,000     250,780
  Premier Auto Trust, Series 1998-1, Class A3 5.63%,
   08/06/01...............................................   250,000     248,982
                                                                     -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $559,367)...........               559,214
                                                                     -----------

 SHORT-TERM INVESTMENT - 1.8%

 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/01/98, to be repurchased at $233,035, collateralized
   by $203,156 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27, valued at $235,648
   (Cost $233,000)........................................   233,000     233,000
                                                                     -----------
  TOTAL INVESTMENTS - 98.7% (Cost $12,902,050)(a).........            13,089,243
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.3%...............               172,074
                                                                     -----------
  NET ASSETS - 100%.......................................           $13,261,317
                                                                     ===========

  + See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $12,902,050. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $187,193. This consisted of aggregate gross unrealized appreciation for all securities of $208,493 and aggregate gross unrealized depreciation for all securities of $21,300.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       CHICAGO ASSET MANAGEMENT COMPANY
                                                PORTFOLIOS
                                                APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

                                                    CHICAGO ASSET CHICAGO ASSET
                                                     MANAGEMENT    MANAGEMENT
                                                       VALUE/     INTERMEDIATE
                                                     CONTRARIAN       BOND
                                                      PORTFOLIO     PORTFOLIO
                                                    ------------- -------------
 ASSETS
 Investments, at Cost.............................   $19,772,188   $12,902,050
                                                     ===========   ===========
 Investments, at Value............................   $22,544,249   $13,089,243
 Cash.............................................           286           559
 Deferred Organization Costs--Note A..............         7,247         7,800
 Dividends Receivable.............................        23,082           --
 Receivable for Investments Sold..................       105,697           --
 Receivable for Portfolio Shares Sold.............        17,880            62
 Interest Receivable..............................            54       187,270
 Other Assets.....................................           147            77
                                                     -----------   -----------
  Total Assets....................................    22,698,642    13,285,011
                                                     -----------   -----------
 LIABILITIES
 Payable for Investments Purchased................       100,284           --
 Payable for Portfolio Shares Redeemed............        14,548           --
 Payable for Administrative Fees--Note C..........         7,332         7,024
 Payable for Investment Advisory Fees--Note B.....         3,629           286
 Payable for Trustees' Fees--Note G...............           627           616
 Other Liabilities................................        20,450        15,768
                                                     -----------   -----------
  Total Liabilities...............................       146,870        23,694
                                                     -----------   -----------
 NET ASSETS.......................................   $22,551,772   $13,261,317
                                                     ===========   ===========
 NET ASSETS CONSIST OF:
 Paid in Capital..................................   $18,387,505   $12,969,351
 Undistributed Net Investment Income..............        25,950        87,263
 Accumulated Net Realized Gain....................     1,366,256        17,510
 Unrealized Appreciation..........................     2,772,061       187,193
                                                     -----------   -----------
 NET ASSETS.......................................   $22,551,772   $13,261,317
                                                     ===========   ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited authori-
  zation, no par value)...........................     1,413,162     1,258,182
 Net Asset Value, Offering and Redemption Price
  Per Share.......................................        $15.96        $10.54
                                                          ======        ======


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       CHICAGO ASSET MANAGEMENT COMPANY
                                                PORTFOLIOS FOR THE YEAR ENDED
                                                APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

                                                 CHICAGO ASSET     CHICAGO ASSET
                                                  MANAGEMENT        MANAGEMENT
                                                    VALUE/         INTERMEDIATE
                                                  CONTRARIAN           BOND
                                                   PORTFOLIO         PORTFOLIO
                                                 -------------     -------------
 INVESTMENT INCOME
 Dividends.................................       $  385,704         $    --
 Interest..................................           21,032          706,247
                                                  ----------         --------
  TOTAL INCOME.............................          406,736          706,247
                                                  ----------         --------
 EXPENSES
 Investment Advisory Fees--Note B..........          120,386           52,374
 Administrative Fees--Note C...............           85,252           83,276
 Custodian Fees--Note D....................            5,659            1,317
 Audit Fees................................           13,206           13,122
 Legal Fees................................            4,936            3,210
 Printing Fees.............................           21,201           11,897
 Account Services Fees--Note F.............              656            1,520
 Shareholder Servicing Fees................           22,535              --
 Trustees' Fees--Note G....................            2,646            2,559
 Filing and Registration Fees..............           18,574           14,355
 Amortization of Organization Expense--Note
  A........................................            4,454            4,454
 Other Expenses............................            7,017            2,244
 Account Services Fees Waived--Note F......             (656)          (1,520)
 Investment Advisory Fees Waived--Note B...         (120,386)         (52,374)
 Expenses Assumed by the Adviser--Note B...           (2,293)         (48,377)
                                                  ----------         --------
  Net Expenses Before Expense Offset.......          183,187           88,057
 Expense Offset--Note A....................              (74)            (342)
                                                  ----------         --------
  Net Expenses After Expense Offset........          183,113           87,715
                                                  ----------         --------
 NET INVESTMENT INCOME.....................          223,623          618,532
                                                  ----------         --------
 NET REALIZED GAIN ON INVESTMENTS..........        2,464,320           19,841
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF
  INVESTMENTS..............................        2,363,924          190,831
                                                  ----------         --------
 NET GAIN ON INVESTMENTS...................        4,828,244          210,672
                                                  ----------         --------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................       $5,051,867         $829,204
                                                  ==========         ========



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        CHICAGO ASSET MANAGEMENT VALUE/
                                                 CONTRARIAN PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       YEARS ENDED APRIL 30,
                                                         1998         1997
                                                      -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income.............................  $   223,623  $    41,317
  Net Realized Gain.................................    2,464,320      126,824
  Net Change in Unrealized
   Appreciation/Depreciation........................    2,363,924      219,469
                                                      -----------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
   TIONS............................................    5,051,867      387,610
                                                      -----------  -----------
 DISTRIBUTIONS:
  Net Investment Income.............................     (232,720)     (20,547)
  Net Realized Gain.................................   (1,179,952)     (80,161)
                                                      -----------  -----------
  TOTAL DISTRIBUTIONS...............................   (1,412,672)    (100,708)
                                                      -----------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................    7,498,917   12,634,715
  In Lieu of Cash Distributions.....................    1,412,462       96,713
  Redeemed..........................................   (3,803,208)    (105,728)
                                                      -----------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......    5,108,171   12,625,700
                                                      -----------  -----------
  TOTAL INCREASE....................................    8,747,366   12,912,602
 NET ASSETS:
  Beginning of Year.................................   13,804,406      891,804
                                                      -----------  -----------
  End of Year (including undistributed net
   investment income of $25,950 and $30,593,
   respectively)....................................  $22,551,772  $13,804,406
                                                      ===========  ===========
 (1) SHARES ISSUED AND REDEEMED:
     Shares Issued..................................      509,622      991,693
     In Lieu of Cash Distributions..................       98,063        7,527
     Redeemed.......................................     (250,654)      (8,321)
                                                      -----------  -----------
                                                          357,031      990,899
                                                      ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            CHICAGO ASSET MANAGEMENT
                                                     INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       YEARS ENDED APRIL 30,
                                                         1998         1997
                                                      -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income.............................  $   618,532  $   508,576
  Net Realized Gain.................................       19,841        8,536
  Net Change in Unrealized
   Appreciation/Depreciation........................      190,831      (57,181)
                                                      -----------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
   TIONS............................................      829,204      459,931
                                                      -----------  -----------
 DISTRIBUTIONS:
  Net Investment Income.............................     (596,183)    (506,282)
  Net Realized Gain.................................       (4,101)     (22,948)
                                                      -----------  -----------
  TOTAL DISTRIBUTIONS...............................     (600,284)    (529,230)
                                                      -----------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................    2,879,576    1,826,542
  In Lieu of Cash Distributions.....................      600,151      528,662
  Redeemed..........................................     (491,507)    (222,819)
                                                      -----------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......    2,988,220    2,132,385
                                                      -----------  -----------
  TOTAL INCREASE....................................    3,217,140    2,063,086
 NET ASSETS:
  Beginning of Year.................................   10,044,177    7,981,091
                                                      -----------  -----------
  End of Year (including undistributed net
   investment income of $87,263 and $60,816,
   respectively)....................................  $13,261,317  $10,044,177
                                                      ===========  ===========
 (1) SHARES ISSUED AND REDEEMED:
     Shares Issued..................................      272,351      176,865
     In Lieu of Cash Distributions..................       57,529       51,334
     Redeemed.......................................      (46,828)     (21,434)
                                                      -----------  -----------
                                                          283,052      206,765
                                                      ===========  ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       CHICAGO ASSET MANAGEMENT VALUE/
                                                CONTRARIAN PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    DECEMBER 16,
                                          YEARS ENDED APRIL 30,      1994*** TO
                                         -------------------------   APRIL 30,
                                          1998     1997     1996        1995
                                         -------  -------  -------  ------------
Net Asset Value, Beginning of Period...  $ 13.07  $ 13.67  $ 11.14     $10.00
                                         -------  -------  -------     ------
Income From Investment Operations
 Net Investment Income.................     0.17     0.18     0.19       0.05
 Net Realized and Unrealized Gain on
  Investments..........................     3.84     0.30     2.86       1.13
                                         -------  -------  -------     ------
 Total from Investment Operations......     4.01     0.48     3.05       1.18
                                         -------  -------  -------     ------
Distributions
 Net Investment Income.................    (0.18)   (0.24)   (0.23)     (0.04)
 Net Realized Gain.....................    (0.94)   (0.84)   (0.29)       --
                                         -------  -------  -------     ------
 Total Distributions...................    (1.12)   (1.08)   (0.52)     (0.04)
                                         -------  -------  -------     ------
Net Asset Value, End of Period.........  $ 15.96  $ 13.07  $ 13.67     $11.14
                                         =======  =======  =======     ======
TOTAL RETURN+..........................    31.71%    3.72%   28.00%     11.81%**
                                         =======  =======  =======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..  $22,552  $13,804  $   892     $  696
Ratio of Expenses to Average Net
 Assets................................     0.95%    0.95%    1.06%      0.95%*
Ratio of Net Investment Income to
 Average Net Assets....................     1.16%    1.89%    1.51%      1.54%*
Portfolio Turnover Rate................       55%      21%      33%         4%
Average Commission Rate#...............  $0.0552  $0.0574  $0.0600        N/A
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by the Adviser to
 Average Net Assets....................     0.64%    6.32%   12.20%     17.05%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets.............     0.95%    0.95%    0.95%      0.95%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           CHICAGO ASSET MANAGEMENT
                                                    INTERMEDIATE BOND PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    JANUARY 24,
                                          YEARS ENDED APRIL 30,     1995*** TO
                                         ------------------------    APRIL 30,
                                          1998     1997     1996       1995
                                         -------  -------  ------   -----------
Net Asset Value, Beginning of Period.... $ 10.30  $ 10.39  $10.33     $10.00
                                         -------  -------  ------     ------
Income From Investment Operations
 Net Investment Income..................    0.57     0.61    0.64       0.17
 Net Realized and Unrealized Gain on
  Investments...........................    0.24    (0.05)   0.14++     0.26
                                         -------  -------  ------     ------
 Total from Investment Operations.......    0.81     0.56    0.78       0.43
                                         -------  -------  ------     ------
Distributions
 Net Investment Income..................   (0.57)   (0.62)  (0.64)     (0.10)
 Net Realized Gain......................     -- @   (0.03)  (0.08)       --
                                         -------  -------  ------     ------
 Total Distributions....................   (0.57)   (0.65)  (0.72)     (0.10)
                                         -------  -------  ------     ------
Net Asset Value, End of Period.......... $ 10.54  $ 10.30  $10.39     $10.33
                                         =======  =======  ======     ======
TOTAL RETURN+...........................    8.08%    5.53%   7.62%      4.31%**
                                         =======  =======  ======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)... $13,261  $10,044  $7,981     $5,267
Ratio of Expenses to Average Net
 Assets.................................    0.80%    0.80%   0.84%      0.80%*
Ratio of Net Investment Income to
 Average Net Assets.....................    5.64%    5.88%   6.17%      6.20%*
Portfolio Turnover Rate.................      40%      31%     24%         0%
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by the Adviser to
 Average Net Assets.....................    0.93%    1.39%   1.20%      2.78%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets..............    0.80%    0.80%   0.80%      0.80%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser for the periods indicated.
 ++ The amount shown for a share outstanding throughout the year does not ac-cord with the aggregate net losses on investments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
 @  Amount is less than $0.01 per share.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS


  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Chicago As-set Management Value/Contrarian Portfolio and Chicago Asset Management Inter-mediate Bond Portfolio (the "Portfolios"), portfolios of UAM Funds Trust, are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objective of the Chicago Asset Management Value/Contrarian Portfolio is to provide capital appreciation by investing primarily in the common stock of large companies. The objective of the Chicago Asset Management Intermediate Bond Portfolio is to provide a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade bonds with an average weighted maturity between 3 and 10 years.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed in-come securities, quotations from dealers, market transactions in compara-ble securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------

  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications as follows:

                                           UNDISTRIBUTED
                                                NET      ACCUMULATED
   CHICAGO ASSET MANAGEMENT                 INVESTMENT   NET REALIZED PAID IN
   COMPANY PORTFOLIOS                         INCOME     GAIN (LOSS)  CAPITAL
   ------------------------                ------------- ------------ -------
   Value/Contrarian.......................    $4,454        $ --      $(4,454)
   Intermediate Bond......................     4,098          356      (4,454)

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------

    5. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

    6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Chicago Asset Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of average daily net assets for the month, as follows:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS                                RATE
-------------------------------------------                               ------
Value/Contrarian......................................................... 0.625%
Intermediate Bond........................................................  0.48%

  Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.95% and 0.80% of average daily net as-sets, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------

$2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Chicago Asset Management Value/Contrarian Portfolio and 0.04% of average daily net assets of the Chicago Asset Management Intermediate Bond Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, includ-ing but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

  For the year ended April 30, 1998, CGFSC was paid the following amounts by the Administrator:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS
-------------------------------------------
Value/Contrarian....................................................... $73,676
Intermediate Bond......................................................  78,912

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in or-der to keep the Portfolios' total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.95% and 0.80% of average daily net assets for the Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio, respectively.

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

  H. PURCHASES AND SALES: For the year ended April 30, 1998, the Portfolios' purchases and sales of investment securities other than long-term U.S. Govern-ment securities and short-term securities were:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS              PURCHASES     SALES
-------------------------------------------             ----------- -----------
Value/Contrarian....................................... $14,240,956 $10,210,846
Intermediate Bond......................................   3,792,041   1,462,571

  Purchases and sales of long-term U.S. Government securities were $3,408,016 and $2,536,477 respectively, for Chicago Asset Management Intermediate Bond Portfolio. There were no purchases and sales of long-term U.S. Government se-curities for Chicago Asset Management Value/Contrarian Portfolio.

  I. LINE OF CREDIT: The Chicago Asset Management Intermediate Bond Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each partici-pating Portfolio based on its borrowings at a rate per annum equal to the Fed-eral Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1998, the Chicago Asset Management Intermedi-ate Bond Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS               SHAREHOLDERS OWNERSHIP
-------------------------------------------               ------------ ---------
Value/Contrarian.........................................       1          87%
Intermediate Bond........................................       1          89%

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Chicago Asset Management Value/Contrarian Portfolio
Chicago Asset Management Intermediate Bond Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Management Intermediate Bond Portfolio (the "Portfolios"), portfolios of the UAM Funds Trust, at April 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included conformation of securities at April 30, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 3, 1998

UAM FUNDS                                              CHICAGO ASSET MANAGEMENT
                                                       COMPANY PORTFOLIOS
-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio hereby designate approximately $157,458 and $0, respectively, as 20% long-term capital gain dividends and $96,506 and $4,101, respectively, as 28% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

For the year ended April 30, 1998, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 17.98% for Chicago Asset Management Value/Contrarian Portfolio.

The percentage of income earned from direct treasury obligations was 35.80% for Chicago Asset Management Intermediate Bond Portfolio.

UAM Funds                                         Chicago Asset Management
                                                  Company Portfolios
--------------------------------------------------------------------------------
Officers and Trustees

Norton H. Reamer                                  William H. Park
Trustee, President and Chairman                   Vice President

John T. Bennett, Jr.                              Michael E. DeFao
Trustee                                           Secretary

Nancy J. Dunn                                     Karl O. Hartmann
Trustee                                           Assistant Secretary

Philip D. English                                 Gary L. French
Trustee                                           Treasurer

William A. Humenuk                                Robert R. Flaherty
Trustee                                           Assistant Treasurer

Charles H. Salisbury, Jr.                         Gordon M. Shone
Trustee and Executive Vice President              Assistant Treasurer

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------
Investment Adviser
Chicago Asset Management Company
70 West Madison Street, 56th Floor
Chicago, IL 60602

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
                                            -----------------------------------
Independent Accountants                     This report has been prepared for
Price Waterhouse LLP                        shareholders and may be distributed
160 Federal Street                          to others only if preceded or
Boston, MA 02110                            accompanied by a current prospectus.
                                            ------------------------------------
Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                  UAM FUNDS
                                  ANNUAL-REPORT



------------------------------
     MJI INTERNATIONAL EQUITY
          PORTFOLIO
--------------------------------------------------------------------------------
                                       April 30, 1998




                                                                             UAM

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
Dear Shareholder,

PERFORMANCE
This has been a year of momentous events with widely varying returns between markets. Contrast the unexpectedly long cycle in the US with the collapse in Asia while the European markets managed to achieve one of their best years ev-er. Returns for the Portfolio were well ahead of the index for the year ended April 30, 1998, with a gain of 20.39% for the Institutional Class while the MSCI EAFE Index returned 18.91%. For the same time period, the Portfolio's In-stitutional Service Class Shares returned 20.11%. The key feature of these re-sults was the cautious attitude we adopted toward markets in the Far East when it became clear that the problems of the region were likely to persist.

MARKET REVIEW
The year divided sharply into two: the period to December 1997 was dominated by the events in Asia while the 1998 markets saw a strong rebound. The col-lapse in Thailand was followed in due course by the remaining "tiger" econo-mies, with the exception of Taiwan. The "tiger" economies were dependent on exports and foreign capital to support their high rates of growth. All became vulnerable when global growth slowed. At the same time, with currencies pegged to the rising US dollar, export performance suffered and the downward spiral of deteriorating current accounts, currencies and equity markets followed. Weak government controls meant that remedial action tended to be slow.

The impact of the crisis extended well beyond the Asian region. During 1997, markets tried to assess the impact on the global economy and fluctuations in the US and European markets reflected the changes in mood from optimism to pessimism, the depths of pessimism being reached in October when the EAFE In-dex fell by 7.7% for the month. The most important and sympathetic response at this time came from the Federal Reserve Board which resisted the pressure to increase rates in spite of the firm domestic US economy. This policy in itself prevented the weak Asian economies suffering from the additional pain of higher rates on their already heavy dollar borrowings. Markets outside Asia regained their composure over the next two months.

Within Europe the persistence of low global rates of interest at a time when growth was beginning to improve made equities an enormously attractive asset class and markets continued their steady rise. Two other developments were critical to the performance of the European markets: the convergence of inter-est rates within Europe in preparation for the single currency and the broad rationalisation programme which was enhancing shareholder value, a similar phenomenon to that seen in the US in recent years. Europe proved to be the area offering the best returns during the year.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT STRATEGY
The portfolio was overweighted in the Asian markets in early 1997 but we re-duced this exposure aggressively as we saw the situation beginning to deterio-rate. Investments in Thailand, at 1.3% of total assets, were sold in May while the overweight exposure to Malaysia was reduced to a market weight in that month. The remaining investments in Malaysia were sold in July and August, at a lower level on the index but before the worst of the crisis. In the Septem-ber quarter we continued to withdraw assets from the region, reducing exposure by a third, to 14.4% of the portfolio, and focusing the remaining investments on Hong Kong, Singapore, Australia and New Zealand, markets which we believed were strong enough to withstand the worst of the collapse.

The assets from Southeast Asia were reinvested in the UK, Continental Europe and Japan. In the UK, we increased exposure to financial services which would benefit from both the low interest rate environment and corporate activity in the sector, adding to the bank, Lloyds TSB and making new investments in Nor-wich Union and Halifax, two new banks, recently de-mutualised. We also added to European financials, Fortis, the Belgian insurer, the French bank, BNP and Credit Suisse. Exposure was trimmed back in both Spain and Italy, the two best performing European markets. Investments in Japan were made in anticipation of significant stimulus packages being announced by the government in late 1997/early 1998. The Japanese market surged on this theme in January 1998 but when the packages fell short of expectations, investors began to withdraw as-sets. We maintained our position through the first quarter of 1998 but cut back in April when renewed weakness in the region began to impact the curren-cy.

Throughout the year, investments in the emerging markets suffered as a result of the interest rate premium attached to the region due to the problems in Asia. Various markets stood out with strong contributions such as Argentina and Mexico early in the year but these were sold heavily in the December quar-ter, along with Chile. They continued this weakness in the first four months of 1998 when confidence in the emerging markets generally remained at a low ebb. The portfolio maintained an exposure of approximately 10.0% to the region throughout the period, switching the emphasis late in the year to include South Africa. Returns in South Africa were excellent in early 1998 when the financial stocks in which the portfolio was invested responded to falling in-flation and interest rates and broad rationalisation plans. Corporations in South Africa are just beginning the process which has already led to sparkling returns in Europe.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

MARKET OUTLOOK
Notwithstanding the problems in the Asian region, the international markets generated strong returns in 1997. In the coming year, it should be expected that returns will be more muted. After presenting an optimistic outlook for growth and earnings in 1998, many Asian governments are at last coming to terms with the credit crunch and collapse in activity which is gripping the region. Likewise, western economies have also down-played the possible conse-quences of the Asian crisis in terms of a weaker global trade outlook and changes to this view may emerge. The relationship between economies in the Asian region and Japan is increasingly being seen as critical to recovery and pressure on Japan to expand its internal economy is growing. On the other hand, investors can take comfort in the knowledge that recovery in Europe is still progressing and global interest rates are liable to remain benign, even if small increases become necessary. Our outlook therefore is for continued modest returns from equities. The portfolio focus will remain on Europe but we will be looking for opportunities to rebuild exposure to Asia, but only as conditions improve. The most attractive valuations are still to be found in Latin America and markets in the region should offer investors sound returns in 1998 after a low-key start to the year.

MURRAY JOHNSTONE INTERNATIONAL LTD.
The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with interna-tional investing, please refer to the Portfolio's Prospectus.

           COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
                  MJI INTERNATIONAL EQUITY PORTFOLIO AND THE
                MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX


-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN** FOR PERIOD ENDED APRIL 30, 1998
-------------------------------------------------------------
            1 YEAR             SINCE 9/16/94* SINCE 12/31/96*
-------------------------------------------------------------
               INSTITUTIONAL                   INSTITUTIONAL
INSTITUTIONAL  SERVICE CLASS    INSTITUTIONAL  SERVICE CLASS
CLASS SHARES      SHARES        CLASS SHARES      SHARES
  20.39%          20.11%           7.53%          15.73%
-------------------------------------------------------------

                              [LOGO APPEARS HERE]

-----------------------------------------------------
Label              MJI International   Morgan Stanley
-----------------------------------------------------
    1  Sep 16, 94              10000            10000
-----------------------------------------------------
    2  Apr 30, 95               9500            10462
-----------------------------------------------------
    3  Apr 30, 96              10324            11655
-----------------------------------------------------
    4  Apr 30, 97              10806            11551
-----------------------------------------------------
    5  Apr 30, 98              13009            13735
-----------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such reduction of expenses, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.1%
                                                            SHARES    VALUE+
                                                            ------- -----------
 ARGENTINA - 2.3%
  Banco Frances del Rio de la Plata S.A. ADR...............  14,050 $   408,328
  Telecom Argentina S.A. ADR...............................   6,000     216,000
  YPF S.A. ADR.............................................   8,600     299,925
                                                                    -----------
                                                                        924,253
                                                                    -----------
 AUSTRALIA - 1.9%
  Commonwealth Bank of Australia...........................  30,000     360,100
  Telstra Corp. Ltd........................................ 160,000     375,553
                                                                    -----------
                                                                        735,653
                                                                    -----------
 BELGIUM - 2.2%
  Fortis AG................................................   3,143     888,333
                                                                    -----------
 BRAZIL - 2.2%
  Petrobras ADR............................................  18,000     455,499
  Unibanco GDR.............................................  10,000     397,500
                                                                    -----------
                                                                        852,999
                                                                    -----------
 CHILE - 2.6%
  Cia. de Telecomunicaciones de Chile S.A. ADR.............  25,000     626,562
  Madeco S.A. ADR..........................................   7,500     120,000
  Quimica y Minera Chile S.A. ADR..........................   6,200     269,313
                                                                    -----------
                                                                      1,015,875
                                                                    -----------
 FRANCE - 10.8%
  Banque Nationale de Paris................................   3,590     302,800
  Cap Gemini S.A...........................................   6,077     789,576
  Cie Generale des Eaux....................................   3,380     628,654
  Rhone-Poulenc............................................  21,330   1,043,612
  *SGS-Thomson Microelectronics N.V........................   5,400     461,753
  Suez Lyonnaise...........................................   1,034     175,458
  Total S.A., Class B......................................   7,300     868,325
                                                                    -----------
                                                                      4,270,178
                                                                    -----------
 GERMANY - 7.4%
  Allianz AG...............................................   2,970     918,497
  Allianz AG (New).........................................      87      26,663
  Mannesmann AG............................................   1,409   1,111,169
  Volkswagen AG............................................   1,086     867,043
                                                                    -----------
                                                                      2,923,372
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                             SHARES    VALUE+
                                                             ------- -----------
 HONG KONG - 1.8%
  Hong Kong Land Holdings, Ltd. ADR......................... 150,000 $   211,500
  Hutchison Whampoa, Ltd....................................  50,000     309,212
  Swire Pacific, Ltd., Class A..............................  35,000     174,876
                                                                     -----------
                                                                         695,588
                                                                     -----------
 IRELAND - 2.0%
  Allied Irish Banks plc....................................  26,225     365,447
  Bank of Ireland...........................................  20,770     424,126
                                                                     -----------
                                                                         789,573
                                                                     -----------
 ITALY - 3.7%
  Telecom Italia Mobile S.p.A............................... 156,886     895,377
  Telecom Italia S.p.A......................................  73,650     551,428
                                                                     -----------
                                                                       1,446,805
                                                                     -----------
 JAPAN - 12.4%
  Anritsu Corp..............................................  41,000     421,977
  Dai-Ichi Kangyo Bank, Ltd.................................  31,000     210,905
  Fanuc, Ltd................................................  14,000     517,027
  Fuji Machine Manufacturing Co.............................  18,000     514,909
  Fuji Photo Film Co........................................   8,000     285,152
  Fujitsu, Ltd..............................................  42,000     491,070
  Matsumoto Kenko Co., Ltd..................................     400       1,517
  Matsushita Communication Industrial.......................  12,000     355,078
  Mitsui & Co., Ltd.........................................  60,000     372,332
  Nippon Telegraph & Telephone Corp.........................      50     438,929
  Ricoh Co., Ltd............................................  42,000     435,765
  Sumitomo Metal & Mining Co................................ 106,000     439,594
  Takeda Chemical Industries................................  15,000     429,090
                                                                     -----------
                                                                       4,913,345
                                                                     -----------
 MEXICO - 1.9%
  Cifra S.A. de C.V. ADR Class V............................  13,062     229,251
  Grupo Imsa, S.A. de C.V. ADR..............................   9,000     171,563
  *Grupo Industrial Durango ADR.............................  24,000     345,000
                                                                     -----------
                                                                         745,814
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                              SHARES   VALUE+
                                                              ------ -----------
 NETHERLANDS - 6.3%
  Aegon N.V..................................................  2,505 $   325,099
  ING Groep N.V..............................................  7,160     465,677
  Koninklijke KNP BT N.V..................................... 26,103     717,613
  Vendex International N.V. BDR..............................  5,320     341,526
  VNU........................................................ 20,040     649,205
                                                                     -----------
                                                                       2,499,120
                                                                     -----------
 NORWAY - 2.2%
  Christiania Bank Og Kreditkasse............................ 90,506     416,312
  *Petroleum Geo-Services ADR................................  7,135     469,126
                                                                     -----------
                                                                         885,438
                                                                     -----------
 PORTUGAL - 2.5%
  Portugal Telecom S.A. (Registered)......................... 18,200     978,553
                                                                     -----------
 SINGAPORE - 1.8%
  City Developments, Ltd..................................... 65,000     281,448
  *Creative Technology Ltd...................................  4,000      83,186
  Singapore Press Holdings Ltd............................... 30,000     331,858
                                                                     -----------
                                                                         696,492
                                                                     -----------
 SOUTH AFRICA - 2.9%
  Liberty Life Association of Africa Ltd..................... 11,000     372,291
  Standard Bank Investment Corp., Ltd........................ 13,000     769,322
                                                                     -----------
                                                                       1,141,613
                                                                     -----------
 SPAIN - 3.1%
  Banco Santander S.A........................................  9,837     520,083
  Telefonica de Espana S.A................................... 17,159     716,743
                                                                     -----------
                                                                       1,236,826
                                                                     -----------
 SWITZERLAND - 8.4%
  Credit Suisse Group (Registered)...........................  5,532   1,217,121
  Novartis AG (Registered)...................................    371     613,427
  Zurich Insurance (Registered)..............................  2,470   1,505,154
                                                                     -----------
                                                                       3,335,702
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                           SHARES    VALUE+
                                                          -------- -----------
 UNITED KINGDOM - 15.7%
  Barclays plc...........................................  15,300  $   441,390
  British Aerospace plc..................................  13,100      437,733
  Cadbury Schweppes plc..................................  33,300      485,627
  Halifax plc............................................  30,200      403,296
  Kingfisher plc.........................................  25,600      464,956
  Ladbroke Group plc.....................................  81,500      448,091
  Lloyds TSB Group plc...................................  30,620      458,578
  Misys plc..............................................   6,800      326,956
  Norwich Union plc......................................  53,600      400,472
  Safeway plc............................................  43,400      258,757
  ScottishPower plc......................................  41,700      383,393
  Shell Transport & Trading Co. plc......................  55,900      416,020
  SmithKline Beecham plc.................................  39,900      475,778
  Williams Holdings plc..................................  62,800      482,075
  Wolseley plc...........................................  49,300      345,877
                                                                   -----------
                                                                     6,228,999
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $30,417,913)..........................  37,204,531
                                                                   -----------

 PREFERRED STOCK - 1.5%
 GERMANY - 1.5%
  Marschollek, Lautenschlaeger und Partner AG (Cost
   $537,959).............................................   1,513      589,842
                                                                   -----------

 RIGHTS - 0.0%

                                                           NO. OF
                                                           RIGHTS
                                                          --------
 SPAIN - 0.0%
  *Telefonica de Espana S.A., expiring 05/07/98 (Cost
   $0)...................................................  17,159       10,348
                                                                   -----------

 WARRANTS - 0.0%

                                                           NO. OF
                                                          WARRANTS
                                                          --------
 FRANCE - 0.0%
  *Cie Generale des Eaux, expiring 05/02/01 (Cost $0)....   3,380        4,920
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 7.2%
                                                          FACE
                                                         AMOUNT     VALUE+
                                                       ---------- -----------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 04/30/98, due
   5/01/98, to be repurchased at $2,851,425,
   collateralized by $2,485,827 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 05/15/04-
   11/15/27, valued at $2,883,400 (Cost $2,851,000)... $2,851,000 $ 2,851,000
                                                                  -----------
  TOTAL INVESTMENTS - 102.8% (Cost $33,806,872) (a)..............  40,660,641
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (2.8)%....................  (1,113,792)
                                                                  -----------
  NET ASSETS - 100%.............................................. $39,546,849
                                                                  ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR  American Depositary Receipt
BDR  British Depositary Receipt
GDR  Global Depositary Receipt
(a) The cost for federal income tax purposes was $33,923,398. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $6,737,243. This consisted of aggregate gross unrealized appreciation for all securities of $8,022,620 and aggregate gross unrealized depreciation for all securities of $1,285,377.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
--------------------------------------------------------------------------------
At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
----------------------------------                          ------  -----------
Aerospace & Defense........................................   1.1%  $   437,733
Agriculture................................................   4.0     1,575,766
Automotive.................................................   2.2       867,044
Banks......................................................  14.9     5,883,685
Beverages, Food & Tobacco..................................   1.2       485,627
Broadcasting & Publishing..................................   1.6       649,206
Building Materials.........................................   0.9       347,393
Capital Equipment..........................................   2.8     1,111,169
Chemicals..................................................   1.8       698,403
Commercial Services........................................   1.0       403,296
Computers..................................................   2.1       818,026
Computers & Office Equipment...............................   0.2        83,186
Construction...............................................   0.4       175,458
Electronics................................................   2.1       816,831
Energy.....................................................   2.0       769,051
Entertainment & Leisure....................................   1.1       448,091
Financial Services.........................................   3.5     1,398,642
Insurance..................................................   9.4     3,710,938
Machine....................................................   1.3       514,908
Manufacturing..............................................   1.3       517,027
Metals.....................................................   0.3       120,000
Mining.....................................................   1.1       439,594
Multi-Industry.............................................   0.9       372,332
Natural Resources..........................................   1.2       482,075
Office Equipment...........................................   1.1       435,765
Oil & Gas..................................................   4.4     1,739,844
Paper & Packaging..........................................   2.7     1,062,613
Pharmaceuticals............................................   1.2       475,779
Print & Publishing.........................................   0.8       331,858
Real Estate................................................   1.3       492,948
Repurchase Agreement.......................................   7.2     2,851,000
Retail.....................................................   3.3     1,294,490
Services...................................................   2.0       789,575
Technology.................................................   3.4     1,328,764
Telecommunications.........................................  11.1     4,374,662
Transportation.............................................   0.4       174,876
Utilities..................................................   5.5     2,182,986
                                                            -----   -----------
Total Investments.......................................... 102.8%  $40,660,641
Other Assets and Liabilities...............................  (2.8)   (1,113,792)
                                                            -----   -----------
Net Assets................................................. 100.0%  $39,546,849
                                                            =====   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost..............................................  $33,806,872
                                                                     ===========
 Investments, at Value.............................................  $40,660,641
 Cash..............................................................       27,743
 Foreign Currency (Cost $152,610)..................................      151,422
 Dividends Receivable..............................................      131,584
 Receivable for Portfolio Shares Sold..............................       42,947
 Foreign Withholding Tax Reclaim Receivable........................       18,117
 Deferred Organization Costs--Note A...............................        2,683
 Interest Receivable...............................................          425
 Other Assets......................................................          299
                                                                     -----------
  Total Assets.....................................................   41,035,861
                                                                     -----------
 LIABILITIES
 Payable for Investments Purchased.................................    1,391,451
 Payable for Investment Advisory Fees--Note B......................       37,431
 Payable for Portfolio Shares Redeemed.............................       15,315
 Payable for Administrative Fees--Note C...........................       10,681
 Payable for Distribution and Service Fees--Note E.................        1,298
 Payable for Trustees' Fees--Note G................................          653
 Other Liabilities.................................................       32,183
                                                                     -----------
  Total Liabilities................................................    1,489,012
                                                                     -----------
 NET ASSETS........................................................  $39,546,849
                                                                     ===========
 NET ASSETS CONSIST OF:
 Paid in Capital...................................................  $32,223,942
 Undistributed Net Investment Income...............................      176,583
 Accumulated Net Realized Gain.....................................      290,631
 Unrealized Appreciation...........................................    6,855,693
                                                                     -----------
 NET ASSETS........................................................  $39,546,849
                                                                     ===========
 Institutional Class Shares
 NET ASSETS........................................................  $32,295,559
                                                                     ===========
 NET ASSET VALUE, Offering and Redemption Price Per Share 2,628,369
  shares
  outstanding (Unlimited authorization, no par value)..............       $12.29
                                                                          ======
 Institutional Service Class Shares
 NET ASSETS........................................................  $ 7,251,290
                                                                     ===========
 NET ASSET VALUE, Offering and Redemption Price Per Share 591,675
  shares
  outstanding (Unlimited authorization, no par value)..............       $12.26
                                                                          ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               FOR THE YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends..................... $  750,140
 Interest......................    119,169
 Less Foreign Taxes Withheld...    (77,886)
                                ----------
  TOTAL INCOME.................    791,423
                                ----------
 EXPENSES
 Investment Advisory Fees--Note
  B............................    284,464
 Administrative Fees--Note C...    128,497
 Custodian Fees--Note D........     41,594
 Printing Fees.................     39,783
 Account Services Fees--Note
  F............................     30,161
 Filing and Registration Fees..     24,753
 Audit Fees....................     16,130
 Distribution and Service
  Fees--Note E.................     15,037
 Legal Fees....................     11,421
 Shareholder Servicing Fees....      7,339
 Trustees' Fees--Note G........      2,943
 Amortization of Organization
  Expense--Note A..............      1,945
 Other Expenses................      6,862
 Account Services Fees Waived--
  Note F.......................    (27,286)
                                ----------
  Net Expenses Before Expense
   Offset......................    583,643
 Expense Offset--Note A........     (1,053)
                                ----------
  Net Expenses After Expense
   Offset......................    582,590
                                ----------
 NET INVESTMENT INCOME.........    208,833
                                ----------
 NET REALIZED GAIN:
  Investments..................  1,687,896
  Foreign Currency
   Transactions................     77,450
                                ----------
 TOTAL NET REALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS........  1,765,346
                                ----------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments..................  4,787,063
  Foreign Currency
   Translations................      3,482
                                ----------
 TOTAL NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION....  4,790,545
                                ----------
 NET GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY.............  6,555,891
                                ----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.... $6,764,724
                                ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                       YEARS ENDED APRIL 30,
                                                         1998         1997
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................  $    208,833  $   127,697
  Net Realized Gain (Loss).........................     1,765,346     (102,551)
  Net Change in Unrealized
   Appreciation/Depreciation.......................     4,790,545    1,537,020
                                                     ------------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................     6,764,724    1,562,166
                                                     ------------  -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................      (108,747)     (23,511)
  Institutional Service Class......................       (22,024)         --
 Net Realized Gain:
  Institutional Class..............................    (1,117,397)    (203,657)
  Institutional Service Class......................      (226,269)         --
                                                     ------------  -----------
  TOTAL DISTRIBUTIONS..............................    (1,474,437)    (227,168)
                                                     ------------  -----------
 CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued...........................................    11,589,426   25,675,829
  In Lieu of Cash Distributions....................       846,389      156,098
  Redeemed.........................................   (13,518,209)  (6,848,127)
                                                     ------------  -----------
  Net Increase (Decrease) from Institutional Class
   Shares..........................................    (1,082,394)  18,983,800
                                                     ------------  -----------
 Institutional Service Class:
  Issued...........................................     4,127,880    3,864,032
  In Lieu of Cash Distributions....................       248,290          --
  Redeemed.........................................    (1,774,985)     (37,097)
                                                     ------------  -----------
  Net Increase from Institutional Service Class
   Shares..........................................     2,601,185    3,826,935
                                                     ------------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS.....     1,518,791   22,810,735
                                                     ------------  -----------
  TOTAL INCREASE...................................     6,809,078   24,145,733
 NET ASSETS:
  Beginning of Year................................    32,737,771    8,592,038
                                                     ------------  -----------
  End of Year (including undistributed net
   investment income of $176,583 and $19,125,
   respectively)...................................  $ 39,546,849  $32,737,771
                                                     ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INSTITUTIONAL CLASS              INSTITUTIONAL SERVICE CLASS
                           ----------------------------------------- --------------------------------
                                                                        YEAR
                            YEARS ENDED APRIL 30,     SEPTEMBER 16,     ENDED          DECEMBER 31,
                           -------------------------    1994*** TO    APRIL 30,         1996*** TO
                            1998     1997     1996    APRIL 30, 1995    1998          APRIL 30, 1997
                           -------  -------  -------  -------------- -------------   ----------------
Net Asset Value,
 Beginning of Period.....  $ 10.65  $ 10.27  $  9.50      $10.00      $       10.65     $       10.53
                           -------  -------  -------      ------      -------------     -------------
Income from Investment
 Operations
 Net Investment Income...     0.07     0.06     0.07        0.04               0.04              0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........     2.02     0.42     0.75       (0.54)++            2.02              0.11
                           -------  -------  -------      ------      -------------     -------------
 Total from Investment
  Operations.............     2.09     0.48     0.82       (0.50)              2.06              0.12
                           -------  -------  -------      ------      -------------     -------------
Distributions:
 Net Investment Income...    (0.04)   (0.01)     -- @        --               (0.04)              --
 In Excess of Net
  Investment Income......      --       --     (0.03)        --                 --                --
 Net Realized Gain.......    (0.41)   (0.09)   (0.02)        --               (0.41)              --
                           -------  -------  -------      ------      -------------     -------------
 Total Distributions.....    (0.45)   (0.10)   (0.05)        --               (0.45)              --
                           -------  -------  -------      ------      -------------     -------------
Net Asset Value, End of
 Period..................  $ 12.29  $ 10.65  $ 10.27      $ 9.50      $       12.26     $       10.65
                           =======  =======  =======      ======      =============     =============
TOTAL RETURN+............    20.39%    4.67%    8.67%      (5.00)%**          20.11%             1.14%**
                           =======  =======  =======      ======      =============     =============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $32,296  $28,818  $ 8,592      $5,535      $       7,251     $       3,920
Ratio of Expenses to
 Average Net Assets......     1.50%    1.50%    1.45%       1.00%*             1.75%             1.76%*
Ratio of Net Investment
 Income to Average Net
 Assets..................     0.60%    0.68%    0.88%       1.49%*             0.29%             0.59%*
Portfolio Turnover Rate..       80%      47%      59%         81%                80%               47%
Average Commission
 Rate#...................  $0.0278  $0.0323  $0.0316         N/A      $      0.0278     $      0.0323
Ratio of Voluntarily
 Waived Fees and Expenses
 Assumed by the Adviser
 to Average Net Assets...     0.07%    0.53%    1.62%       5.50%*             0.06%             0.47%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................     1.50%    1.50%    1.43%       1.00%*             1.75%             1.75%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
 @  Amount is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The MJI Interna-tional Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial state-ments of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objec-tive of the MJI International Equity Portfolio is to provide maximum total re-turn, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Quotations of foreign secu-rities and other assets in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the for-eign currency against U.S. dollars quoted by any major bank or by a bro-ker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or gains realized or repatriated. The Portfolio accrues such taxes when the related income is earned or gains are recorded.

    During the year ended April 30, 1998, the Portfolio utilized capital loss carryforwards for federal income tax purposes totaling approximately $45,000.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign cur-rencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions, deferred organization costs and the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $79,396 to increase undistributed net investment income, $77,451 to decrease accumulated net realized gains and $1,945 to decrease paid-in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. ORGANIZATION COSTS: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identifica-

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  tion method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recog-nized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific ex-penses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.75% of aver-age daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Institu-tional Service Class Shares, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has en-tered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
agent services. Pursuant to the Mutual Funds Service Agreement, the Adminis-trator pays CGFSC a monthly fee. For the year ended April 30, 1998, $105,743 was paid to CGFSC for its services.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares ("Service Class Shares") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Service Class Shares' net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Service Class Shares' net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Service Class Shares do pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive a portion of its fees in order to keep the Portfolio's total annual operating expenses, af-ter the effect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Institutional Service Class Shares, respectively.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Trustee meetings.

  H. PURCHASES AND SALES: For the year ended April 30, 1998, the Portfolio made purchases of $28,493,073 and sales of $28,605,663 of investment securi-ties

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the year ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 81% and 74% of total shares outstanding were held by 4 and 3 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning more than 10% of the aggregate total shares outstanding.

  At April 30, 1998, the net assets of the Portfolio were substantially com-prised of foreign denominated securities and currency. Changes in currency ex-change rates will affect the value of and investment income from such securi-ties and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Port-folios, by class, were as follows:

                              INSTITUTIONAL CLASS          INSTITUTIONAL SERVICE
                                    SHARES                     CLASS SHARES
                         ----------------------------- -----------------------------
                              YEAR           YEAR           YEAR       DECEMBER 31,
                             ENDED          ENDED          ENDED         1996* TO
                         APRIL 30, 1998 APRIL 30, 1997 APRIL 30, 1998 APRIL 30, 1997
                         -------------- -------------- -------------- --------------
Shares Issued...........      997,759     2,516,858        351,711       371,710
In Lieu of Cash
  Distributions.........       81,227        15,170         23,874           --
Shares Redeemed.........   (1,155,750)     (663,721)      (152,109)       (3,511)
                           ----------     ---------       --------       -------
Net Increase (Decrease)
  from Capital Share
  Transactions..........      (76,764)    1,868,307        223,476       368,199
                           ==========     =========       ========       =======

-----------
* Commencement of Operations

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
MJI International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MJI International Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds Trust, at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by corre-spondence with the custodian and the application of alternative auditing pro-cedures where securities purchased were not received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston Massachusetts
June 3, 1998

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes during the fiscal year ended April 30, 1998 amounting to approx-imately $78,000 are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 1998 which shareholders of this Portfolio will receive in late January, 1999.

MJI International Equity Portfolio hereby designates approximately $445,000 and $245,000 at 20% and 28%, respectively, as a long-term capital gain divi-dend for the purpose of the dividend paid deduction on its federal income tax return.

For the fiscal year ended April 30, 1998, gross income derived from sources within foreign countries amounted to approximately $750,000 for the Portfolio.

UAM FUNDS                                         MJI INTERNATIONAL EQUITY
                                                  PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

Norton H. Reamer                                  William H. Park
Trustee, President and Chairman                   Vice President

John T. Bennett, Jr.                              Michael E. DeFao
Trustee                                           Secretary

Nancy J. Dunn                                     Karl O. Hartmann
Trustee                                           Assistant Secretary

Philip D. English                                 Gary L. French
Trustee                                           Treasurer

William A. Humenuk                                Robert R. Flaherty
Trustee                                           Assistant Treasurer

Charles H. Salisbury, Jr.                         Gordon M. Shone
Trustee and Executive Vice President              Assistant Treasurer

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Murray Johnstone International Ltd.
John Hancock Center, Suite 3640
875 North Michigan Avenue
Chicago, IL 60611

ADMINISTRATOR
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

INDEPENDENT ACCOUNTANTS                 --------------------------------------
Price Waterhouse LLP                     This report has been prepared for
160 Federal Street                       shareholders and may be distributed
Boston, MA 02110                         to others only if preceded or
                                         accompanied by a current prospectus.
DISTRIBUTOR                             --------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                   UAM Funds

                                                   Annual Report


-------------------------------
   Hanson Equity Portfolio
-------------------------------
                                April 30, 1998












                                                   UAM

UAM FUND                                                HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------
April 30, 1998

Dear Fellow Shareholders:

It is our pleasure to present to you the Annual Shareholder Report for the Hanson Equity Portfolio ("the Portfolio"). The Portfolio was launched on Octo-ber 3, 1997 and had net assets of $25.7 million at April 30, 1998.

PERFORMANCE RESULTS AND OVERVIEW
The Hanson Equity Portfolio posted a 13.91% return for the fourth quarter and a 14.03% return for the four months ending April 30, 1998. This compares well to the S&P 500 that generated returns of 13.85% and 15.11% for the same peri-ods respectively. The Portfolio's performance since inception is 13.80% com-pared to 16.76% for the S&P 500.

Sectors of the Portfolio that contributed positive results relative to the S&P 500 for the year-to-date period include energy and insurance. In the energy sector, the Portfolio's investments in companies that have the ability to grow earnings and cash flows despite low energy prices have propelled the perfor-mance. In particular, Enron and British Petroleum continue to grow earnings despite a tough price environment for energy. Increased merger activity, globalization of business lines and low nominal interest rates continue to drive asset prices higher in the financial sector. Stellar performers from the Portfolio include AFLAC and American International Group, both of whom have benefited from low interest rates and growing demand for their services.

The Portfolio's under-performance for the inception-to-date period can be traced to the fourth quarter of 1997 and the turmoil in Asia. The economic and fiscal crisis in Asia negatively impacted the capital goods and the technology stocks held in the Portfolio. Investors quickly anticipated the worst for Asia and feared a global economic slowdown would have an adverse impact on the de-mand for many goods including: computers, industrial machinery, airplanes and oil. While we have witnessed a slowdown in Asia, the other world economies have helped support the continued growth in corporate earnings in the first quarter of 1998. We still expect select technology stocks and the oil service sector to significantly outperform the overall market over the long term. The continuation of low oil prices continues to drive merger activity in the en-ergy sector, where both service companies and exploration companies are com-bining to reduce expenses and increase cash flows.

STRATEGY AND INVESTMENT STYLE
Hanson Investment Management will celebrate its 25th anniversary in 1998 and has established a long track record of out-performance versus the S&P 500. Al-though the Portfolio has only been in existence for seven months, it is our goal through strict adherence to our investment philosophy and process to gen-erate positive future results versus the S&P 500.

UAM FUND                                                HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Hanson's investment philosophy consists of investing in a concentrated portfo-lio of no more than 35 industry leading companies with proven management that are focused on highly profitable growth. These companies have above average earnings and dividend growth rates and possess superior financial strength (as measured by solid balance sheets). Most importantly, Hanson purchases these companies only when valuations place them amongst the cheapest of their peers by virtue of low relative price-to earnings or price-to-cash-flow ratios. Hanson Investment Management has employed this investment strategy continu-ously over the 25-year history of the firm.

Hanson's investment style can best be characterized as large capitalization, conservative growth or "growth-at-a-reasonable-price". Hanson will however, invest in companies of smaller capitalization if all other criteria are met.

EQUITY MARKET OVERVIEW AND THE 1998 OUTLOOK
At the beginning of the year there was great concern that the financial crisis in Asia might disrupt our unprecedented economic expansion. However, the first quarter passed without any significant economic displacement. Though certain economic measures reflect weakness from Asia, mitigating the negative impact have been lower interest rates and broad based domestic economic strength, which have positively impacted retail, housing, and construction activity. While turmoil in Asia, the former Soviet Republics and other regions will con-tinue to create volatile markets abroad during the remainder of 1998, we see little chance of an extended downturn in domestic economic strength or asset prices.

Tight labor markets continue to put upward pressure on wage prices and may eventually ignite inflation. However, a strong U.S. dollar, lower producer prices, and weaker commodity prices (particularly oil) ease the inflationary pressure of tight labor markets. As a result, inflation (ex asset prices) should remain relatively benign and interest rates low, offering a continua-tion of the ripe environment for economic growth and stock market strength.

It is said that the stock market "climbs a wall of worry". Such was the case in the first part of 1998, as Asia, deflation, inflation, flat corporate earn-ings, and interest rates, all provided the worries over which the stock market climbed. After some trepidation in January and early February, investors poured money into equity mutual funds as never before, driving the Dow and S&P 500 indexes to all-time highs.

The challenge to sustaining such stock market strength will be for corporate America to deliver upon earnings expectations as well as investors willingness to discount these earnings further into the future. Most would agree that keeping up the pace of recent earnings growth will be quite difficult. Howev-er, low inflation and interest rates, combined with a substantial and steady stream of retirement money

UAM FUND                                                HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------
into the equity markets, may cause stock valuations to hold until corporate profits can again move upward.

The above comments notwithstanding, our investment focus is not on the economy or the broad markets. Rather, we focus on our companies and their ability to generate consistent and dependable earnings growth over the long-term, irre-spective of economic conditions. In this regard, we have great confidence in our portfolio companies and their future prospects. However, given the unprec-edented valuation of the market in general, we observe with caution the abso-lute and relative valuations of our companies in particular.

MISCELLANEOUS
Investment Strategies and Techniques with Respect to Derivatives: Hanson does not employ the use of any derivatives in the management of our investment portfolios.

Marketing Plans: Our marketing plan for this mutual fund includes both direct marketing to our existing client base, as well as the channels of distribution offered by UAM.

Soft Dollar Arrangements: Hanson uses "soft dollars" to pay for investment re-lated services such as research and portfolio management software. Various brokerage firms are used for these purposes including, Jeffries, Autranet, Goldman Sachs, Paine Webber and Merrill Lynch.

Percentage of Business Represented by the Hanson Equity Portfolio: On an annualized basis the gross revenue derived from Hanson's management of the fund comprise approximately 2.4% of all investment management fees generated by Hanson.

Please do not hesitate to call with any questions regarding the information contained in this letter.

Sincerely,

/s/ David E. Post
--------------------
David E. Post
President

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
                       HANSON EQUITY PORTFOLIO AND THE
                    STANDARD & POOR'S 500 INDEX (S&P 500)

-----------------------------------------------------
               CUMULATIVE TOTAL RETURN
           FOR PERIOD ENDED APRIL 30, 1998
-----------------------------------------------------
                   SINCE 10/3/97*
-----------------------------------------------------
                       13.80%
-----------------------------------------------------

                             [GRAPH APPEARS HERE]

Measurement Period           HANSON         S&P 500
(Fiscal Year Covered)        EQUITY         INDEX
---------------------        ----------     -------
Measurement Pt-10/03/97       $10000        $10000
FYE   04/30/98                 11380         11676

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
                      Definition of the Comparative Index
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1998
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 96.7%
                                                             SHARES    VALUE+
                                                            -------- -----------
 AEROSPACE & DEFENSE - 5.0%
  AlliedSignal, Inc. ......................................   16,700 $   731,669
  Lockheed Martin Corp. ...................................    5,000     556,875
                                                                     -----------
                                                                       1,288,544
                                                                     -----------
 AUTOMOTIVE - 2.9%
  *Lear Corp. .............................................   14,100     755,231
                                                                     -----------
 BANKS - 3.2%
  Wells Fargo & Co. .......................................    2,200     810,700
                                                                     -----------
 BEVERAGES, FOOD & TOBACCO - 1.6%
  ConAgra, Inc. ...........................................   13,900     405,706
                                                                     -----------
 CAPITAL EQUIPMENT - 2.8%
  Deere & Co. .............................................   12,400     724,625
                                                                     -----------
 COMPUTERS - 9.2%
  Hewlett-Packard Co. .....................................   12,300     926,344
  Intel Corp. .............................................   10,000     808,125
  International Business Machines Corp. ...................    5,300     614,137
                                                                     -----------
                                                                       2,348,606
                                                                     -----------
 CONSTRUCTION - 5.8%
  *American Standard Companies, Inc. ......................   17,000     827,687
  Clayton Homes, Inc. .....................................   32,300     648,019
                                                                     -----------
                                                                       1,475,706
                                                                     -----------
 CONSUMER STAPLES - 4.7%
  Colgate-Palmolive Co. ...................................    7,000     627,813
  Kimberly-Clark Corp. ....................................   11,500     583,625
                                                                     -----------
                                                                       1,211,438
                                                                     -----------
 ELECTRONICS - 6.0%
  Rockwell International Corp. ............................   12,500     699,219
  *Solectron Corp. ........................................   19,000     841,937
                                                                     -----------
                                                                       1,541,156
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                               SHARES   VALUE+
                                                               ------ ----------
 ENERGY - 11.0%
  British Petroleum Co. plc ADR...............................  8,000 $  756,000
  Enron Corp. ................................................ 15,000    737,813
  ENSCO International, Inc. .................................. 19,500    550,875
  Transocean Offshore Inc. ................................... 14,000    782,250
                                                                      ----------
                                                                       2,826,938
                                                                      ----------
 ENTERTAINMENT & LEISURE TIME - 3.1%
  Carnival Corp., Class A..................................... 11,500    799,969
                                                                      ----------
 FINANCIAL SERVICES - 5.6%
  Fannie Mae.................................................. 12,400    742,450
  Franklin Resources, Inc. ................................... 13,000    695,500
                                                                      ----------
                                                                       1,437,950
                                                                      ----------
 HOME FURNISHINGS & APPLIANCES - 3.2%
  Newell Co. ................................................. 17,000    821,312
                                                                      ----------
 INDUSTRIAL - 2.5%
  Dover Corp. ................................................ 16,500    651,750
                                                                      ----------
 INSURANCE - 5.9%
  AFLAC Inc. ................................................. 11,500    747,500
  American International Group, Inc. .........................  5,800    763,063
                                                                      ----------
                                                                       1,510,563
                                                                      ----------
 MANUFACTURING - 3.0%
  General Electric Co. .......................................  9,000    766,125
                                                                      ----------
 MULTI-INDUSTRY - 2.8%
  Raychem Corp. .............................................. 18,000    723,375
                                                                      ----------
 PHARMACEUTICALS - 2.6%
  Johnson & Johnson...........................................  9,500    678,062
                                                                      ----------
 RETAIL - 3.9%
  Walgreen Co. ...............................................  7,000    241,500
  Wal-Mart Stores, Inc. ...................................... 15,000    758,438
                                                                      ----------
                                                                         999,938
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                           SHARES      VALUE+
                                                         ---------- ------------
 SERVICES - 5.8%
  Manpower, Inc. .......................................     17,000 $    749,062
  Omnicom Group Inc. ...................................     15,800      748,525
                                                                    ------------
                                                                       1,497,587
                                                                    ------------
 TELECOMMUNICATIONS - 3.3%
  *AirTouch Communications, Inc. .......................     16,000      850,000
                                                                    ------------
 TRANSPORTATION - 2.8%
  Burlington Northern Santa Fe..........................      7,350      727,650
                                                                    ------------
  TOTAL COMMON STOCKS (Cost $22,174,488)...........................   24,852,931
                                                                    ------------


 SHORT-TERM INVESTMENT - 3.8%
                                                          FACE
                                                         AMOUNT
                                                        --------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/01/98, to be repurchased at $965,144,
   collateralized by $841,397 of various U.S. Treasury
   Obligations, 5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $975,967 (Cost $965,000).................. $965,000     965,000
                                                                 -----------
  TOTAL INVESTMENTS - 100.5% (Cost $23,139,488) (a).............  25,817,931
                                                                 -----------
  OTHER ASSETS AND LIABILITIES (NET) - (0.5)%                       (128,117)
                                                                 -----------
  NET ASSETS -- 100%............................................ $25,689,814
                                                                 ===========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $23,139,488. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,678,443. This consisted of aggregate gross unrealized appreciation for all securities of $2,848,636 and aggregate gross unrealized depreciation for all securities of $170,193.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................. $23,139,488
                                                                   ===========
 Investments, at Value............................................ $25,817,931
 Cash.............................................................         879
 Dividends and Interest Receivable................................      16,638
 Receivable for Portfolio Shares Sold.............................      11,718
                                                                   -----------
  Total Assets....................................................  25,847,166
                                                                   -----------
 LIABILITIES
 Payable for Investments Purchased................................     104,538
 Payable for Investment Advisory Fees--Note B.....................      10,791
 Payable for Portfolio Shares Redeemed............................       9,876
 Payable for Administrative Fees--Note C..........................       4,643
 Payable for Trustees' Fees--Note F...............................         628
 Other Liabilities................................................      26,876
                                                                   -----------
  Total Liabilities...............................................     157,352
                                                                   -----------
 NET ASSETS....................................................... $25,689,814
                                                                   ===========
 NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $22,886,905
 Accumulated Net Realized Gain....................................     124,466
 Unrealized Appreciation..........................................   2,678,443
                                                                   -----------
 NET ASSETS....................................................... $25,689,814
                                                                   ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization, no par
  value)..........................................................   2,257,986
 Net Asset Value, Offering and Redemption Price Per Share.........      $11.38
                                                                   ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         FOR THE PERIOD
                                                         OCTOBER 3, 1997*
                                                         TO APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends......................................................... $  110,927
 Interest..........................................................     33,551
                                                                    ----------
  TOTAL INCOME.....................................................    144,478
                                                                    ----------
 EXPENSES
 Investment Advisory Fees--Note B..................................     83,786
 Filing and Registration Fees......................................     22,608
 Administrative Fees--Note C.......................................     22,082
 Printing Fees.....................................................     18,529
 Shareholder Servicing Fees........................................     17,601
 Audit Fees........................................................     15,000
 Trustees' Fees--Note F............................................      1,960
 Custodian Fees--Note D............................................      1,811
 Legal Fees........................................................      1,121
 Other Expenses....................................................      2,086
                                                                    ----------
  Net Expenses Before Expense Offset...............................    186,584
 Expense Offset--Note A............................................       (115)
                                                                    ----------
  Net Expenses After Expense Offset................................    186,469
                                                                    ----------
 NET INVESTMENT LOSS...............................................    (41,991)
                                                                    ----------
 NET REALIZED GAIN ON INVESTMENTS..................................    166,457
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF
  INVESTMENTS......................................................  2,678,443
                                                                    ----------
 NET GAIN ON INVESTMENTS...........................................  2,844,900
                                                                    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $2,802,909
                                                                    ==========

*Commencement of Operations


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                                    OCTOBER 3,
                                                                     1997* TO
                                                                     APRIL 30,
                                                                       1998
                                                                    -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Loss.............................................  $   (41,991)
  Net Realized Gain...............................................      166,457
  Net Change in Unrealized Appreciation/Depreciation..............    2,678,443
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............    2,802,909
                                                                    -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................................   23,828,465
  Redeemed........................................................     (941,560)
                                                                    -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS....................   22,886,905
                                                                    -----------
  TOTAL INCREASE..................................................   25,689,814
 NET ASSETS:
  Beginning of Period.............................................          --
                                                                    -----------
  End of Period...................................................  $25,689,814
                                                                    ===========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................................    2,346,914
  Shares Redeemed.................................................      (88,928)
                                                                    -----------
                                                                      2,257,986
                                                                    ===========

*Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 OCTOBER 3,
                                                                  1997* TO
                                                                 APRIL 30,
                                                                    1998
                                                                 ----------
Net Asset Value, Beginning of Period............................  $ 10.00
                                                                  -------
Income From Investment Operations
 Net Investment Loss............................................    (0.02)
 Net Realized and Unrealized Gain on Investments................     1.40
                                                                  -------
 Total from Investment Operations...............................     1.38
                                                                  -------
Net Asset Value, End of Period..................................  $ 11.38
                                                                  =======
TOTAL RETURN....................................................    13.80 %***
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........................  $25,690
Ratio of Expenses to Average Net Assets.........................     1.56 %**
Ratio of Net Investment Loss to Average Net Assets..............    (0.35)%**
Portfolio Turnover Rate.........................................       11 %
Average Commission Rate.........................................  $0.0598
Ratio of Expenses to Average Net Assets Including Expense
 Offsets........................................................     1.56 %**

  * Commencement of Operations
 ** Annualized
*** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Hanson Eq-uity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diver-sified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Hanson Equity Portfolio is to achieve maximum long-term total return, consis-tent with reasonable risk to principal, by investing in a diversified portfo-lio of equity securities, primarily the common stock of large, U.S.-based com-panies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------
  monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfac-tion of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.
    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $41,991 to increase undistributed net investment income and $41,991 to decrease accumulated net realized gain.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Hanson Investment Management Company (the "Adviser"), a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio for a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month.

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has en-tered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period October 3, 1997 (commencement of opera-tions) to April 30, 1998, $17,295 was paid to CGFSC for its services.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

  G. PURCHASES AND SALES: For the period October 3, 1997 (commencement of op-erations) to April 30, 1998, the Portfolio made purchases of $24,244,636 and sales of $2,236,605 of investment securities other than long-term U.S. Govern-ment and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
--------------------------------------------------------------------------------

  H. OTHER: At April 30, 1998, 100% of total shares outstanding were held by one record shareholder.

UAM FUNDS                                               HANSON EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Hanson Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hanson Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds Trust, at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which in-cluded confirmation of securities at April 30, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securi-ties purchased were not received by the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 3, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):
For the year ended April 30, 1998, the percentage of investment company tax-able income that qualifies for the 70% dividend received deduction for corpo-rate shareholders is 82.84% for Hanson Equity Portfolio.

UAM Funds                                           Hanson Equity Portfolio

================================================================================

Officers and Trustees

Norton H. Reamer                                    William H. Park
Trustee, President and Chairman                     Vice President

John T. Bennett, Jr.                                Michael E. DeFao
Trustee                                             Secretary

Nancy J. Dunn                                       Karl O. Hartmann
Trustee                                             Assistant Secretary

Philip D. English                                   Gary L. French
Trustee                                             Treasurer

William A. Humenuk                                  Robert R. Flaherty
Trustee                                             Assistant Treasurer

Charles H. Salisbury, Jr.                           Gordon M. Shone
Trustee and Executive Vice President                Assistant Treasurer

Peter M. Whitman, Jr.
Trustee

================================================================================

Investment Adviser
Hanson Investment Management Company
400 Civic Center Drive
Suite 200
San Rafael, CA 94903

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                    ------------------------------------
Price Waterhouse LLP                       This report has been prepared for
160 Federal Street                         shareholders and may be distributed
Boston, MA 02110                           to others only if preceded or
                                           accompanied by a current prospectus.
Distributor                                ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                        UAM Funds

                                        Annual Report

                     Jacobs International
                      Octagon Portfolio
--------------------------------------------------------------------------------
                                        April 30, 1998

                                                                             UAM
--------------------------------------------------------------------------------

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------
April 30, 1998 Review

To the Shareholders:

For the twelve months ended April 30, 1998, the total return of the Jacobs In-ternational Octagon Portfolio was 19.19% compared to 19.23% for the MSCI EAFE Index.

International equity investors fared much better in Europe than in Asia and other markets. Our bottom up stock picking approach produced a portfolio at year end which was approximately 51.5% invested in Developed Europe and the UK, 17.6% in Asia & Australia, 11.8% in Latin America, and 7.7% in Emerging Europe and the Middle East. Our top five country exposures were in France (16.1%), the United Kingdom (9.2%), Sweden (7.0%), the Netherlands (4.9%) and Mexico (4.8%). The Asian currency turmoil has had a negative impact on our Asian stocks while other emerging markets including Latin America have been vulnerable to the Asian crisis as well. On the other hand, healthy corporate profitability and a favorable macro environment in Europe have led to strong gains in European stock markets. Euro rate convergence and expectations of ac-celerating corporate earnings momentum have fueled powerful rallies in the Eu-ropean stock markets. The European corporate sector is experiencing improved profit margins helped by widespread restructuring begun a few years ago in preparation for European economic and monetary union. In the European portfo-lio we have been emphasizing sectors such as defense, financials, and autos and auto components, where we see significant further potential for consolida-tion and cost cutting as companies prepare themselves for a more transparent and competitive market post EMU. Recent additions to the portfolio which are consistent with the above theme of consolidation and cost cutting include; Thomson CSF and Celsius in the defense sector, Christiania Bank and Den Norske Bank in the financials sector and Renault and Plastic Omnium in the autos and auto components sector.

Looking forward, we remain cautious on the near term outlook for Asian equi-ties. Signs of a real turnaround in Asia are few and questionable. The much needed policy reforms and financial restructuring to help pave the way for more stable currencies and declining interest rates is slowly starting to take place in some countries while social unrest and instability is growing in countries such as Indonesia. We continue to see weak fundamentals in Japan and inadequate efforts by the Japanese government to stimulate domestic demand. Meanwhile, the Chinese authorities have become even more proactive in address-ing their economic slowdown. Despite this difficult environment in which we expect the work-out and recovery process will be an extended one, we continue our search for value and future winners.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

We are more upbeat on European growth prospects and believe that better value exists in the small caps, which have lagged behind the big caps.

Thank you for selecting the Jacobs International Octagon Portfolio.

Sincerely,

/s/ Daniel L. Jacobs

Daniel L. Jacobs, CFA
President
Jacobs Asset Management

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with interna-tional investing, please refer to the Portfolio's Prospectus.

Performance Comparison
================================================================================
               COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE
             IN THE JACOBS INTERNATIONAL OCTAGON PORTFOLIO AND THE
                MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

-------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN**
            FOR PERIOD ENDED APRIL 30, 1998
-------------------------------------------------------
        1 YEAR                SINCE 01/02/97*++
-------------------------------------------------------
        19.19%                     15.62%

                             [GRAPH APPEARS HERE]

Measurement Period           JACOBS          MORGAN
(Fiscal Year Covered)        INTERNATIONAL   STANLEY
-------------------          -------------   ---------
Measurement Pt-1/2/97        $10000         $10000
FYE 4/30/97                  $10170         $ 9896
FYE 4/30/98                  $12122         $11799

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such reduction of expenses, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Morgan Stanley Capital
   International EAFE Index on 12/31/96 is used as the beginning value on 01/02/97.
                      Definition of the Comparative Index

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.
Please note that one cannot invest in an unmanaged index.

UAM FUND                                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 83.8%

                                                         SHARES      VALUE+
                                                       ---------- ------------
 ARGENTINA - 1.4%
  Central Costanera S.A., Class B.....................     64,300 $    215,439
  Transportadora de Gas del Sur S.A. ADR..............     13,800      159,563
  YPF S.A. ADR........................................     33,500    1,168,312
                                                                  ------------
                                                                     1,543,314
                                                                  ------------
 AUSTRALIA - 1.6%
  Colonial Ltd. ......................................    504,000    1,774,486
                                                                  ------------
 BRAZIL - 3.0%
  #*Bompreco S.A. GDR.................................     19,512      370,728
  *Bompreco S.A. GDR..................................      3,900       74,100
  #CELESC ADR, Class B................................        500       59,000
  #CELESC GDR.........................................        600       69,230
  COELBA.............................................. 10,080,000      568,570
  Companhia Brasileira de Distribuicao Grupo Pao de
   Acucar ADR.........................................      1,100       29,287
  Copel ADR...........................................     15,500      178,842
  Telebras............................................  2,810,000      278,911
  Telebras ADR........................................      1,400      170,538
  *Telepar............................................    870,000      315,741
  Telesp S.A..........................................  4,000,000    1,044,163
  #USIMINAS S.A. ADR..................................     40,000      276,216
                                                                  ------------
                                                                     3,435,326
                                                                  ------------
 CHILE - 0.9%
  *Supermercados Unimarc S.A. ADR.....................     67,100      725,519
  Telex-Chile S.A. ADR................................    133,000      274,312
                                                                  ------------
                                                                       999,831
                                                                  ------------
 CHINA - 0.7%
  Guangdong Kelon Electrical Holdings Co., Ltd. Class
   H..................................................    449,000      460,855
  Shandong Huaneng Power Co., Ltd. ADR................     44,700      324,075
                                                                  ------------
                                                                       784,930
                                                                  ------------
 CZECH REPUBLIC - 0.3%
  *SPT Telecom A.S....................................      2,500      364,017
                                                                  ------------
 DENMARK - 4.1%
  Alm. Brand A/S Class B (Registered).................     40,640    1,379,038
  *Olicom A/S.........................................     30,600      940,950

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------

 DENMARK - CONTINUED
  Sydbank A/S (Registered)..............................    23,990 $  1,340,380
  Unidanmark A/S, Class A (Registered)..................    11,907    1,001,393
                                                                   ------------
                                                                      4,661,761
                                                                   ------------
 FINLAND - 2.1%
  Enso Oy...............................................    99,241    1,058,434
  Valmet Oy.............................................    80,000    1,328,381
                                                                   ------------
                                                                      2,386,815
                                                                   ------------
 FRANCE - 16.1%
  Assurances Generales de France........................    24,160    1,527,333
  *Bull S.A.............................................   126,176    1,686,615
  Compagnie Financiere de Paribas.......................    19,459    2,071,828
  Compagnie Plastic-Omnium S.A. ........................    12,472    1,645,366
  Lafarge S.A...........................................     3,200      302,379
  Lagardere S.C.A. (Registered).........................    40,000    1,530,527
  Natexis...............................................    22,900    1,656,450
  *Renault S.A..........................................    39,666    1,841,094
  Scor..................................................    22,726    1,401,897
  Sylea.................................................    10,410      943,844
  Thomson CSF...........................................    39,015    1,544,763
  Union des Assurances Federales........................    12,688    1,986,260
                                                                   ------------
                                                                     18,138,356
                                                                   ------------
 GERMANY - 1.6%
  Volkswagen AG.........................................     2,257    1,801,950
                                                                   ------------
 GREECE - 2.5%
  Hellenic Telecommunication Organization S.A. .........    56,600    1,621,673
  Sarantis S.A. ........................................    77,377    1,204,551
                                                                   ------------
                                                                      2,826,224
                                                                   ------------
 HONG KONG - 4.6%
  CLP Holdings Ltd. ....................................   129,500      621,961
  Cheung Kong Holdings, Ltd.............................   208,000    1,382,996
  International Bank of Asia............................ 2,380,871      676,253
  JCG Holdings Ltd......................................   628,000      287,832
  Li & Fung Ltd. .......................................   326,000      547,156
  National Mutual Asia Ltd.............................. 1,252,000    1,002,182
  Smartone Telecommunications...........................   202,000      530,721
  Tingyi Holding Co..................................... 1,070,000      104,990
                                                                   ------------
                                                                      5,154,091
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------

 INDONESIA - 0.6%
  Bank Nisp (Foreign)................................... 1,456,100 $    128,210
  Bimantara Citra (Foreign).............................   168,000       20,076
  Indosat ADR...........................................    37,600      531,100
  PT Bank Tiara Asia (Foreign)..........................   319,500        6,028
                                                                   ------------
                                                                        685,414
                                                                   ------------
 IRELAND - 1.0%
  Irish Life plc (New)..................................     6,700       62,223
  Irish Life plc........................................   114,180    1,067,167
                                                                   ------------
                                                                      1,129,390
                                                                   ------------
 ISRAEL - 2.4%
  Bank Hapoalim, Ltd....................................   385,000    1,033,788
  ECI Telecommunications Ltd............................    54,800    1,671,400
                                                                   ------------
                                                                      2,705,188
                                                                   ------------
 JAPAN - 4.2%
  Fuji Photo Film Co....................................    34,000    1,211,896
  Hitachi, Ltd..........................................    99,000      710,996
  Laox..................................................    40,000      278,493
  Marukyo...............................................    31,000      178,296
  Matsumotokiyoshi......................................    14,500      501,476
  Nintendo Corp., Ltd...................................       600       55,123
  Paris Miki, Inc. .....................................     3,600       58,029
  Sony Corp.............................................    15,000    1,249,811
  Sony Corp. ADR........................................     6,400      543,600
                                                                   ------------
                                                                      4,787,720
                                                                   ------------
 KOREA - 0.2%
  #Housing & Commercial Bank GDR........................    36,528      228,300
                                                                   ------------
 MEXICO - 4.8%
  *Banacci, Class B.....................................   217,900      679,092
  *Empaques Ponderosa S.A., Class B..................... 1,145,800      904,544
  Fomento Economico Mexicano S.A. de C.V., Class B......    79,000      584,565
  *Grupo Financiero Banorte S.A., Class B...............   496,000      800,660
  *Grupo Industrial Camesa S.A.......................... 1,031,200      534,615
  #Hylsamex ADR.........................................    39,000    1,080,483
  *Industrias CH, S.A., Series B........................   151,000      745,481
  Sistema Argos S.A., Class B...........................   128,200      146,221
                                                                   ------------
                                                                      5,475,661
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED
                                                          SHARES      VALUE+
                                                         --------- ------------

 NETHERLANDS - 4.9%
  Akzo Nobel N.V........................................     6,260 $  1,274,450
  Akzo Nobel N.V. ADR...................................    11,100    1,143,300
  Apothekers Cooperatie OPG.............................     6,700      207,425
  Polynorm N.V..........................................    11,785    1,260,928
  Royal Philips Electronics N.V.-- New York Shares......    18,400    1,656,000
                                                                   ------------
                                                                      5,542,103
                                                                   ------------
 NORWAY - 3.3%
  Christiania Bank Og Kreditkasse.......................   231,800    1,066,240
  Den Norske Bank ASA...................................   182,200      957,816
  SAS Norge ASA, Class B................................    82,700    1,380,773
  *Storebrand ASA.......................................    41,000      362,890
                                                                   ------------
                                                                      3,767,719
                                                                   ------------
 PERU - 0.3%
  Telefonica del Peru S.A. ADR..........................    14,000      309,750
  Telefonica del Peru S.A., Class B.....................    12,000       26,440
                                                                   ------------
                                                                        336,190
                                                                   ------------
 PHILIPPINES - 0.1%
  *Bankard, Inc......................................... 1,608,400       73,091
  *Marsman & Company, Inc., Class B..................... 2,343,000       40,951
                                                                   ------------
                                                                        114,042
                                                                   ------------
 POLAND - 0.8%
  Bank Handlowy W Warszawie.............................    51,000      946,671
                                                                   ------------
 RUSSIA - 2.0%
  #Mosenergo ADR........................................    24,100      851,983
  *Vimpel-Communications ADR............................    25,450    1,374,300
                                                                   ------------
                                                                      2,226,283
                                                                   ------------
 SINGAPORE - 1.7%
  Jardine Matheson Holdings, Ltd. ADR...................   106,000      447,320
  Jardine Matheson Holdings, Ltd........................   108,800      459,136
  *Mandarin Oriental International Ltd.................. 1,460,498    1,036,954
                                                                   ------------
                                                                      1,943,410
                                                                   ------------
 SPAIN - 1.4%
  Banco de Valencia S.A. (Registered)...................    38,441    1,136,113
  Banco Pastor S.A. (Registered)........................     1,800      205,110
  Electricas Reunidas de Zaragoza, S.A..................     5,087      229,192
                                                                   ------------
                                                                      1,570,415
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                         SHARES      VALUE+
                                                        --------- ------------

 SWEDEN - 7.0%
  Althin Medical AB, Class B...........................     6,100 $     69,377
  Astra AB, Class A....................................    69,000    1,417,918
  Celsius AB, Class B..................................    82,700    1,838,395
  Enator AB............................................    31,000      889,446
  Finnveden Invest AB, Class B.........................    16,300      360,237
  IFS AB, Class B......................................    65,300      687,822
  Investment AB Bure...................................    35,100      551,174
  Marieberg Tidnings, Class A Fria.....................    31,085      952,148
  Pharmacia & Upjohn, Inc. ............................    26,100    1,097,831
                                                                  ------------
                                                                     7,864,348
                                                                  ------------
 THAILAND - 1.0%
  #Bangkok Bank PCL (Foreign)..........................   215,000      540,285
  Dhipaya Insurance PCL................................   100,100      120,587
  #Thai Farmers Bank PCL (Foreign).....................   197,000      451,671
                                                                  ------------
                                                                     1,112,543
                                                                  ------------
 UNITED KINGDOM - 9.2%
  Berisford plc........................................    96,000      355,621
  BTR plc..............................................   245,340      815,489
  National Power plc...................................    45,255      440,864
  National Westminster Bank plc........................    86,440    1,730,419
  Premier Oil plc...................................... 1,532,000    1,165,769
  Racal Electronics plc................................   185,900    1,038,408
  Save Group plc.......................................   473,000      767,318
  Somerfield plc.......................................   383,740    2,171,301
  United Utilities plc.................................   136,180    1,894,868
                                                                  ------------
                                                                    10,380,057
                                                                  ------------
  TOTAL COMMON STOCKS (Cost $86,822,551).........................   94,686,555
                                                                  ------------
 PREFERRED STOCKS - 4.8%
 AUSTRALIA - 1.5%
  *News Corp., Ltd. ADR................................    73,600    1,715,800
                                                                  ------------
 AUSTRIA - 1.9%
  *Bank Austria AG.....................................    28,050    2,169,662
                                                                  ------------
 BRAZIL - 1.4%
  Companhia Brasileira de Distribuicao Grupo Pao de
   Acucar..............................................   800,000       21,408
  Confeccoes Guararapes S.A. ..........................   143,200      438,303
  Itausa Investimentos Itau S.A. ......................   469,000      397,840

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
-------------------------------------------------------------------------------


 PREFERRED STOCKS - CONTINUED

                                                        SHARES       VALUE+
                                                      ----------- -------------

 BRAZIL - CONTINUED
  Telepar............................................     548,130 $     313,012
  Telerj.............................................   2,370,000       373,065
                                                                  -------------
                                                                      1,543,628
                                                                  -------------
  TOTAL PREFERRED STOCKS (Cost $3,947,078).......................     5,429,090
                                                                  -------------
 SHORT-TERM INVESTMENT - 5.3%
                                                         FACE
                                                        AMOUNT
                                                      -----------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 04/30/98, due
   05/01/98, to be repurchased at $6,001,895,
   collateralized by $5,232,357 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 05/15/04-
   11/15/27, valued at $6,069,198
   (Cost $6,001,000)................................. $ 6,001,000     6,001,000
                                                                  -------------
  TOTAL INVESTMENTS - 93.9% (Cost $96,770,629) (a)...               106,116,645
                                                                  -------------
  OTHER ASSETS AND LIABILITIES (NET) - 6.1%..........                 6,916,420
                                                                  -------------
  NET ASSETS - 100%..................................             $ 113,033,065
                                                                  =============

  +See Note A to Financial Statements.
  *Non-Income Producing Security
  #144A Security--Certain conditions for public resale may exist.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
  (a)
   The cost for federal income tax purposes was $96,770,629. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $9,346,016. This consisted of aggregate gross unrealized appreciation for all securities of $16,787,113 and aggregate gross unrealized depreciation for all securities of $7,441,097.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------

At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET
SECTOR DIVERSIFICATION (UNAUDITED)                         ASSETS     VALUE
----------------------------------                         ------  ------------
Aerospace & Defense.......................................   1.6%  $  1,838,395
Auto & Truck Parts........................................   1.9      2,196,715
Automotive................................................   2.4      2,745,794
Banks.....................................................  17.3     19,588,497
Beverages, Food & Tobacco.................................   0.7        730,785
Building Materials........................................   0.3        302,379
Chemicals.................................................   1.1      1,274,450
Computers.................................................   1.4      1,577,268
Computers & Office Equipment..............................   0.8        940,950
Consumer Durables.........................................   1.9      2,164,139
Consumer Non-Durables.....................................   1.1      1,204,551
Electronics...............................................   5.9      6,636,782
Energy....................................................   0.8        851,983
Financial Services........................................   2.1      2,391,848
Food......................................................   2.0      2,305,578
Holding Company...........................................   1.8      2,077,684
Industrial................................................   1.1      1,280,097
Insurance.................................................   7.9      8,909,577
Iron & Steel..............................................   0.2        276,216
Lodging & Restaurants.....................................   0.9      1,036,954
Manufacturing.............................................   4.9      5,501,694
Metals....................................................   0.3        360,237
Multi-Industry............................................   2.5      2,815,765
Natural Resources.........................................   1.0      1,080,483
Oil & Gas.................................................   2.1      2,334,082
Paper & Packaging.........................................   1.7      1,962,978
Pharmaceuticals...........................................   2.6      2,891,533
Print & Publishing........................................   0.8        952,147
Real Estate...............................................   2.7      3,054,397
Repurchase Agreement......................................   5.3      6,001,000
Retail....................................................   2.3      2,546,608
Telecommunications........................................   8.2      9,243,543
Textiles & Apparel........................................   0.4        438,303
Transportation............................................   1.4      1,540,336
Utilities.................................................   4.5      5,062,897
                                                           -----   ------------
Total Investments.........................................  93.9%  $106,116,645
Other Assets and Liabilities..............................   6.1      6,916,420
                                                           -----   ------------
Net Assets................................................ 100.0%  $113,033,065
                                                           =====   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................ $ 96,770,629
                                                                  ============
 Investments, at Value........................................... $106,116,645
 Cash............................................................        2,816
 Dividends Receivable............................................      483,145
 Receivable for Investments Sold.................................    4,593,257
 Receivable for Portfolio Shares Sold............................    4,379,041
 Foreign Withholding Tax Reclaim Receivable......................       85,504
 Interest Receivable.............................................          895
 Other Assets....................................................       10,093
                                                                  ------------
  Total Assets...................................................  115,671,396
                                                                  ------------
 LIABILITIES
 Payable for Investments Purchased...............................    2,462,340
 Payable for Investment Advisory Fees--Note B....................       80,101
 Payable for Shares Redeemed.....................................       17,657
 Payable for Administrative Fees--Note C.........................       12,490
 Payable for Trustees' Fees--Note G..............................          811
 Other Liabilities...............................................       64,932
                                                                  ------------
  Total Liabilities..............................................    2,638,331
                                                                  ------------
 NET ASSETS...................................................... $113,033,065
                                                                  ============
 NET ASSETS CONSIST OF:
 Paid in Capital................................................. $101,419,475
 Undistributed Net Investment Income.............................      435,850
 Accumulated Net Realized Gain...................................    1,834,281
 Unrealized Appreciation.........................................    9,343,459
                                                                  ------------
 NET ASSETS...................................................... $113,033,065
                                                                  ============
 Institutional Class Shares
 Shares Issued and Outstanding (Unlimited authorization, no par
  value).........................................................    9,541,635
 NET ASSET VALUE, Offering and Redemption Price Per Share........       $11.85
                                                                        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          FOR THE YEAR ENDED
                                          APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends....................................................     $ 1,766,625
 Interest.....................................................         382,281
 Less Foreign Taxes Withheld..................................        (159,955)
                                                                   -----------
  TOTAL INCOME................................................       1,988,951
                                                                   -----------
 EXPENSES
 Investment Advisory Fees--Note B.............................         730,085
 Administrative Fees--Note C..................................         108,020
 Custodian Fees--Note D.......................................          94,264
 Filing and Registration Fees.................................          45,979
 Shareholder Servicing Fees...................................          39,494
 Printing Fees................................................          29,065
 Legal Fees...................................................          15,191
 Audit Fees...................................................          13,098
 Trustees' Fees--Note G.......................................           3,368
 Account Services Fees--Note F................................           1,789
 Foreign Tax Expense..........................................           1,507
 Other Expenses...............................................          10,356
                                                                   -----------
  Net Expenses Before Expense Offset..........................       1,092,216
 Expense Offset--Note A.......................................          (4,215)
                                                                   -----------
  Net Expenses After Expense Offset...........................       1,088,001
                                                                   -----------
 NET INVESTMENT INCOME........................................         900,950
                                                                   -----------
 NET REALIZED GAIN (LOSS):
  Investments.................................................       3,053,470
  Foreign Currency Transactions...............................        (165,111)
                                                                   -----------
 TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS................................................       2,888,359
                                                                   -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.................................................       9,445,507
  Foreign Currency Translations...............................          (2,004)
                                                                   -----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION.....       9,443,503
                                                                   -----------
 NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY.................      12,331,862
                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........     $13,232,812
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
--------------------------------------------------------------------------------


 STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR      JANUARY 2,
                                                         ENDED       1997* TO
                                                       APRIL 30,     APRIL 30,
                                                          1998         1997
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income.............................  $    900,950  $   218,770
  Net Realized Gain (Loss)..........................     2,888,359      (45,962)
  Net Change in Unrealized
   Appreciation/Depreciation........................     9,443,503     (100,044)
                                                      ------------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
   TIONS............................................    13,232,812       72,764
                                                      ------------  -----------
 DISTRIBUTIONS:
  Net Investment Income.............................      (493,305)         --
  Net Realized Gain.................................    (1,198,681)         --
                                                      ------------  -----------
  TOTAL DISTRIBUTIONS...............................    (1,691,986)         --
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................    81,835,524   35,936,680
  In Lieu of Cash Distributions.....................     1,549,072          --
  Redeemed..........................................   (17,725,147)    (176,654)
                                                      ------------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......    65,659,449   35,760,026
                                                      ------------  -----------
  TOTAL INCREASE....................................    77,200,275   35,832,790
 NET ASSETS:
  Beginning of Period...............................    35,832,790          --
                                                      ------------  -----------
  End of Period (including undistributed net
   investment income of $435,850 and $193,316,
   respectively)....................................  $113,033,065  $35,832,790
                                                      ============  ===========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued.....................................     7,481,824    3,542,188
  In Lieu of Cash Distributions.....................       149,207          --
  Shares Redeemed...................................    (1,613,998)     (17,586)
                                                      ------------  -----------
                                                         6,017,033    3,524,602
                                                      ============  ===========

*Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS


                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR     JANUARY 2,
                                                         ENDED    1997* TO,
                                                       APRIL 30,  APRIL 30,
                                                         1998        1997
                                                       ---------  ----------
Net Asset Value, Beginning of Period.................  $  10.17    $ 10.00
                                                       --------    -------
Income From Investment Operations
 Net Investment Income...............................      0.10       0.06
 Net Realized and Unrealized Gain on Investments.....      1.82       0.11++
                                                       --------    -------
 Total from Investment Operations....................      1.92       0.17
                                                       --------    -------
Distributions
 Net Investment Income...............................     (0.09)       --
 Net Realized Gain...................................     (0.15)       --
                                                       --------    -------
 Total Distributions.................................     (0.24)       --
                                                       --------    -------
Net Asset Value, End of Period.......................  $  11.85    $ 10.17
                                                       ========    =======
TOTAL RETURN.........................................     19.19%      1.70%***+
                                                       ========    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)................  $113,033    $35,833
Ratio of Expenses to Average Net Assets..............      1.49%      1.75%**
Ratio of Net Investment Income to Average Net As-
 sets................................................      1.23%      3.67%**
Portfolio Turnover Rate..............................        39%         7%
Average Commission Rate..............................  $ 0.0014    $0.0037
Ratio of Voluntarily Waived Fees and Expenses Assumed
 by the Adviser to Average Net Assets................       N/A       0.40%**
Ratio of Expenses to Average Net Assets Including Ex-
 pense Offsets.......................................      1.49%      1.75%**

  * Commencement of Operations
 ** Annualized
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Jacobs In-ternational Octagon Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The finan-cial statements of the remaining portfolios are presented separately. The ob-jective of the Jacobs International Octagon Portfolio is to provide long-term capital appreciation by investing in equity securities of companies in devel-oped and emerging markets.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Quotations of foreign secu-rities and other assets in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the for-eign currency against U.S. dollars quoted by any major bank or by a bro-ker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or gains realized or repatriated. The Portfolio accrues such taxes when the related income is earned or gains are recorded.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized be-tween trade and settlement dates on securities transactions and the dif-ference between the amount of the investment income and foreign withhold-ing taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.
    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

  is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions.
    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $165,111 to decrease undistrib-uted net investment income and $165,111 to increase accumulated net real-ized gain.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which can-not be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian bal-ance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Jacobs Asset Management (the "Adviser") provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets. United Asset Management Corporation ("UAM") is a limited partner of the Adviser.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has en-tered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1998, $78,772 was paid to CGFSC for its services.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Serv-

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

ice Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Portfo-lio's total annual operating expenses, after the effect of expense offset ar-rangements, from exceeding 1.75% of average daily net assets.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Trustee meetings.

  H. PURCHASES AND SALES: For the year ended April 30, 1998, the Portfolio made purchases of $81,328,368 and sales of $26,047,299 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the year ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 31% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares out-standing.

  At April 30, 1998, the net assets of the Portfolio were substantially com-prised of foreign denominated securities. Changes in currency exchange rates will affect the value of and investment income from such securities.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Jacobs International Octagon Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jacobs International Octagon Portfolio (the "Portfolio"), a portfolio of the UAM Funds Trust, at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by corre-spondence with the custodian and the application of alternative auditing pro-cedures where securities purchased were not received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston Massachusetts
June 3, 1998

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes during the fiscal year ended April 30, 1998 amounting to approx-imately $160,000 are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 1998 which shareholders of this Portfolio will receive in late January, 1999.

For the fiscal year ended April 30, 1998, gross income derived from sources within foreign countries amounted to approximately $1,749,000 for the Portfo-lio.

UAM Funds                               Jacobs International
                                        Octagon Portfolio
--------------------------------------------------------------------------------
Officers and Trustees

Norton H. Reamer
Trustee, President and Chairman         William H. Park
                                        Vice President
John T. Bennett, Jr.
Trustee                                 Michael E. DeFao
                                        Secretary
Nancy J. Dunn
Trustee                                 Karl O. Hartmann
                                        Assistant Secretary
Philip D. English
Trustee                                 Gary L. French
                                        Treasurer
William A. Humenuk
Trustee                                 Robert R. Flaherty
                                        Assistant Treasurer
Charles H. Salisbury, Jr.
Trustee and Executive Vice President    Gordon M. Shone
                                        Assistant Treasurer
Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

Investment Adviser
Jacobs Asset Management
200 East Broward Boulevard, Suite 1920
Fort Lauderdale, FL 33301

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                --------------------------------------
Price Waterhouse LLP                    This report has been prepared for
160 Federal Street                      shareholders and may be distributed
Boston, MA 02110                        to others only if preceded or
                                        accompanied by a current prospectus.
Distributor                            ---------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                   UAM Funds

                                                   Annual Report


-------------------------------
   TJ Core Equity
     Portfolio
-------------------------------
                                April 30, 1998












                                                   UAM

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------
Dear Fellow Shareholders:

The equity markets continue their onward and upward march to record territory. In October, the market dramatically rebounded from the Asian market decline. In fact, this decline seems to have emboldened the "bulls" like a red flag to take the market higher. Market participants decided that the Federal Reserve could not raise interest rates because Indonesia, Malaysia, Thailand, and South Korea would collapse financially. Meanwhile, the weakness from those countries' lack of economic growth has been offset by the constant merger wave running through the domestic equity market. For the twelve months ending April 30, 1998, the Dow Jones Industrial Averages and the S&P 500 Index posted gains of 31.59% and 41.06% respectively while the TJ Core Equity Fund produced gains of 36.05%.

The constant drumbeat of market optimism and dearth of any respected market skeptics breeds high valuation levels. As is our style, the portfolio has been structured defensively to do better in a choppier environment than one in which there is only smooth sailing. This modestly defensive outlook may at times hinder performance in an exuberant market. As a result, the Fund's de-fensive portfolio underperformed the explosive S&P 500 but still outpaced the Dow Jones Industrial Averages for the twelve months ended April 30, 1998.

The fiscal year ended April 30, 1998 is weighing excellent domestic economic numbers (employment and inflation) against the Federal Reserve's fears that employment tightness and financial and real estate price increases are signal-ing inflation. For this reason it appears that every economic indicator is the straw that breaks the camel's back, to force the Federal Reserve to either lower/raise interest rates. It seems like a World War I trench warfare battle with many casualties and a lot of gnashing of teeth yet very little ground gained by either side. Eventually that war ended too. For the quarter ended April 30, 1998 the TJ Core Equity Fund gained 13.50% versus a gain of 13.85% in the S&P 500 and 15.10% in the Dow Jones Industrial Averages.

The adviser has taken advantage of the market's obsession with growth and dis-gust with lackluster current earnings to reduce our exposure to fully valued securities and reinvest proceeds in new positions. During the twelve months ended April 30, 1998 the Fund eliminated positions in A.C. Nielsen, Cognizant, Columbia HCA, Cooper Industries, Halliburton, NCR, Pitney Bowes, and Waste Management. The Fund established new positions in Allergan, AMP, Johnson & Johnson, Jostens, Limited, McDonald's, Raytheon, Philip Morris, Schlumberger, Tricon Global, and USWest Media Group.

In our view returns similar to the recent years' outstanding gains are not likely, as the economic outlook becomes more uncertain and earnings advances become more

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------
difficult to achieve. While mergermania and investor enthusiasm continue un-abated, valuation levels are becoming stretched. As a result, the adviser will continue to emphasize the defensive posture of the TJ Core Equity Fund and will use instances of increasing volatility as opportunities to accumulate un-dervalued companies with favorable long-term prospects.

TOM JOHNSON INVESTMENT MANAGEMENT, INC.

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
                       TJ CORE EQUITY PORTFOLIO AND THE
                     STANDARD & POOR'S 500 INDEX (S&P 500)

----------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN**
         FOR PERIOD ENDED APRIL 30, 1998
----------------------------------------------------
      1 YEAR              SINCE 9/28/95*++
----------------------------------------------------
      36.05%                   25.90%
----------------------------------------------------

Measurement Period           TJ CORE        S&P
(Fiscal Year Covered)        EQUITY         500 INDEX
-------------------          ----------     ---------
FYE 09/28/95                 $10000         $10000
FYE 04/30/96                 $11113         $11335
FYE 04/30/97                 $13355         $14182
FYE 04/30/98                 $18164         $20005


           COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
                       TJ CORE EQUITY PORTFOLIO AND THE
                     STANDARD & POOR'S 500 INDEX (S&P 500)

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such reduction of expenses, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 9/30/95 is used as the beginning value on 9/28/95.
                      Definition of the Comparative Index
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                              APRIL 30, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 95.5%
                                                              SHARES   VALUE+
                                                              ------ -----------
 AEROSPACE & DEFENSE - 2.7%
  Raytheon Co., Class A......................................   800  $    44,150
  Raytheon Co., Class B...................................... 4,600      260,762
                                                                     -----------
                                                                         304,912
                                                                     -----------
 AUTOMOTIVE - 1.3%
  Ford Motor Co. ............................................ 3,300      151,181
                                                                     -----------
 BANKS - 4.4%
  First Union Corp. ......................................... 5,100      307,912
  NationsBank Corp. ......................................... 2,500      189,375
                                                                     -----------
                                                                         497,287
                                                                     -----------
 BEVERAGES, FOOD & TOBACCO - 7.2%
  Anheuser-Busch Cos., Inc. ................................. 2,700      123,694
  Heinz (H.J.) Co. .......................................... 5,000      272,500
  Philip Morris Cos., Inc. .................................. 2,600       97,012
  Sara Lee Corp. ............................................ 5,500      327,594
                                                                     -----------
                                                                         820,800
                                                                     -----------
 BROADCASTING & PUBLISHING - 5.5%
  Dun & Bradstreet Corp. .................................... 4,000      142,000
  Gannett Co. ............................................... 3,600      244,575
  McGraw-Hill Cos., Inc. .................................... 3,000      232,312
                                                                     -----------
                                                                         618,887
                                                                     -----------
 COMMUNICATIONS - 2.1%
  *U.S. West Media Group..................................... 6,200      234,050
                                                                     -----------
 CONGLOMERATES - 1.9%
  Textron, Inc. ............................................. 2,800      219,100
                                                                     -----------
 ELECTRICAL EQUIPMENT - 3.0%
  General Electric Co. ...................................... 4,000      340,500
                                                                     -----------
 ENERGY - 6.4%
  Amoco Corp. ............................................... 5,300      234,525
  Coastal Corp. ............................................. 3,300      235,744
  Mobil Corp. ............................................... 3,300      260,700
                                                                     -----------
                                                                         730,969
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                              APRIL 30, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
 FINANCIAL SERVICES - 8.6%
  American Express Co. ...................................... 2,300  $   234,600
  Associates First Capital Corp., Class A....................   864       64,584
  Block, H&R Inc. ........................................... 5,000      225,000
  Fannie Mae................................................. 5,000      299,375
  Lehman Brothers Holdings, Inc. ............................ 2,100      149,231
                                                                     -----------
                                                                         972,790
                                                                     -----------
 HEALTH CARE - 1.7%
  United Healthcare Corp. ................................... 2,800      196,700
                                                                     -----------
 HOSPITAL--SUPPLIES - 3.6%
  Johnson & Johnson.......................................... 3,400      242,675
  Mallinckrodt, Inc. ........................................ 5,100      164,475
                                                                     -----------
                                                                         407,150
                                                                     -----------
 INSURANCE - 3.2%
  Hartford Financial Services Group, Inc. ................... 3,300      365,475
                                                                     -----------
 LODGING & RESTAURANTS - 4.2%
  McDonald's Corp. .......................................... 5,700      352,688
  *Tricon Global Restaurants, Inc. .......................... 3,800      120,650
                                                                     -----------
                                                                         473,338
                                                                     -----------
 MACHINERY & CONSTRUCTION - 2.0%
  Foster Wheeler Corp. ...................................... 8,300      229,806
                                                                     -----------
 MANUFACTURING - 5.9%
  ITT Industries, Inc. ...................................... 7,700      280,569
  Tyco International Ltd. ................................... 7,100      386,950
                                                                     -----------
                                                                         667,519
                                                                     -----------
 METALS - 1.1%
  USX-U.S. Steel Group, Inc. ................................ 3,300      129,113
                                                                     -----------
 MISCELLANEOUS CONSUMER SERVICES - 1.5%
  Jostens, Inc. ............................................. 7,000      165,812
                                                                     -----------
 OIL SERVICES - 1.2%
  Schlumberger Ltd. ......................................... 1,600      132,600
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                              APRIL 30, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
 PAPER & PACKAGING - 1.1%
  Union Camp Corp. ..........................................  2,100 $   126,788
                                                                     -----------
 PHARMACEUTICALS - 6.6%
  Allergan, Inc. ............................................  6,000     249,375
  *Allergan Specialty Therapeutics, Inc., Class A............    300       3,075
  Bristol-Myers Squibb Co. ..................................  2,300     243,513
  Merck & Co., Inc. .........................................  2,100     253,050
                                                                     -----------
                                                                         749,013
                                                                     -----------
 RETAIL - 3.9%
  Limited, Inc. .............................................  4,500     151,031
  Wal-Mart Stores, Inc. .....................................  5,800     293,263
                                                                     -----------
                                                                         444,294
                                                                     -----------
 TECHNOLOGY - 9.7%
  AMP, Inc. .................................................  5,200     204,425
  Avnet, Inc. ...............................................  4,000     246,750
  Compaq Computer Corp. .....................................  9,600     269,400
  International Business Machines Corp. .....................  3,300     382,388
                                                                     -----------
                                                                       1,102,963
                                                                     -----------
 TELECOMMUNICATIONS - 2.4%
  Lucent Technologies, Inc. .................................  3,600     274,050
                                                                     -----------
 TRANSPORTATION - 2.5%
  Southwest Airlines Co. .................................... 10,400     285,350
                                                                     -----------
 UTILITIES-COMMUNICATIONS - 1.8%
  AT&T Corp. ................................................  3,300     198,206
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $8,621,370).............................  10,838,653
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                              APRIL 30, 1998
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS - 6.6%

                                                             FACE
                                                            AMOUNT    VALUE+
                                                           -------- -----------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/01/98, to be repurchased at $744,111, collateralized
   by $648,704 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27, valued at $752,455
   (Cost $744,000).......................................  $744,000 $   744,000
                                                                    -----------
  TOTAL INVESTMENTS - 102.1% (Cost $9,365,370) (a)................   11,582,653
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - (2.1)%.....................     (234,610)
                                                                    -----------
  NET ASSETS - 100%...............................................  $11,348,043
                                                                    ===========

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $9,365,478. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,217,175. This consisted of aggregate gross unrealized appreciation for all securities of $2,355,693 and aggregate gross unrealized depreciation for all securities of $138,518.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                              APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................. $ 9,365,370
                                                                   ===========
 Investments, at Value............................................ $11,582,653
 Cash.............................................................         939
 Receivable for Portfolio Shares Sold.............................      10,703
 Receivable for Investments Sold..................................      94,408
 Dividends Receivable.............................................       6,894
 Other Assets.....................................................         168
                                                                   -----------
  Total Assets....................................................  11,695,765
                                                                   -----------
 LIABILITIES
 Payable for Investments Purchased................................     219,156
 Payable for Portfolio Shares Redeemed............................     100,103
 Payable for Administrative Fees - Note C.........................       6,472
 Payable for Distribution and Service Fees - Note E...............       2,334
 Payable for Trustees' Fees - Note G..............................         614
 Payable for Investment Advisory Fees - Note B....................         143
 Other Liabilities................................................      18,900
                                                                   -----------
  Total Liabilities...............................................     347,722
                                                                   -----------
 NET ASSETS....................................................... $11,348,043
                                                                   ===========
 NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $ 8,750,770
 Undistributed Net Investment Income..............................          83
 Accumulated Net Realized Gain....................................     379,907
 Unrealized Appreciation..........................................   2,217,283
                                                                   -----------
 NET ASSETS....................................................... $11,348,043
                                                                   ===========
 INSTITUTIONAL SERVICE CLASS SHARES
  Shares Issued and Outstanding (Unlimited authorization, no par
   value).........................................................     655,964
  Net Asset Value, Offering and Redemption Price Per Share........      $17.30
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                              FOR THE YEAR ENDED
                                              APRIL 30, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends........................................................... $  131,795
 Interest............................................................     35,270
                                                                      ----------
  TOTAL INCOME.......................................................    167,065
                                                                      ----------
 EXPENSES
 Investment Advisory Fees - Note B...................................     63,097
 Administrative Fees - Note C........................................     76,356
 Printing Fees.......................................................     23,632
 Distribution and Service Fees - Note E..............................     18,198
 Registration and Filing Fees........................................     15,604
 Audit Fees..........................................................     11,820
 Account Services Fees - Note F......................................     10,898
 Legal Fees..........................................................      4,840
 Custodian Fees - Note D.............................................      3,642
 Trustees' Fees - Note G.............................................      2,461
 Other Expenses......................................................      2,263
 Account Services Fees Waived - Note F...............................    (10,898)
 Investment Advisory Fees Waived - Note B............................    (63,097)
 Expenses Assumed by the Adviser - Note B............................    (53,588)
                                                                      ----------
  Net Expenses Before Expense Offset.................................    105,228
 Expense Offset - Note A.............................................       (172)
                                                                      ----------
  Net Expenses After Expense Offset..................................    105,056
                                                                      ----------
 NET INVESTMENT INCOME...............................................     62,009
                                                                      ----------
 NET REALIZED GAIN ON INVESTMENTS....................................    512,167
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  OF INVESTMENTS.....................................................  1,815,201
                                                                      ----------
 NET GAIN ON INVESTMENTS.............................................  2,327,368
                                                                      ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $2,389,377
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                     YEARS ENDED APRIL 30,
                                                      1998         1997
                                                   -----------  ----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income..........................  $    62,009  $   20,486
  Net Realized Gain..............................      512,167      60,890
  Net Change in Unrealized
   Appreciation/Depreciation.....................    1,815,201     317,028
                                                   -----------  ----------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS....................................    2,389,377     398,404
                                                   -----------  ----------
 DISTRIBUTIONS:
  Net Investment Income..........................      (64,393)    (18,293)
  Net Realized Gain..............................     (179,488)    (16,792)
                                                   -----------  ----------
  TOTAL DISTRIBUTIONS............................     (243,881)    (35,085)
                                                   -----------  ----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.........................................    9,086,285   1,596,878
  In Lieu of Cash Distributions..................      241,967      35,048
  Redeemed.......................................   (3,014,063)   (130,217)
                                                   -----------  ----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS...    6,314,189   1,501,709
                                                   -----------  ----------
  TOTAL INCREASE.................................    8,459,685   1,865,028
 NET ASSETS:
  Beginning of Year..............................    2,888,358   1,023,330
                                                   -----------  ----------
  End of Year (including undistributed net
   investment
   income of $83 and $2,467, respectively).......  $11,348,043  $2,888,358
                                                   ===========  ==========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued..................................      610,019     136,745
  In Lieu of Cash Distributions..................       15,730       3,000
  Shares Redeemed................................     (191,077)    (11,047)
                                                   -----------  ----------
                                                       434,672     128,698
                                                   ===========  ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 SEPTEMBER 28,
                                         YEARS ENDED APRIL 30,     1995* TO
                                         ----------------------    APRIL 30,
                                            1998        1997         1996
                                         ----------  ----------  -------------
Net Asset Value, Beginning of Period.... $    13.05  $    11.05     $ 10.00
                                         ----------  ----------     -------
Income From Investment Operations
 Net Investment Income..................       0.10        0.12        0.06
 Net Realized and Unrealized Gain on
  Investments...........................       4.55        2.08        1.05
                                         ----------  ----------     -------
 Total from Investment Operations.......       4.65        2.20        1.11
                                         ----------  ----------     -------
Distributions
 Net Investment Income..................      (0.11)      (0.11)      (0.06)
 Net Realized Gain......................      (0.29)      (0.09)        --
                                         ----------  ----------     -------
 Total Distributions....................      (0.40)      (0.20)      (0.06)
                                         ----------  ----------     -------
Net Asset Value, End of Period.......... $    17.30  $    13.05     $ 11.05
                                         ==========  ==========     =======
TOTAL RETURN+...........................      36.05%      20.14%      11.13%***
                                         ==========  ==========     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)... $   11,348  $    2,888     $ 1,023
Ratio of Expenses to Average Net
 Assets.................................       1.25%       1.26%       1.38%**
Ratio of Net Investment Income to
 Average Net Assets.....................       0.74%       1.07%       1.06%**
Portfolio Turnover Rate.................         52%         27%         17%
Average Commission Rate................. $   0.0600  $   0.0600     $0.0600
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by the Adviser to
 Average Net Assets.....................       1.52%       5.38%      12.48%**
Ratio of Expenses to Average Net Assets
 Including Expense Offsets..............       1.25%       1.25%       1.25%**

  *Commencement of Operations
 **Annualized
***Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The TJ Core Eq-uity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diver-sified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the TJ Core Equity Portfolio is to provide maximum total return consistent with rea-sonable risk to principal by investing in the common stock of quality compa-nies with lower valuations in sectors of the economy exhibiting strong, or im-proving relative performance.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted se-curities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------
  event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a wholly-owned sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.75% of average daily net assets for the month. Through January 1, 2000, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------
operating expenses, after the effect of expense offset arrangements, from ex-ceeding 1.25% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has en-tered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent serv-ices. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1998, $72,990 was paid to CGFSC for its services.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfo-lio's net assets. The Portfolio is not currently making payments for distribu-tion fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of shares owned by clients of the Service Agents.

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in or-der to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net as-sets.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

  H. PURCHASES AND SALES: For the year ended April 30, 1998, the Portfolio made purchases of $9,730,083 and sales of $3,990,851 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1998, the Port-folio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 56% of total shares outstanding were held by 3 record shareholders owning more than 10% of the aggregate total shares out-standing.

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
TJ Core Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the TJ Core Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds Trust, at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by corre-spondence with the custodian and the application of alternative auditing pro-cedures where securities purchased were not received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 3, 1998

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

TJ Core Equity Portfolio hereby designates approximately $41,182 and $32,358 as 20% and 28% long-term capital gain dividends, respectively, for the purpose of the dividend paid deduction on their federal income tax return.

For the year ended April 30, 1998, the percentage of dividends paid from in-vestment company taxable income that qualify for the 70% dividend received de-duction for corporate shareholders is 65.50%.

UAM Funds                                           TJ Core Equity
                                                    Portfolio
================================================================================

Officers and Trustees

Norton H. Reamer                                    William H. Park
Trustee, President and Chairman                     Vice President

John T. Bennett, Jr.                                Michael E. DeFao
Trustee                                             Secretary

Nancy J. Dunn                                       Karl O. Hartmann
Trustee                                             Assistant Secretary

Philip D. English                                   Gary L. French
Trustee                                             Treasurer

William A. Humenuk                                  Robert R. Flaherty
Trustee                                             Assistant Treasurer

Charles H. Salisbury, Jr.                           Gordon M. Shone
Trustee and Executive Vice President                Assistant Treasurer

Peter M. Whitman, Jr.
Trustee

================================================================================

Investment Adviser
Tom Johnson Investment Management, Inc.
211 North Robinson,
Suite 450
Oklahoma City, OK 73102

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                    ------------------------------------
Price Waterhouse LLP                       This report has been prepared for
160 Federal Street                         shareholders and may be distributed
Boston, MA 02110                           to others only if preceded or
                                           accompanied by a current prospectus.
Distributor                                ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110